EXHIBIT 10.1
AMENDED AND RESTATED CREDIT AGREEMENT
dated as of
June 29, 2007
among
LIVE NATION, INC. (f/k/a CCE SPINCO, INC.),
LIVE NATION WORLDWIDE, INC. (f/k/a SFX ENTERTAINMENT, INC.),
and
THE FOREIGN BORROWERS PARTY HERETO,
as Borrowers,
THE LENDERS PARTY HERETO,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,
JPMORGAN CHASE BANK, N.A., TORONTO BRANCH,
as Canadian Agent,
J.P. MORGAN EUROPE LIMITED,
as London Agent,
and
BANK OF AMERICA, N.A.,
as Syndication Agent
JUNE 29
J.P. MORGAN SECURITIES INC. BANC OF AMERICA SECURITIES LLC
as Co-Lead Arrangers and Joint Bookrunners

[CS&M Ref.: 6701-562]

TABLE OF CONTENTS

Page

ARTICLE I

Definitions

SECTION 1.01. SECTION 1.02. SECTION 1.03. SECTION 1.04. SECTION 1.05. SECTION 1.06. SECTION 1.07.	Defined Terms
Classification of Loans and Borrowings
Terms Generally
Accounting Terms; GAAP; Pro Forma Calculations
Effectuation of Transactions
Exchange Rates
Redenomination of Certain Foreign Currencies

ARTICLE II

The Credits

SECTION 2.01.
SECTION 2.02.
SECTION 2.03.
SECTION 2.04.
SECTION 2.05.
SECTION 2.06.
SECTION 2.07.
SECTION 2.08.
SECTION 2.09.
SECTION 2.10.
SECTION 2.11.
SECTION 2.12.
SECTION 2.13.
SECTION 2.14.
SECTION 2.15.
SECTION 2.16.
SECTION 2.17.
SECTION 2.18.
SECTION 2.19.
SECTION 2.20.
SECTION 2.21.
SECTION 2.22.
SECTION 2.23.
Commitments
Loans and Borrowings
Requests for Borrowings
Swingline Loans
Letters of Credit
Funding of Borrowings and B/A Drawings
Interest Elections
Termination and Reduction of Commitments
Repayment of Loans and B/As; Evidence of Debt
Amortization of Term Loans
Prepayment of Loans and B/As
Fees
Interest
Alternate Rate of Interest
Increased Costs; Illegality
Break Funding Payments
Taxes
Payments Generally; Pro Rata Treatment; Sharing of Set-offs
Mitigation Obligations; Replacement of Lenders
Canadian Bankers’ Acceptances
Incremental Commitments
Additional Reserve Costs
Foreign Borrowers

ARTICLE III

Representations and Warranties

SECTION 3.01.
SECTION 3.02.
SECTION 3.03.
SECTION 3.04.
SECTION 3.05.
SECTION 3.06.
SECTION 3.07.
SECTION 3.08.
SECTION 3.09.
SECTION 3.10.
SECTION 3.11.
SECTION 3.12.
SECTION 3.13.
SECTION 3.14.
SECTION 3.15.
SECTION 3.16.
SECTION 3.17.
SECTION 3.18.
Organization; Powers
Authorization; Enforceability
Governmental Approvals; No Conflicts
Financial Condition; No Material Adverse Change
Properties
Litigation and Environmental Matters
Compliance with Laws and Agreements
Investment and Holding Company Status
Taxes
ERISA
Disclosure
Subsidiaries and Joint Ventures
Insurance
Labor Matters
Solvency
Status of Obligations
Collateral Matters
Immunities, Etc

ARTICLE IV

Conditions

SECTION 4.01. SECTION 4.02. SECTION 4.03.	Effective Date Each Credit Event First Credit Extension to a Foreign Borrower

ARTICLE V

Affirmative Covenants

SECTION 5.01. SECTION 5.02. SECTION 5.03. SECTION 5.04. SECTION 5.05. SECTION 5.06. SECTION 5.07. SECTION 5.08. SECTION 5.09. SECTION 5.10. SECTION 5.11. SECTION 5.12. SECTION 5.13. SECTION 5.14.	Financial Statements and Other Information
Notices of Material Events
Information Regarding Collateral
Existence; Conduct of Business
Payment of Obligations
Maintenance of Properties
Insurance
Casualty and Condemnation
Books and Records; Inspection and Audit Rights
Compliance with Laws
Additional Subsidiaries
Further Assurances
Interest Rate Protection
Ownership of Foreign Borrowers

ARTICLE VI

Negative Covenants

SECTION 6.01.
SECTION 6.02.
SECTION 6.03.
SECTION 6.04.
SECTION 6.05.
SECTION 6.06.
SECTION 6.07.
SECTION 6.08.
SECTION 6.09.
SECTION 6.10.
SECTION 6.11.
SECTION 6.12.
SECTION 6.13.
SECTION 6.14.
SECTION 6.15.
SECTION 6.16.
SECTION 6.17.
Indebtedness; Certain Equity Securities
Liens
Fundamental Changes
Investments, Loans, Advances, Guarantees and Acquisitions
Asset Sales
Sale and Leaseback Transactions
Swap Agreements
Restricted Payments; Certain Payments of Indebtedness.
Transactions with Affiliates
Restrictive Agreements
Amendment of Material Documents
Use of Proceeds and Letters of Credit
Adjusted Interest Expense Coverage Ratio
Adjusted Leverage Ratio
Adjusted Senior Leverage Ratio
Capital Expenditures
Accounting Changes

ARTICLE VII

Events of Default

SECTION 7.01. SECTION 7.02.	Events of Default CAM

ARTICLE VIII

The Agents

ARTICLE IX

Miscellaneous

SECTION 9.01.
SECTION 9.02.
SECTION 9.03.
SECTION 9.04.
SECTION 9.05.
SECTION 9.06.
SECTION 9.07.
SECTION 9.08.
SECTION 9.09.
SECTION 9.10.
SECTION 9.11.
SECTION 9.12.
SECTION 9.13.
SECTION 9.14.
SECTION 9.15.
SECTION 9.16.
SECTION 9.17.
Notices
Waivers; Amendments
Expenses; Indemnity; Damage Waiver
Successors and Assigns
Survival
Counterparts; Integration; Effectiveness
Severability
Right of Setoff
Governing Law; Jurisdiction; Consent to Service of Process
WAIVER OF JURY TRIAL
Headings
Confidentiality
Interest Rate Limitation
Release of Liens and Guarantees
Conversion of Currencies
USA Patriot Act Notice
Effectiveness of Amendment and Restatement; No Novation

SCHEDULES:

Schedule 1.01(a) — HOBE Excluded Assets

Schedule 1.01(b) — HOBE Subsidiary Grantors

Schedule 2.01 — Commitments

Schedule 2.05 — Existing Letters of Credit

Schedule 3.06 — Disclosed Matters

Schedule 3.12 — Subsidiaries and Joint Ventures

Schedule 3.17 — Filings

Schedule 4.01(f) — Certain Collateral Matters

Schedule 6.01 — Existing Indebtedness

Schedule 6.01(c)- Permitted Subsidiary Preferred Stock

Schedule 6.02 — Existing Liens

Schedule 6.03 — Holdco #1 Real Property

Schedule 6.04(b) — Existing Investments

Schedule 6.04(m) — Required Investments

Schedule 6.05 — Designated Assets

Schedule 6.06 — Designated Sale-Leaseback Assets

Schedule 6.08 — Existing Holding Company Obligations

Schedule 6.09 — Existing Affiliate Transactions

Schedule 6.10 — Existing Restrictions

EXHIBITS:

Exhibit A — Form of Assignment and Assumption

Exhibit B — Amended and Restated Domestic Collateral Agreement

Exhibit C — Form of Foreign Borrower Agreement

Exhibit D — Form of Foreign Borrower Termination

Exhibit E — Form of Perfection Certificate

Exhibit F — Permitted Subordinated Indebtedness Terms

Exhibit G — Mandatory Costs Rate Formula

Exhibit H-1 — Reserved

Exhibit H-2 — Reserved

Exhibit I — Form of Permitted Acquisition Holding Guarantee

AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 29, 2007 (this “Agreement”), among LIVE NATION, INC. (f/k/a CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (f/k/a SFX ENTERTAINMENT, INC.), and the FOREIGN BORROWERS party hereto, as Borrowers, the LENDERS party hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Agent, J.P. MORGAN EUROPE LIMITED, as London Agent, and BANK OF AMERICA, N.A., as Syndication Agent.

WHEREAS, subject to the satisfaction of the conditions set forth herein, on the Effective Date the Credit Agreement among the parties named above dated as of December 21, 2005 (the “Original Credit Agreement”), as amended by the Incremental Assumption Agreement and Amendment No. 1, Amendment No. 2 and Incremental Assumption Agreement and Amendment No. 3 among such parties (the Original Credit Agreement as so amended, the “Amended Original Credit Agreement”) is amended and restated, as provided herein;

WHEREAS, on or prior to the Effective Date, (a) each Loan Party shall execute and deliver the Loan Documents to which it is a party, and (b) each Loan Party shall pay fees and expenses incurred in connection with the foregoing (the “Transaction Costs”). The transactions described in clauses (a) through (b) of the immediately preceding sentence are collectively referred to herein as the “Transactions”.

WHEREAS, in connection with the foregoing, the Borrowers have requested that the Lenders maintain and/or extend credit in the form of Term Loans, Revolving Loans and B/As and the Issuing Banks issue Letters of Credit, in each case in the manner and subject to the conditions set forth herein.

NOW, THEREFORE, in connection therewith, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

“Academy Music Group” means AMG and its subsidiaries.

“Act” has the meaning set forth in Section 9.16.

“Adjusted Consolidated EBITDA” has the meaning set forth in Section 6.08(a).

“Adjusted Consolidated Net Income” has the meaning set forth in Section 6.08(a)(xiv).

“Adjusted Leverage Ratio” has the meaning set forth in Section 6.08(a).

“Adjusted Senior Leverage Ratio” has the meaning set forth in Section 6.15.

“Adjusted Total Indebtedness” has the meaning set forth in Section 6.08(a).

“Adjusted Total Senior Indebtedness” has the meaning set forth in Section 6.15.

“Adjusted Eurocurrency Rate” means, (a) with respect to any Eurocurrency Borrowing for any Interest Period that is denominated in US Dollars, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to (i) the LIBO Rate for such Interest Period multiplied by (ii) the Statutory Reserves and (b) with respect to any Eurocurrency Borrowing for any Interest Period that is denominated in a Foreign Currency, an interest rate per annum equal to (i) for any Eurocurrency Borrowing denominated in Euros, the EURIBO Rate or (ii) for any other Eurocurrency Borrowing, the LIBO Rate, in each case in effect for such Interest Period and subject to Section 2.22.

“Administrative Agent” means JPMCB, in its capacity as administrative agent for the Lenders hereunder, or any successor thereto appointed in accordance with Article VIII.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agents” means, collectively, the Administrative Agent, the Canadian Agent, the London Agent, the Collateral Agent and any other affiliate of the Administrative Agent appointed in accordance with Article VIII.

“Agreement” has the meaning set forth in the preamble hereto.

“Agreement Currency” has the meaning set forth in Section 9.15

Alternate Base Rate” means, for any day, a rate per annum equal to the greater of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

“Amended Original Credit Agreement” has the meaning set forth in the preamble hereto.

“AMG” means Electric Trading Limited, a company incorporated in England and Wales.

“AMG Credit Documents” means the Senior Sterling Term and Revolving Facilities Agreement between AMG, Lloyds TSB Bank plc and the other parties thereto, dated August 27, 2004; the Supplemental Agreement between Electricland Limited and Lloyds TSB Bank plc, dated September 19, 2006, relating to such Senior Sterling Term and Revolving Facilities Agreement, and the Mezzanine Facility Agreement between AMG, Lloyds TSB Bank plc and the other parties thereto, dated August 27, 2004.

“Applicable Agent” means (a) with respect to a Loan or Borrowing denominated in US Dollars or a Letter of Credit denominated in US Dollars or any Foreign Currency, or with respect to any payment that does not relate to any Loan, Borrowing or Letter of Credit, the Administrative Agent, (b) with respect to a Loan or Borrowing denominated in Canadian Dollars or a B/A, the Canadian Agent and (c) with respect to a Loan or Borrowing denominated in any other Foreign Currency, the London Agent.

“Applicable Creditor” has the meaning set forth in Section 9.15.

“Applicable Percentage” means, with respect to any Participating Revolving Lender, the percentage of the total Participating Revolving Commitments represented by such Lender’s Participating Revolving Commitment. If the Participating Revolving Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Participating Revolving Commitments most recently in effect, giving effect to any assignments.

“Applicable Rate” means, for any day (a) with respect to any Term Loan or Existing Incremental Term Loan, (i) 1.75% per annum, in the case of an ABR Loan, or (ii) 2.75% per annum, in the case of a Eurocurrency Loan and (b) with respect to any ABR Revolving Loan or Canadian Base Rate Revolving Loan, Eurocurrency Revolving Loan or B/A Drawing, or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “ABR and Canadian Base Rate Spread”, “Eurocurrency and B/A Spread” or “Commitment Fee Rate”, as the case may be, based upon the Leverage Ratio as of the most recent determination date, provided that until the delivery of Parent’s consolidated financial statements as of, and for the periods ending on December 31, 2005, pursuant to Section 5.01(a), the “Applicable Rate” for purposes of clause (b) shall be the applicable rate per annum set forth below in Category 6:

	Leverage Ratio:	ABR and Canadian	Eurocurrency and B/A	Commitment Fee
	—	Base Rate	—	—
		—	Spread	Rate
		Spread	—	—
Category 1	Less than or equal to 1.25 to 1.00	0.000%	0.750%	0.250%

	Less than or equal to 1.75 to
	1.00 but greater than 1.25 to
Category 2	1.00	0.000%	1.000%	0.250%

	Less than or equal to 2.25 to
	1.00 but greater than 1.75 to
Category 3	1.00	0.250%	1.250%	0.250%

	Less than or equal to 2.75 to
	1.00 but greater than 2.25 to
Category 4	1.00	0.500%	1.500%	0.250%

	Less than 3.00 to 1.00 but
Category 5	greater than 2.75 to 1.00	0.750%	1.750%	0.250%

	Greater than or equal to 3.00 to
Category 6	1.00	0.750%	1.750%	0.375%

For purposes of the foregoing, (i) the Leverage Ratio shall be determined as of the end of each fiscal quarter of Parent’s fiscal year based upon Parent’s consolidated financial statements delivered pursuant to Section 5.01(a) or (b) and (ii) each change in the Applicable Rate resulting from a change in the Leverage Ratio shall be effective during the period commencing on and including the Business Day following the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change, provided that the Leverage Ratio shall be deemed to be in Category 6 (A) at any time that an Event of Default has occurred and is continuing or (B) at the option of the Administrative Agent or at the request of the Required Lenders if Parent fails to timely deliver the consolidated financial statements required to be delivered by it pursuant to Section 5.01(a) or (b), during the period from the last day on which such statements are permitted to be delivered in conformity with Section 5.01(a) or (b), as the case may be, until such consolidated financial statements are delivered.

“Approved Fund” has the meaning assigned to such term in Section 9.04.

“Asset Sale Excess Proceeds” means, at any time, the amount by which the sum of all Net Proceeds received by or on behalf of Parent, any Borrower or any other Subsidiary in respect of all Prepayment Events described under clauses (a) and (b) of the definition of the term “Prepayment Event” occurring on or after the Effective Date exceeds an amount the US Dollar Equivalent of which is equal to the sum of (x) US$200,000,000 plus (y) an amount, which shall not exceed US$50,000,000, equal to the aggregate principal amount of term loans voluntarily prepaid by the borrowers pursuant to Section 2.11(a) with the proceeds of indebtedness incurred after the Effective Date pursuant to Section 6.01(vi) and/or Section 6.01(xi).

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

“B/A” means a bill of exchange, including a depository bill issued in accordance with the Depository Bills and Notes Act (Canada), denominated in Canadian Dollars, drawn by a Canadian Borrower and accepted by a Revolving Lender in accordance with the terms of this Agreement.

“B/A Drawing” means B/As accepted and purchased on the same date and as to which a single Contract Period is in effect including any B/A Equivalent Loans accepted and purchased on the same date and as to which a single Contract Period is in effect. For greater certainty, all provisions of this Agreement which are applicable to B/As are also applicable, mutatis mutandis, to B/A Equivalent Loans.

“B/A Equivalent Loan” has the meaning set forth in Section 2.20(k).

“Board” means the Board of Governors of the Federal Reserve System of the United States of America.

“Borrowers” means, collectively, the US Borrower and the Foreign Borrowers.

“Borrowing” means (a) Loans of the same Class and Type, made, converted or continued on the same date, denominated in the same currency and, in the case of Eurocurrency Loans, as to which a single Interest Period is in effect, or (b) a Swingline Loan.

“Borrowing Minimum” means (a) in the case of a Borrowing denominated in US Dollars, US$5,000,000 and (b) in the case of a Borrowing denominated in any Foreign Currency, the smallest amount of such Foreign Currency that is a multiple of 1,000,000 units of such currency that has a US Dollar Equivalent in excess of US$5,000,000.

“Borrowing Multiple” means (a) in the case of a Borrowing denominated in US Dollars, US$1,000,000 and (b) in the case of a Borrowing denominated in any Foreign Currency, 1,000,000 units of such currency.

“Borrowing Request” means a request by a Borrower for a Borrowing in accordance with Section 2.03.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed, provided that (a) when used in connection with a Eurocurrency Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in deposits in the applicable currency in the London interbank market, (b) when used in connection with a Loan denominated in Euros, the term “Business Day” shall also exclude any day on which the TARGET payment system is not open for the settlement of payments in Euros, (c) when used in connection with a Loan denominated in Canadian Dollars or a B/A, the term “Business Day” shall also exclude any day on which banks are not open for dealings in deposits in Canadian Dollars in Toronto and (d) when used in connection with a Loan denominated in any Foreign Currency other than Euros and Canadian Dollars, the term “Business Day” shall also exclude any day on which banks are not open for dealings in deposits in the applicable currency in the principal financial center of the country of such currency.

“Calculation Date” means (a) the last Business Day of each calendar quarter and (b) solely with respect to any Foreign Currency for a requested new Borrowing for which an Exchange Rate was not established on the immediately preceding Calculation Date, (i) in the case of Canadian Base Rate Borrowings or B/As, the Business Day immediately preceding the date on which such Borrowing is to be made and (ii) in the case of other Borrowings, the third Business Day preceding the date on which such Borrowing is to be made, provided that the Administrative Agent may in addition designate the last day of any other month as a Calculation Date if it reasonably determines that there has been significant volatility in the foreign currency markets.

“CAM” means the mechanism for the allocation and exchange of interests in Loans and other extensions of credit under this Agreement and collections thereunder established in Section 7.02.

“CAM Exchange” has the meaning set forth in Section 7.02(a).

“CAM Exchange Date” means the first date on which there shall occur (a) any Event of Default referred to in Section 7.01(h) or (i) in respect of any Borrower or (b) an acceleration of Loans pursuant to Section 7.01.

“CAM Percentage” means, as to each Lender, a fraction, expressed as a decimal, of which (a) the numerator shall be the aggregate US Dollar Equivalent (determined on the basis of Exchange Rates prevailing on the CAM Exchange Date) of the Designated Obligations owed to such Lender (whether or not at the time due and payable) immediately prior to the CAM Exchange Date and (b) the denominator shall be the aggregate US Dollar Equivalent (determined on the basis of Exchange Rates prevailing on the CAM Exchange Date) of the Designated Obligations owed to all the Lenders (whether or not at the time due and payable) immediately prior to the CAM Exchange Date.

“Canadian Agent” means JPMorgan Chase Bank, N.A., Toronto Branch, in its capacity as Canadian agent for the Lenders hereunder, or any successor thereto appointed in accordance with Article VIII.

“Canadian Base Rate” means, for any day, the rate of interest per annum (rounded upwards, if necessary, to the next 1/100 or 1%) equal to the greater of (a) the interest rate per annum publicly announced from time to time by the Canadian Agent as its reference rate in effect on such day at its principal office in Toronto for determining interest rates applicable to commercial loans denominated in Canadian Dollars in Canada (each change in such reference rate being effective from and including the date such change is publicly announced as being effective) and (b) the interest rate per annum equal to the sum of (i) the CDOR Rate on such day (or, if such rate is not so reported on the Reuters Screen CDOR Page, the average of the rate quotes for bankers’ acceptances denominated in Canadian Dollars with a term of 30 days received by the Canadian Agent at approximately 10:00 a.m., Toronto time, on such day (or, if such day is not a Business Day, on the next preceding Business Day) from one or more banks of recognized standing selected by it) and (ii) 0.50% per annum.

“Canadian Borrower” means the US Borrower or any Subsidiary that is incorporated or otherwise organized under the laws of Canada or any political subdivision thereof that has been designated as a Foreign Borrower pursuant to Section 2.23 and that has not ceased to be a Foreign Borrower as provided in such Section.

“Canadian Dollars” or “C$” means the lawful money of Canada.

“Canadian Lending Office” means, as to any Revolving Lender, the applicable branch, office or Affiliate of such Revolving Lender designated by such Revolving Lender to make Loans in Canadian Dollars and to accept and purchase or arrange for the purchase of B/As.

“Capital Expenditures” means, for any period, (a) the additions to property, plant and equipment and other capital expenditures of Parent and its consolidated Subsidiaries that are (or should be) set forth in a consolidated statement of cash flows of Parent for such period prepared in accordance with GAAP and (b) Capital Lease Obligations incurred by Parent and its consolidated Subsidiaries during such period. The following items will be excluded from the definition of Capital Expenditure: (a) expenditures to the extent funded by insurance proceeds, condemnation awards or payments pursuant to a deed in lieu thereof, (b) expenditures to the extent made through barter transactions and (c) non-cash capital expenditures required to be booked in accordance with GAAP.

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“CDOR Rate” means, on any date, an interest rate per annum equal to the average discount rate applicable to bankers’ acceptances denominated in Canadian Dollars with a term of 30 days (for purposes of the definition of the term “Canadian Base Rate”) or with a term equal to the Contract Period of the relevant B/As (for purposes of the definition of the term “Discount Rate”) appearing on the Reuters Screen CDOR Page (or on any successor or substitute page of such Screen, or any successor to or substitute for such Screen, providing rate quotations comparable to those currently provided on such page of such Screen, as determined by the Canadian Agent from time to time) at approximately 10:00 a.m., Toronto time, on such date (or, if such date is not a Business Day, on the next preceding Business Day).

“Change in Law” means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or any Issuing Bank (or, for purposes of Section 2.15(b), by any lending office of such Lender or by such Lender’s or such Issuing Bank’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

“Change of Control” means (a) the acquisition of ownership, directly or indirectly, beneficially, by any Person or group (within the meaning of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder but excluding any employee benefit plan of such Person or its subsidiaries, and any Person acting in its capacity as trustee, agent or other fiduciary or administrator of such plan), of securities representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding securities of Parent; (b) if, during any period of up to 12 consecutive months, commencing on the Effective Date, individuals who at the beginning of such period (together with any new directors whose election or whose nomination for election by the stockholders was approved by a vote of 66- ?% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination was previously so approved) were directors of Parent shall cease for any reason to constitute a majority of the Board of Directors of Parent; (c) any other event that constitutes a “change of control” or similar event with respect to any Holding Company, however denominated, under any other agreement or instrument evidencing or governing any Material Indebtedness or Permitted Holding Company Indebtedness; or (d) the US Borrower ceasing to be a wholly owned Subsidiary of Parent (other than in respect of the Preferred Stock).

“Charges” has the meaning set forth in Section 9.13.

“Class”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Limited Currency Revolving Loans, Multicurrency Revolving Loans, US Dollar Revolving Loans, Term Loans or Swingline Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Limited Currency Revolving Commitment, Multicurrency Revolving Commitment or US Dollar Revolving Commitment.

“Class”, when used in reference to any Lender, refers to whether such Lender has a Loan or Commitment with respect to a particular Class.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” has the meaning set forth in the definition of the term “Collateral and Guarantee Requirement”.

“Collateral Agent” means JPMCB, in its capacity as collateral agent for the Lenders hereunder, or any successor thereto appointed in accordance with Article VIII.

“Collateral and Guarantee Requirement” means, at any time (subject to the provisions of Section 5.11), the requirement that:

(a) the Administrative Agent shall have received each Security Document, duly executed by each Loan Party required to be party thereto in order that the requirements set forth in clauses (b) and (c) below shall be satisfied;

(b) (i)  all Obligations shall be unconditionally guaranteed (the “US Guarantees”) by Parent, each Permitted Acquisition Holding and the other Material Subsidiaries that are Domestic Subsidiaries (the “US Guarantors”) and (ii) all Foreign Obligations shall be unconditionally guaranteed (the “Foreign Guarantees” and, together with the US Guarantees, the “Obligations Guarantees”) by the Material Subsidiaries that are Foreign Subsidiaries (the “Foreign Guarantors” and, together with the US Guarantors, the “Obligations Guarantors”);

(c) (i)  the Obligations and the US Guarantees shall have been secured by a first-priority security interest in (A) all the Equity Interests held by each US Guarantor, provided that pledges of Equity Interests of each Foreign Subsidiary shall be limited to 66.5% of the Equity Interests of such Foreign Subsidiary to the extent that the pledge of any greater percentage would result in adverse tax consequences and (B) substantially all tangible and intangible assets of each US Guarantor, including, accounts, inventory, equipment, commercial tort claims, intellectual property, intercompany indebtedness, general intangibles, cash and proceeds of the foregoing, but excluding the Excluded Assets of each US Guarantor (collectively, the “US Collateral”), and (ii) the Foreign Obligations and the Foreign Guarantees shall have been secured by a first-priority security interest in (X) all the Equity Interests held by each Foreign Guarantor and (Y) substantially all tangible and intangible assets of each Foreign Guarantor, including accounts, inventory, equipment, commercial tort claims, intellectual property, intercompany indebtedness, general intangibles, cash and proceeds of the foregoing, but excluding the Excluded Assets of each Foreign Guarantor (collectively, the “Foreign Collateral” and, together with the US Collateral, the “Collateral”);

(d) none of the Collateral shall be subject to any Lien other than Liens permitted under Section 6.02;

(e) the Administrative Agent shall have received, as reasonably requested by it to be so delivered, certificates or other instruments representing all Equity Interests constituting Collateral, together with stock powers or other instruments of transfer with respect thereto endorsed in blank;

(f) all Indebtedness of Parent, any Borrower or any other Subsidiary that is evidenced by a promissory note, is owing to any Loan Party and constitutes Collateral shall be delivered to the Administrative Agent, together with instruments of transfer with respect thereto endorsed in blank;

(g) all documents and instruments, including Uniform Commercial Code financing statements, required by law or reasonably requested by the Administrative Agent to be filed, registered or recorded to create the Liens intended to be created by the Security Documents and perfect such Liens to the extent required by, and with the priority required by, the Security Documents, shall have been filed, registered or recorded or delivered to the Administrative Agent for filing, registration or recording; and

(h) each Loan Party shall have obtained all consents and approvals required to be obtained by it in connection with the execution and delivery of all Security Documents to which it is a party, the performance of its obligations thereunder and the granting by it of the Liens thereunder, provided that the foregoing definition shall not require the creation or perfection of pledges of or security interests in particular assets of the Loan Parties or Guarantees from particular Subsidiaries if, to the extent and for so long as, the Administrative Agent, in consultation with the US Borrower, reasonably determines that the cost to the Borrowers of creating or perfecting such pledges or security interests in such assets or obtaining such Guarantees (in each case, taking into account (i) any adverse tax consequences to Parent, the Borrowers and the other Subsidiaries (including the imposition of withholding or other material taxes on Lenders) and (ii) with respect to security interests in Equity Interests in Persons that are not, directly or indirectly, wholly owned by Parent, any restrictions on the creation or perfection of such security interests (including the costs of obtaining necessary consents and approvals from other holders of Equity Interests in such Persons)) shall be commercially unreasonable in view of the benefits to be obtained by the Lenders therefrom.

“Commitment” means a Limited Currency Revolving Commitment, Multicurrency Revolving Commitment, US Dollar Revolving Commitment, Incremental Term Commitment or any combination thereof (as the context requires).

“Consolidated Cash Interest Expense” means, for any period, the excess of (a) the sum of (i) the interest expense (including imputed interest expense in respect of Capital Lease Obligations) of Parent, the Borrowers and the other Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, plus (ii) any interest accrued during such period in respect of Indebtedness of Parent, any Borrower or any other Subsidiary that is required to be capitalized rather than included in consolidated interest expense for such period in accordance with GAAP, plus (iii) any cash payments made during such period in respect of obligations referred to in clause (b)(ii) below that were amortized or accrued in a previous period, plus (iv) the aggregate amount of all Restricted Payments (other than Restricted Payments made pursuant to Sections 6.08(a)(v), (vi) and (vii)) made by the Holding Companies to Persons other than Holding Companies during such period minus (b) the sum of (i) to the extent included in such consolidated interest expense for such period, non-cash amounts attributable to amortization of financing costs paid in a previous period, plus (ii) to the extent included in such consolidated interest expense for such period, non-cash amounts attributable to amortization of debt discounts or accrued interest payable in kind for such period, provided that Consolidated Cash Interest Expense with respect to any period shall be determined after giving pro forma effect to all acquisitions, investments, sales, dispositions, mergers, incurrences of Indebtedness or similar events (including, as applicable, the application of the proceeds therefrom) during such period.

“Consolidated EBITDA” means, for any period, Consolidated Net Income for such period plus (a) without duplication and to the extent deducted in determining such Consolidated Net Income, the sum of (i) consolidated interest expense for such period, (ii) consolidated income tax expense for such period, (iii) all amounts attributable to depreciation and amortization for such period, (iv) any extraordinary charges or losses for such period and (v) the one-time adjustments with respect to the fiscal quarters ended March 31, 2005, September 30, 2005, and December 31, 2005, that are set forth on Schedule 1.01 to the Original Credit Agreement, minus (b) without duplication and to the extent included in determining such Consolidated Net Income, any extraordinary gains for such period, all determined on a consolidated basis in accordance with GAAP and after giving pro forma effect to all acquisitions, investments, sales, dispositions, mergers, incurrences of Indebtedness or similar events (including, as applicable, the application of the proceeds therefrom) during such period.

“Consolidated Net Income” means, for any period, the net income or loss of Parent, the Borrowers and the other Subsidiaries for such period determined on a consolidated basis in accordance with GAAP (adjusted to reflect any charge, tax or expense incurred or accrued by Parent during such period as though such charge, tax or expense had been incurred by Parent, to the extent that Parent has made or would be entitled under the Loan Documents to make any payment to or for the account of Parent in respect thereof) and after giving pro forma effect to all acquisitions, investments, sales, dispositions, mergers, incurrences of Indebtedness or similar events (including, as applicable, the application of the proceeds therefrom) during such period, provided that, to the extent not included therein, the foregoing shall include the income of any Person (other than any Subsidiary) in which any other Person (other than any Borrower or any other Subsidiary or any director holding qualifying shares in compliance with applicable law) owns an Equity Interest, to the extent of the amount of cash or cash equivalent dividends or other cash or cash equivalent distributions actually paid to Parent, any Borrower or any other Subsidiary during such period.

“Consolidated Revenues” means, with respect to Parent, any Subsidiary or any group of Subsidiaries for any period, the revenues of Parent, such Subsidiary or such group of Subsidiaries for such period determined on a consolidated basis in accordance with GAAP excluding any revenues attributable to Permitted Acquisition Subsidiaries.

“Consolidated Tangible Assets” means, at any time, the value of the tangible assets of Parent, the Borrowers and the other Subsidiaries determined on a consolidated basis in accordance with GAAP, as set forth in the most recent Financial Officer’s certificate delivered pursuant to Section 5.01(c).

“Contract Period” means, with respect to any B/A, the period commencing on the date such B/A is issued and accepted and ending on the date 30, 60, 90 or 180 days thereafter, as the applicable Canadian Borrower may elect (in each case subject to availability), provided that if such Contract Period would end on a day other than a Business Day, such Contract Period shall be extended to the next succeeding Business Day.

“Contributed Equity” means the Net Proceeds of issuances of common equity by Parent after the Effective Date, to the extent such Net Proceeds have been further contributed as common equity to the US Borrower.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies, or the dismissal or appointment of the management, of a Person, whether through the ability to exercise voting power, by contract or otherwise. The terms “Controlling” and “Controlled” have meanings correlative thereto.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Designated Asset” has the meaning set forth in Section 6.05(m).

“Designated Sale-Leaseback Assets” means the assets listed in Schedule 6.06.

“Designated Obligations” means all obligations of the Borrowers with respect to (a) principal of and interest on the Loans, (b) amounts payable in respect of B/As at the maturity thereof, (c) unreimbursed LC Disbursements and interest thereon and (d) accrued and unpaid fees under the Loan Documents.

“Disclosed Matters” means the actions, suits and proceedings and the environmental matters disclosed in Schedule 3.06.

“Discount Proceeds” means, with respect to any B/A, an amount (rounded upward, if necessary, to the nearest C$.01) calculated by multiplying (a) the face amount of such B/A by (b) the quotient obtained by dividing (i) one by (ii) the sum of (A) one and (B) the product of (x) the Discount Rate (expressed as a decimal) applicable to such B/A and (y) a fraction of which the numerator is the Contract Period applicable to such B/A and the denominator is 365, with such quotient being rounded upward or downward to the fifth decimal place and .000005 being rounded upward.

“Discount Rate” means, with respect to a B/A being accepted and purchased on any day, (a) for a Lender which is a Schedule I Lender, (i) the CDOR Rate applicable to such B/A, or (ii) if the discount rate for a particular Contract Period is not quoted on the Reuters Screen CDOR Page, the arithmetic average (as determined by the Canadian Agent) of the percentage discount rates (expressed as a decimal and rounded upward, if necessary, to the nearest 1/100 of 1%) quoted to the Canadian Agent by the Schedule I Reference Lenders as the percentage discount rate at which each such bank would, in accordance with its normal practices, at approximately 10:00 a.m., Toronto time, on such day, be prepared to purchase bankers’ acceptances accepted by such bank having a face amount and term comparable to the face amount and Contract Period of such B/A, and (b) for a lender which is a Schedule II Lender or a Schedule III Lender, the lesser of (i) the CDOR Rate applicable to such B/A plus 0.10% per annum and (ii) the arithmetic average (as determined by the Canadian Agent) of the percentage discount rates (expressed as a decimal and rounded upward, if necessary, to the nearest 1/100 of 1%) quoted to the Canadian Agent by the Schedule II Reference Lenders as the percentage discount rate at which each such bank would, in accordance with its normal practices, at approximately 10:00 a.m., Toronto time, on such day, be prepared to purchase bankers’ acceptances accepted by such bank having a face amount and term comparable to the face amount and Contract Period of such B/A.

“Domestic Collateral Agreement” means the Guarantee and Collateral Agreement dated as of December 21, 2005 (as amended prior to the Effective Date pursuant to the terms of the Prior Reaffirmation Agreements), among Parent, the US Borrower, the other US Guarantors and the Administrative Agent, as amended and restated on the Effective Date by the Amended and Restated Guarantee and Collateral Agreement dated the date hereof among Parent, the US Borrower, the other US Guarantors and the Administrative Agent substantially in the form of Exhibit B hereto.

“Domestic Loan Parties” means Parent, the US Borrower and the other US Guarantors.

“Domestic Subsidiary” means any Subsidiary that is not a Foreign Subsidiary.

“Effective Date” means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02).

“EMU Legislation” means the legislative measures of the European Union for the introduction of, changeover to or operation of the Euro in one or more member states.

“Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of Parent, any Borrower or any other Subsidiary directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest (but, for the avoidance of doubt, not including Indebtedness convertible or exchangeable into common stock of Parent).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with Parent or the US Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an “accumulated funding deficiency” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by Parent or the US Borrower or any ERISA Affiliate of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by Parent or the US Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by Parent or the US Borrower or any ERISA Affiliate of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by Parent or the US Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from Parent or the US Borrower or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

“Euro” or “€” means the single currency of the European Union as constituted by the Treaty on European Union and as referred to in the EMU Legislation.

“EURIBO Rate” means, with respect to any Eurocurrency Borrowing denominated in Euros for any Interest Period, the rate appearing on page 248 of the Dow Jones Market Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the London Agent from time to time for purposes of providing quotations of interest rates applicable to Euro deposits in the European interbank market) at approximately 11:00 a.m., Paris time, two Business Days prior to the commencement of such Interest Period, as the rate for Euro deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the EURIBO Rate with respect to such Eurocurrency Borrowing for such Interest Period shall be the rate at which Euro deposits in an amount the US Dollar Equivalent of which is approximately equal to US$5,000,000 and for a maturity comparable to such Interest Period is offered by the London Agent in immediately available funds in the European interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

“Eurocurrency”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted Eurocurrency Rate.

“Event of Default” has the meaning assigned to such term in Section 7.01.

“Exchange Rate” means on any day, for purposes of determining the US Dollar Equivalent of any other currency, the rate at which such other currency may be exchanged into US Dollars, as set forth at approximately 11:00 a.m., London time, on such day on the Reuters World Currency Page for such currency. In the event that such rate does not appear on any Reuters World Currency Page, the Exchange Rate shall be determined by reference to such other publicly available service for displaying exchange rates as may be agreed upon by the Administrative Agent and the US Borrower, or, in the absence of such an agreement, such Exchange Rate shall instead be the arithmetic average of the spot rates of exchange of the Administrative Agent in the market where its foreign currency exchange operations in respect of such currency are then being conducted, at or about 10:00 a.m., Local Time, on such date for the purchase of US Dollars for delivery two Business Days later, provided that if at the time of any such determination, for any reason, no such spot rate is being quoted, the Administrative Agent may use any reasonable method it deems appropriate to determine such rate, and such determination shall be conclusive absent manifest error.

“Excluded Acquisition” means any purchase or other acquisition, in one transaction or a series of related transactions, of assets, properties and/or Equity Interests with an aggregate fair market value not exceeding US$2,500,000 (or the US Dollar Equivalent thereof).

“Excluded Assets” means, (i) with respect to Parent, any Borrower or any other Subsidiary, (a) any real property or interests therein of such Person, (b) any Permitted Deposits of such Person, (c) any licenses, permits or contractual agreements that if included in the Collateral would violate (y) any requirements of applicable law prohibiting the creation of a security interest therein or (z) any prohibition on assignment set forth therein and (d) inventory consisting of beer, wine or liquor and (ii) with respect to any HOBE Subsidiary Grantor, the HOBE Excluded Assets.

“Excluded Subsidiaries” means, at any time, (a) those Subsidiaries specified as Excluded Subsidiaries on Schedule 3.12 hereto and any subsidiary thereof, (b) any Immaterial Subsidiaries, (c) any additional Subsidiary acquired through a Permitted Acquisition after the date hereof (other than a Permitted Acquisition Subsidiary) and any subsidiary thereof and (d) any additional subsidiary of Parent other than a Permitted Acquisition Holding (including all subsidiaries of a subsidiary so designated) acquired after the date hereof (or formed in connection with and for the purpose of such an acquisition of other subsidiaries of Parent) and, in the course of such acquisition, designated by Parent in a written notice to the Administrative Agent as an Excluded Subsidiary (it being understood that Parent shall so designate each additional subsidiary of Parent that is not a Subsidiary); provided that (i) such designation shall be deemed to be an investment (subject to Section 6.04) in an Excluded Subsidiary in an amount equal to the sum of (A) Parent’s direct or indirect equity ownership percentage of the net worth of such designated Excluded Subsidiary equal to the excess of the total assets over the total liabilities of such Excluded Subsidiary immediately prior to such designation (such net worth to be calculated without regard to any guarantee provided by such designated Excluded Subsidiary) and (B) the aggregate principal amount of any Indebtedness owed by such designated Excluded Subsidiary and its subsidiaries to Parent or any other Subsidiary other than such designated Excluded Subsidiary (or any of its subsidiaries) immediately prior to such designation, all calculated, except as set forth in the parenthetical to clause (i)(A), on a consolidated basis in accordance with GAAP (it being understood that any such designation shall not (x) duplicate any reduction in any basket set forth in Section 6.04 to the extent that any such basket is reduced in connection with the acquisition of such Subsidiary or was reduced in connection with the creation or acquisition of such Indebtedness after the date hereof or (y) reduce any basket under Section 6.04 in respect of clause (1)(A) above to the extent that such Subsidiary is acquired for common stock of Parent pursuant to Section 6.04(i)) and (ii) Parent may make such designation only if (A) such Subsidiary and its subsidiaries do not own any Equity Interests in, or Indebtedness of or have any investment in, or own or hold any Lien on any property of, Parent or any other Subsidiary which is not a subsidiary of the Subsidiary to be so designated or is not an Excluded Subsidiary; (B) no Indebtedness of such Subsidiary or any of its subsidiaries shall, at the date of designation, or at any time thereafter, constitute Indebtedness pursuant to which any lender has recourse to any of the assets of the Parent or any other Loan Party; and (C) immediately before and after giving pro forma effect to such designation, no Default shall have occurred and be continuing (including any Default under Section 6.13, 6.14, 6.15 or 6.16). Subsidiaries designated as Excluded Subsidiaries pursuant to the preceding sentence shall for all purposes of this Agreement constitute Excluded Subsidiaries upon such designation. Parent may designate Excluded Subsidiaries in a written notice to the Administrative Agent as Material Subsidiaries. Excluded Subsidiaries designated as Material Subsidiaries pursuant to the preceding sentence shall for all purposes of this Agreement constitute Material Subsidiaries upon such designation.

“Excluded Taxes” means, with respect to any Agent, any Lender or any Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of any Borrower hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which a Lender is located, and (c) in the case of a Foreign Lender making loans denominated in US Dollars (other than an assignee pursuant to a request by the US Borrower under Section 2.19(b)), any withholding tax that is imposed by the United States of America on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office) or is attributable to such Foreign Lender’s failure to comply with Section 2.17(e), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrowers with respect to such withholding tax pursuant to Section 2.17(a), provided that the term “Excluded Taxes” shall not include taxes imposed on amounts payable to an Agent, a Lender or an Issuing Bank that result from a failure by Parent, any Borrower or any other Subsidiary to take any action that would allow such amounts to be paid free of such taxes.

“Existing Incremental Term Loans” means term loans made subject to the terms and conditions set forth in the Amended Original Credit Agreement, Incremental Assumption Agreement and Amendment No. 1 dated as of November 3, 2006 and Incremental Assumption Agreement and Amendment No. 3 dated as of December 11, 2006 by one or more Lenders in US Dollars to the US Borrower on the respective Incremental Effective Date (as specified in the Incremental Assumption Agreement relating to such Incremental Term Loan) in a principal amount not exceeding such Lender’s Incremental Term Commitment.

“Existing Incremental Term Maturity Date” means December 21, 2013.

“Existing Letters of Credit” means the letters of credit outstanding on the Original Effective Date and set forth on Schedule 2.05.

“Federal Funds Effective Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

“Financial Officer” means the chief financial officer, chief or principal accounting officer, treasurer or controller (i) of Parent or (ii) of the US Borrower and each Permitted Acquisition Holding.

“Foreign Borrower Agreement” means a Foreign Borrower Agreement substantially in the form of Exhibit C hereto.

“Foreign Borrower Termination” means a Foreign Borrower Termination substantially in the form of Exhibit D hereto.

“Foreign Borrowers” means any Wholly Owned Foreign Subsidiary designated as a Foreign Borrower in accordance with Section 2.23, provided that the status of any of the foregoing as a Foreign Borrower shall terminate if and when a Foreign Borrower Termination is delivered to the Administrative Agent in accordance with Section 2.23.

“Foreign Collateral” has the meaning set forth in the definition of the term “Collateral and Guarantee Requirement”.

“Foreign Collateral Agreement” means each pledge, security or guarantee agreement among an Agent and one or more Foreign Guarantors that is reasonably acceptable to the Administrative Agent.

“Foreign Currency” means Canadian Dollars, Euros, Norwegian Kronor, Sterling, Swedish Kronor, Swiss Francs and any other currency reasonably acceptable to the Administrative Agent that is freely available, freely transferable and freely convertible into US Dollars.

“Foreign Currency Borrowing” means a Borrowing denominated in a Foreign Currency.

“Foreign Currency LC Exposure” means, at any time, the sum of (a) the US Dollar Equivalent of the aggregate undrawn amount of all outstanding Foreign Currency Letters of Credit at such time plus (b) the US Dollar Equivalent of the aggregate amount of all LC Disbursements in respect of Foreign Currency Letters of Credit that have not yet been reimbursed by or on behalf of the applicable Borrower at such time. The Foreign Currency LC Exposure of any Limited Currency Revolving Lender at any time shall be its Limited Currency Applicable Percentage of the total Foreign Currency LC Exposure at such time.

“Foreign Currency Letter of Credit” means a Letter of Credit denominated in Euros or Sterling.

“Foreign Currency Revolving Exposure” means, with respect to any Lender at any time, the sum of (a) the US Dollar Equivalent of the outstanding principal amount of such Lender’s Foreign Currency Revolving Loans, (b) the US Dollar Equivalent of the aggregate face amount of the B/As accepted by such Lender and outstanding at such time and (c) its Foreign Currency LC Exposure at such time.

“Foreign Currency Revolving Loan” means a Revolving Loan denominated in a Foreign Currency.

“Foreign Currency Sublimit” means, at any time, the lesser of (a) US$100,000,000 and (b) the aggregate amount of the Revolving Commitments at such time. The Foreign Currency Sublimit is part of, and not in addition to, the Revolving Commitments.

“Foreign Guarantees” has the meaning set forth in the definition of the term “Collateral and Guarantee Requirement”.

“Foreign Guarantors” has the meaning set forth in the definition of the term “Collateral and Guarantee Requirement”.

“Foreign Lender” means any Lender that is not organized under the laws of the United States of America or any State thereof or the District of Columbia.

“Foreign Obligations” means the Obligations of the Foreign Borrowers.

“Foreign Subsidiary” means any Subsidiary that is not organized under the laws of the United States of America or any State thereof or the District of Columbia, provided that, for purposes of the Collateral and Guarantee Requirement, a Subsidiary that is not a “controlled foreign corporation” under Section 957 of the Code shall not constitute a Foreign Subsidiary.

“GAAP” means generally accepted accounting principles in the United States of America.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Granting Bank” has the meaning set forth in Section 9.04(d).

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof (including pursuant to any “synthetic lease” financing), (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation, provided that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos–containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“HOBE Excluded Assets” means the assets listed on Schedule 1.01(a) hereto.

“HOBE Subsidiary Grantor” means the Subsidiaries listed on Schedule 1.01(b) hereto.

“Holdco #1” means Live Nation Holdco #1, Inc. (f/k/a CCE Holdco #1, Inc.), a Delaware corporation.

“Holdco #2” means Live Nation Holdco #2, Inc. (f/k/a CCE Holdco #2, Inc.), a Delaware corporation.

“Holding Companies” means, collectively, Parent, Holdco #1 and Holdco #2.

“Immaterial Subsidiaries” means inactive or dormant subsidiaries that have less than the US Dollars Equivalent of US $250,000 (i) in assets and (ii) in revenues for the most recent financial quarter for which financial statements are available.

“Increased Amount Date” has the meaning set forth in Section 2.21(a).

“Incremental Amount” means, at any time from and after the Effective Date, the excess, if any, of (a) US$250,000,000 over (b) the aggregate amount of all Incremental Term Commitments and Incremental Revolving Commitments established prior to such time (from and after the Effective Date) pursuant to Section 2.21.

“Incremental Assumption Agreement” means an Incremental Assumption Agreement in form and substance reasonably satisfactory to the Administrative Agent, among the Borrowers, the Agents and one or more Incremental Term Lenders and/or Incremental Revolving Lenders.

“Incremental Documents” has the meaning set forth in Section 2.21(b).

“Incremental Revolving Commitment” means the commitment of any Lender, established pursuant to Section 2.21, to make Incremental Revolving Loans to the Borrowers.

“Incremental Revolving Lender” means a Lender with an Incremental Revolving Commitment or an outstanding Incremental Revolving Loan.

“Incremental Revolving Loans” means Revolving Loans made by one or more Lenders to a Borrower pursuant to Section 2.01.

“Incremental Term Commitment” means the commitment of any Lender, established pursuant to Section 2.21, to make Incremental Term Loans to the US Borrower.

“Incremental Term Lender” means a Lender with an Incremental Term Commitment or an outstanding Incremental Term Loan or Existing Incremental Term Loan.

“Incremental Term Loans” means Term Loans made by one or more Lenders to the US Borrower pursuant to Section 2.01.

“Indebtedness” of any Person means, without duplication, the following:

(a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind made to such Person;

(b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments;

(c) all obligations of such Person which customarily bear interest irrespective of whether a default has occurred;

(d) all obligations of such Person under conditional sale or other title retention agreements (other than customary reservations or retentions of title under supply agreements entered into in the ordinary course of business) relating to property acquired by such Person;

(e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding trade accounts payable incurred in the ordinary course of business to the extent not more than 90 days overdue);

(f) all obligations of others of the type referred to in clauses (a) through (e) and (g) through (k) of this definition secured by (or for which the holder of such obligations has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not such obligations secured thereby have been assumed;

(g) all Guarantees by such Person of obligations of others of the type referred to in clauses (a) through (f) and (h) through (k) of this definition;

(h) all Capital Lease Obligations of such Person;

(i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty;

(j) all obligations of such Person with respect to any Swap Agreement; and

(k) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances.

The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

“Indemnified Taxes” means Taxes other than Excluded Taxes.

“Information” has the meaning set forth in Section 9.12.

“Information Memorandum” means the Confidential Information Memorandum dated November, 2005 relating to Parent, the US Borrower and the “Transactions” (as described in the Original Credit Agreement).

“Interest Election Request” means a request by the applicable Borrower to convert or continue a Revolving Borrowing, Term Borrowing or B/A Drawing in accordance with Section 2.07.

“Interest Payment Date” means (a) with respect to any ABR Loan (other than a Swingline Loan) or a Canadian Base Rate Loan, the last day of each March, June, September and December, (b) with respect to any Eurocurrency Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurocurrency Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period, and (c) with respect to any Swingline Loan, the day that such Loan is required to be repaid.

“Interest Period” means, with respect to any Eurocurrency Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter (or, with the consent of each Lender, nine or twelve months), as the applicable Borrower may elect, provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made, and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Issuing Bank” means a US Dollar Issuing Bank or a Multicurrency Issuing Bank.

“JPMCB” means JPMorgan Chase Bank, N.A.

“JPME” means J.P. Morgan Europe Limited and its successors.

“Judgment Currency” has the meaning set forth in Section 9.15.

“LC Disbursement” means a payment made by any Issuing Bank pursuant to a Letter of Credit.

“LC Exposure” means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit denominated in US Dollars at such time, (b) the US Dollar Equivalent of the aggregate undrawn amount of all outstanding Foreign Currency Letters of Credit at such time, (c) the aggregate amount of all LC Disbursements made in US Dollars that have not yet been reimbursed by or on behalf of the applicable Borrower at such time and (d) the US Dollar Equivalent of the aggregate amount of all LC Disbursements made in a Foreign Currency that have not yet been reimbursed by or on behalf of the applicable Borrower at such time. The LC Exposure of any Revolving Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

“Lenders” means the Persons who are Lenders under the Amended Original Credit Agreement immediately prior to the Effective Date, the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption or an Incremental Assumption Agreement, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lender.

“Letter of Credit” means any Existing Letter of Credit and any letter of credit issued pursuant to this Agreement.

“Leverage Ratio” means, on any relevant date of determination, the ratio of (a) Total Indebtedness as of such date minus Unrestricted Cash and Cash Equivalents as of such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of Parent ended on such date.

“LIBO Rate” means, with respect to any Eurocurrency Borrowing for any Interest Period, the rate appearing on page 3750 (or, in the case of a Eurocurrency Foreign Currency Borrowing, the rate appearing on the applicable page for such Foreign Currency) of the Dow Jones Market Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Applicable Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits (or, in the case of a Eurocurrency Foreign Currency Borrowing, deposits in the applicable Foreign Currency) in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period (or, in the case of Interest Periods with respect to any Loan denominated in Sterling, on the Business Day on which such Interest Period commences), as the rate for dollar (or the applicable Foreign Currency) deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the LIBO Rate with respect to such Eurocurrency Borrowing for such Interest Period shall be the rate at which US Dollar deposits of US$5,000,000 (or, in the case of a Eurocurrency Foreign Currency Borrowing, deposits in the applicable Foreign Currency in an amount the US Dollar Equivalent of which is approximately equal to US$5,000,000) and for a maturity comparable to such Interest Period are offered by the London Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Limited Currency Applicable Percentage” means, with respect to any Limited Currency Revolving Lender, the percentage of the total Limited Currency Revolving Commitments represented by such Lender’s Limited Currency Revolving Commitment. If the Limited Currency Revolving Commitments have terminated or expired, the Limited Currency Applicable Percentages shall be determined based upon the Limited Currency Revolving Commitments most recently in effect, giving effect to any assignments.

“Limited Currency LC Exposure” means, at any time, the LC Exposure attributable to the Limited Currency Revolving Commitments. The Limited Currency LC Exposure of any Limited Currency Revolving Lender at any time shall be its Limited Currency Applicable Percentage of the total Limited Currency LC Exposure at such time.

“Limited Currency Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Limited Currency Revolving Loans and to acquire participations in Letters of Credit and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s Limited Currency Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Limited Currency Revolving Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Limited Currency Revolving Commitment, as applicable. The initial aggregate amount of the Lenders’ Limited Currency Revolving Commitments is US$75,000,000.

“Limited Currency Revolving Exposure” means, with respect to any Lender at any time, the sum of (a) the outstanding principal amount of such Lender’s Limited Currency Revolving Loans denominated in US Dollars at such time, (b) the US Dollar Equivalent of the outstanding principal amount of such Lender’s Limited Currency Revolving Loans denominated in Euros or Sterling at such time, (c) such Lender’s Limited Currency LC Exposure at such time and (d) such Lender’s Limited Currency Swingline Exposure at such time.

“Limited Currency Revolving Lender” means a Lender with a Limited Currency Revolving Commitment or, if the Limited Currency Revolving Commitments have terminated or expired, a Lender with Limited Currency Revolving Exposure.

“Limited Currency Revolving Loan” means a Loan made pursuant to clause (b) of Section 2.01.

“Limited Currency Swingline Exposure” means, at any time, the Swingline Exposure attributable to the Limited Currency Revolving Commitments. The Limited Currency Swingline Exposure of any Limited Currency Revolving Lender at any time shall be its Limited Currency Applicable Percentage of the total Limited Currency Swingline Exposure at such time.

“Loan Documents” means this Agreement, any letter of credit applications referred to in Section 2.05(a) or (b), any promissory notes delivered pursuant to Section 2.09(e), any Incremental Document, the Domestic Collateral Agreement and the other Security Documents.

“Loan Parties” means Parent, the Borrowers and the other Subsidiary Loan Parties.

“Loans” means the loans made by the Lenders to the Borrowers pursuant to this Agreement.

“Local Time” means (a) with respect to a Loan or Borrowing denominated in US Dollars, New York City time, (b) with respect to a Loan or Borrowing denominated in Canadian Dollars or a B/A, Toronto time and (c) with respect to a Loan or Borrowing denominated in any other Foreign Currency, London time.

“London Agent” means JPME, in its capacity as London agent for the Lenders hereunder, or any successor thereto appointed in accordance with Article VIII.

“Material Adverse Effect” means a material adverse effect on (a) the business, assets, operations, properties, condition (financial or otherwise), liabilities (including contingent liabilities), material agreements or prospects of Parent, the Borrowers and the other Subsidiaries, taken as a whole, (b) the ability of any Loan Party to perform any of its obligations under any Loan Document or (c) the rights of or remedies available to the Lenders under any Loan Document.

“Material Indebtedness” means (without duplication) Indebtedness (other than the Loans, Letters of Credit and B/As), or obligations in respect of one or more Swap Agreements, of any one or more of Parent, the Borrowers and the other Subsidiaries in an aggregate outstanding principal amount exceeding US$10,000,000, determined on a consolidated basis and, for the avoidance of doubt, excluding the Preferred Stock. For purposes of determining Material Indebtedness in respect of any Swap Agreement, the “amount” of the outstanding principal amount of the obligations of Parent, any Borrower or any other Subsidiary in respect of such Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that Parent, such Borrower or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time. Notwithstanding the foregoing, for as long as AMG is a Subsidiary and Parent holds directly or indirectly not more than 50% of the Equity Interests in AMG (or any other entity of the Academy Music Group), Indebtedness incurred by any entity of the Academy Music Group under the AMG Credit Documents and any additional Indebtedness incurred by any entity of the Academy Music Group in an aggregate amount the US Dollar Equivalent of which does not exceed US$10,000,000 shall in no event constitute Material Indebtedness.

“Material Subsidiary” means (a) any Subsidiary that is not an Excluded Subsidiary and (b) any Permitted Acquisition Subsidiary.

“Maturity Date” means the Revolving Maturity Date or the Term Maturity Date (as the context requires).

“Maximum Rate” has the meaning set forth in Section 9.13.

“Moody’s” means Moody’s Investors Service, Inc.

“Multicurrency Issuing Bank” means JPMCB, Bank of America, N.A. and Deutsche Bank AG, New York Branch, and each other Person designated a Multicurrency Issuing Bank pursuant to Section 2.05(i), in each case in its capacity as an issuer of Letters of Credit denominated in US Dollars, Euros and Sterling hereunder, and its successors in such capacity as provided in Section 2.05(i). A Multicurrency Issuing Bank may, in its discretion, arrange for any Letter of Credit to be issued by Affiliates of such Multicurrency Issuing Bank by providing notice thereof to the US Borrower on or prior to the date on which the request for such Letter of Credit is delivered or telecopied to such Multicurrency Issuing Bank in accordance with Section 2.05(b), in which case the term “Multicurrency Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

“Multicurrency Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Multicurrency Revolving Loans and to accept and purchase or arrange for the purchase of B/As pursuant to Section 2.20, expressed as an amount representing the maximum aggregate amount of such Lender’s Multicurrency Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s Multicurrency Revolving Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Multicurrency Revolving Commitment, as applicable. The initial aggregate amount of the Lenders’ Multicurrency Revolving Commitments is US$25,000,000.

“Multicurrency Revolving Exposure” means, with respect to any Lender at any time, the sum of (a) the outstanding principal amount of such Lender’s Multicurrency Revolving Loans denominated in US Dollars at such time, (b) the US Dollar Equivalent of the outstanding principal amount of such Lender’s Multicurrency Revolving Loans denominated in Foreign Currencies at such time and (c) the US Dollar Equivalent of the aggregate face amount of the B/As accepted by such Lender and outstanding at such time.

“Multicurrency Revolving Lender” means a Lender with a Multicurrency Revolving Commitment or, if the Multicurrency Revolving Commitments have terminated or expired, a Lender with Multicurrency Revolving Exposure.

“Multicurrency Revolving Loan” means a Loan made pursuant to clause (b) of Section 2.01.

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net Proceeds” means, with respect to any event, (a) the cash proceeds received in respect of such event including (i) any cash received in respect of any non-cash proceeds, but only as and when received, (ii) in the case of a casualty, insurance proceeds, and (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, net of (b) the sum of (i) all reasonable fees and out-of-pocket expenses paid by Parent, the Borrowers and the other Subsidiaries to third parties (other than Parent and the Subsidiaries) in connection with such event, (ii) in the case of a sale, transfer or other disposition of an asset (including pursuant to a sale and leaseback transaction or a casualty or a condemnation or similar proceeding), the amount of all payments and distributions required to be made by Parent, the Borrowers and the other Subsidiaries as a result of such event (x) to repay Indebtedness (other than Loans) secured by such asset or (y) in respect of or on account of Equity Interests held by third parties and (iii) the amount of all taxes paid (or reasonably estimated to be payable) by Parent, the Borrowers and the other Subsidiaries, and the amount of any reserves established by Parent, the Borrowers and the other Subsidiaries to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by a Financial Officer).

“Non-Loan Party Intercompany Debtor” has the meaning set forth in Section 6.04(q).

“Norwegian Kronor” or “Nkr” means the lawful money of Norway.

“Obligations” means the following:

(a) the due and punctual payment by the Borrowers of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by any Borrower in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of LC Disbursements, interest thereon (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and obligations to provide cash collateral, (iii) all reimbursement obligations of the Canadian Borrowers in respect of B/As accepted hereunder and (iv) all other monetary obligations of the Borrowers under this Agreement and each of the other Loan Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise, arising under the Loan Documents (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding);

(b) the due and punctual payment of all the monetary obligations of each other Loan Party under or pursuant to this Agreement and each of the other Loan Documents; and

(c) the due and punctual payment of all monetary obligations of each Loan Party under each Swap Agreement that (i) is in effect on the Effective Date with a counterparty that is a Lender or an Affiliate of a Lender as of the Effective Date or (ii) is entered into after the Effective Date with any counterparty that is a Lender or an Affiliate of a Lender at the time such Swap Agreement is entered into (other than Swap Agreements entered into after (A) the principal of and interest on each Loan and all fees payable hereunder have been paid in full, (B) the Lenders have no further commitment to lend hereunder, (C) the LC Exposures have been reduced to zero and (D) the Issuing Banks have no further obligations to issue Letters of Credit).

“Obligations Guarantees” has the meaning set forth in the definition of the term “Collateral and Guarantee Requirement”.

“Obligations Guarantors” has the meaning set forth in the definition of the term “Collateral and Guarantee Requirement”.

“Original Credit Agreement” has the meaning set forth in the preamble hereto.

“Original Effective Date” means December 21, 2005.

“Original Effective Date Excess Cash” means the amount, if any, by which the US Dollar Equivalent or the aggregate amount of consolidated cash and cash equivalents of Parent, the Borrowers and the other Subsidiaries on the Original Effective Date exceeded US$150,000,000, provided that the Original Effective Date Excess Cash shall not exceed US$125,000,000.

“Other Taxes” means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document.

“Parent” means Live Nation, Inc. (f/k/a CCE Spinco, Inc.), a Delaware corporation.

“Parent Common Stock” means common stock of Parent.

“Participant” has the meaning set forth in Section 9.04(c)(i).

“Participating Revolving Commitment” means a Limited Currency Revolving Commitment, a US Dollar Revolving Commitment, or any combination thereof (as the context requires).

“Participating Revolving Exposure” means, with respect to any Lender at any time, the sum of such Lender’s Limited Currency Revolving Exposure and US Dollar Revolving Exposure at such time.

“Participating Revolving Lender” means a Limited Currency Revolving Lender, a US Dollar Revolving Lender or any combination thereof (as the context requires).

“Participating Revolving Loan” means a Limited Currency Revolving Loan, a US Dollar Revolving Loan or any combination thereof (as the context requires).

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA, and any successor entity performing similar functions.

“Perfection Certificate” means a certificate in the form of Exhibit E or any other form approved by the Collateral Agent.

“Permitted Acquisition” has the meaning set forth in Section 6.04(f).

“Permitted Acquisition Holding” means a direct, wholly owned Domestic Subsidiary of Parent that is a Subsidiary Loan Party and is formed for the purpose of making one or more acquisitions that are, in each case, Tax-Free Reorganizations; provided that from and after the date any such entity becomes a subsidiary of the US Borrower, such entity will no longer constitute a Permitted Acquisition Holding.

“Permitted Acquisition Holding Guarantee” has the meaning set forth in Section 6.04(s).

“Permitted Acquisition Subsidiary” means any Subsidiary that becomes a Subsidiary through a Permitted Acquisition (other than an Excluded Acquisition).

“Permitted Deposits” means, with respect to Parent, any Borrower or any other Subsidiary, cash or cash equivalents (and all accounts and other depositary arrangements with respect thereto) securing customary obligations of such Person that are incurred in the ordinary course of business in connection with promoting or producing live entertainment events.

“Permitted Encumbrances” means:

(a) Liens imposed by law for taxes, assessments, governmental charges, levies or claims that are not yet delinquent or are being contested in compliance with Section 5.05;

(b) carriers’, warehousemen’s, mechanics’, laborers’, materialmen’s, repairmen’s, vendors’ and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested in compliance with Section 5.05;

(c) pledges and deposits made in the ordinary course of business in compliance with workers’ compensation, unemployment insurance and other social security laws or regulations;

(d) Permitted Deposits and deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

(e) awards or judgment liens in respect of awards or judgments that do not constitute an Event of Default under clause (k) of Section 7.01;

(f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of Parent, any Borrower or any other Subsidiary;

(g) Liens created by lease agreements in respect of the leasehold interests leased by Parent, any Borrower or any other Subsidiary thereunder to secure the payments of rental amounts and other sums not yet due thereunder; and

(h) Liens on leasehold interests of Parent or any Subsidiary created by the lessor in favor of any mortgagee of the leased premises,

provided that the term “Permitted Encumbrances” shall not include any Lien securing Indebtedness.

“Permitted Holding Company Indebtedness” means unsecured Indebtedness of any Holding Company issued under an indenture or other agreement reasonably satisfactory to the Administrative Agent that (a)  matures on or after the date that is one year after the Existing Incremental Term Maturity Date and (b) may include a conversion or exchange feature converting or exchanging such Permitted Holding Company Indebtedness into Parent Common Stock (provided that, if such a conversion or exchange feature is included, (i) the issuer of such Permitted Holding Company Indebtedness may elect, subject to this Agreement and only after the Existing Incremental Term Maturity Date, to pay not more than 100% of the principal amount of such Permitted Holding Company Indebtedness in full or partial satisfaction of its obligation to deliver Parent Common Stock following such conversion or exchange and (ii) the holders of such Permitted Holding Company Indebtedness shall have no right to demand such payment following a conversion or exchange).

“Permitted Investments” means:

(a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

(b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, a credit rating of at least A-1 or P-1 from S&P or from Moody’s, respectively;

(c) investments in certificates of deposit, banker’s acceptances and time deposits denominated in US Dollars and maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts denominated in US Dollars issued or offered by, any commercial bank organized under the laws of the United States of America or any State thereof or any member nation of the Organization for Economic Cooperation and Development which has a combined capital and surplus and undivided profits of not less than US$500,000,000 (or the US Dollar Equivalent thereof) or any Lender or Affiliate of any Lender;

(d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; and

(e) money market funds that (i) (A) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940 (or, in the case of money market funds offered by any commercial bank organized under the laws of any member nation of the Organization for Economic Cooperation and Development, the applicable criteria of such member nation to the extent substantially comparable to the criteria set forth in such Rule 2a-7), (B) are rated AAA by S&P and Aaa by Moody’s or a comparable rating by any other nationally recognized rating agency and (C) have portfolio assets of at least US$5,000,000,000 (or the US Dollar Equivalent thereof) or (ii) are offered by any Lender or Affiliate of any Lender.

“Permitted Non-Loan Party Intercompany Indebtedness” has the meaning set forth in Section 6.04(q).

“Permitted Non-Loan Party Subordinated Indebtedness” is unsecured Permitted Subordinated Indebtedness of a Non-Loan Party Intercompany Debtor (or any parent of such Non-Loan Party Intercompany Debtor that is an Excluded Subsidiary) that is (i) held by any Person (other than Parent or any Subsidiary) which directly or indirectly holds Equity Interests in such Non-Loan Party Intercompany Debtor, (ii) unless the pledgee or transferee (that must be an Affiliate of the Person described in clause (i) hereof) agrees to be bound by the subordination provisions, not pledged or transferred to any third party and (iii) fully subordinated to Permitted Non-Loan Party Intercompany Indebtedness, if any, of such Non-Loan Party Intercompany Debtor (or its parent) and to the Guarantee, if any, by such Non-Loan Party Intercompany Debtor (or its parent) of any Permitted Non-Loan Party Intercompany Indebtedness in the event of a bankruptcy, reorganization or insolvency proceeding with respect to such Non-Loan Party Intercompany Debtor (or its parent).

“Permitted Parent Preferred Stock” means any preferred Equity Interests issued by Parent that (a) do not require the payment of any dividends (other than dividends payable solely in shares of common stock of Parent or cash dividends to the extent permitted by Section 6.08), (b) permit payments to the holders thereof solely in the form of shares of common stock of Parent in connection with the maturity, mandatory redemption, mandatory repurchase or optional repurchase thereof, (c) do not require the maintenance or achievement of any financial performance standards other than as a condition to the taking of specific actions and do not provide remedies to holders thereof (other than voting and management rights and increases in pay-in-kind dividends) and (d) are not convertible or exchangeable, automatically or at the option of any holder thereof, into any Indebtedness, Equity Interests or other assets other than common stock of Parent.

“Permitted Restricted Payment Amount” means, for any fiscal year, the sum of (a) the aggregate amount of dividends required by the terms of the Preferred Stock as of the Effective Date to be paid during such fiscal year in respect of the Preferred Stock outstanding as of the Effective Date (to the extent such Preferred Stock remains outstanding after the Effective Date) and (b) US$1,000,000.

“Permitted Subordinated Indebtedness” means Indebtedness (other than Permitted Holding Company Indebtedness) of Parent, any Borrower or any other Subsidiary that (a) is subordinated to the Obligations on terms no less favorable to the Lenders than the terms set forth in Exhibit F hereto, (b) complies otherwise with the terms set forth in Exhibit F hereto and (c) matures on or after the date that is one year after the Existing Incremental Term Maturity Date.

“Permitted Subsidiary Preferred Stock” means (i) preferred Equity Interests outstanding as of the Effective Date and set forth on Schedule 6.01(c), to the extent held by the holders thereof as indicated on such schedule and (ii) any other preferred Equity Interests of any Borrower or any other Subsidiary issued to Parent, any Borrower, any other Subsidiary Loan Party or, for so long as the issuer of such preferred Equity Interests is a direct or indirect subsidiary or parent of each Person to which such preferred Equity Interests are issued, any Subsidiary that is not a Loan Party, provided that with respect to clause (ii) above (A) such preferred Equity Interests shall not have been transferred or pledged to any third party, (B) if the issuer of such preferred Equity Interests is not a Loan Party, such preferred Equity Interests, if issued or transferred to a Loan Party, shall be evidenced by a certificate and constitute Collateral and (C) if any holder of such preferred Equity Interests is a Permitted Acquisition Holding or a subsidiary thereof and another holder is a Person other than such Permitted Acquisition Holding or a subsidiary thereof, such preferred Equity Interests shall be evidenced by a certificate and constitute Collateral.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which Parent or the US Borrower or any ERISA Affiliate is (or, if such plan were terminated, would, under Section 4069 of ERISA, be deemed to be) an “employer”, as defined in Section 3(5) of ERISA.

“Preferred Stock” means (i) the Series A redeemable preferred stock with an aggregate liquidation preference of US$20,000,000 issued by Holdco #2 to, and held by, third-party investors and (ii) the Series B redeemable preferred stock with an aggregate liquidation preference of US$20,000,000 issued by Holdco #2 to Parent and held by third-party investors, in each case outstanding on the Effective Date.

“Prepayment Account” has the meaning set forth in Section 2.11(f).

“Prepayment Event” means:

(a) any sale, transfer or other disposition (including pursuant to a sale and leaseback transaction other than a transaction in accordance with the second sentence of Section 6.06) of (i) any property or asset of Parent, any Borrower or any other Subsidiary, other than dispositions described in clauses (a), (b), (c), (d), (e), (f), (g), (h), (i), (j), (k) and (m) of Section 6.05 or (ii) any Designated Asset of Parent, any Borrower or any other Subsidiary in accordance with Section 6.05(m); or

(b) any casualty or other insured damage to, or any taking under power of eminent domain or by condemnation or similar proceeding of, any property or asset of Parent, any Borrower or any other Subsidiary; or

(c) the incurrence by Parent, any Borrower or any other Subsidiary of any Indebtedness, other than Indebtedness permitted under Section 6.01(a).

“Prime Rate” means the rate of interest per annum publicly announced from time to time by JPMCB as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

“Prior Reaffirmation Agreements” means the reaffirmation agreements dated as of November 3, 2006 and December 11, 2006 among Parent, the US Borrower, the other US Guarantors and the Administrative Agent and Collateral Agent.

“Register” has the meaning set forth in Section 9.04.

“Related Business” means the business of promoting or producing live entertainment events as engaged in by Parent and its Subsidiaries on the Effective Date, and any services, activities or businesses incidental or directly related or similar thereto, or any line of business or business activity that is a reasonable extension, development, application or expansion thereof or ancillary thereto (including by way of geography or product line), including the music and ticketing business in general.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, trustees, officers, employees, agents and advisors of such Person and such Person’s Affiliates.

“Remaining Excess Cash” means, at any time, an amount equal to the Original Effective Date Excess Cash less the sum of (a) the aggregate amount of investments, loans and advances made, and payments in respect of purchases and acquisitions consummated, pursuant to Section 6.04(n) prior to such time, (b) the aggregate amount of Restricted Payments made pursuant to Section 6.08(a)(vii) prior to such time and (c) the aggregate amount of cash and cash equivalents transferred pursuant to Section 6.09(i) prior to such time.

“Required Lenders” means, at any time, Lenders having Revolving Exposures, Term Loans, Existing Incremental Term Loans and unused Commitments representing more than 50% of the sum of the total Revolving Exposures, outstanding Term Loans, outstanding Existing Incremental Term Loans and unused Commitments at such time.

“Reset Date” has the meaning assigned to such term in Section 1.06(a).

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in Parent, any Borrower or any other Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any Equity Interests in Parent, any Borrower or any other Subsidiary or any option, warrant or other right to acquire any such Equity Interests in Parent, any Borrower or any other Subsidiary.

“Revolving Availability Period” means the period from and including the Effective Date to but excluding the earlier of the Revolving Maturity Date and the date of termination of the Revolving Commitments.

“Revolving Commitment” means a Limited Currency Revolving Commitment, Multicurrency Revolving Commitment, US Dollar Revolving Commitment or any combination thereof (as the context requires).

“Revolving Exposure” means, with respect to any Lender at any time, the sum of such Lender’s Limited Currency Revolving Exposure, Multicurrency Revolving Exposure and US Dollar Revolving Exposure at such time.

“Revolving Lender” means a Limited Currency Revolving Lender, Multicurrency Revolving Lender, US Dollar Revolving Lender or any combination thereof (as the context requires).

“Revolving Loan” means a Limited Currency Revolving Loan, Multicurrency Revolving Loan, US Dollar Revolving Loan or any combination thereof (as the context requires).

“Revolving Maturity Date” means June 21, 2012.

“Rollover Amount” has the meaning set forth in Section 6.16.

“S&P” means Standard & Poor’s Ratings Group, a division of The McGraw Hill Corporation.

“Schedule I Lender” means any Lender named on Schedule I to the Bank Act (Canada).

“Schedule I Reference Lenders” means any Schedule I Lender as may be agreed by the Canadian Borrowers and the Canadian Agent from time to time.

“Schedule II Lender” means any Lender named on Schedule II to the Bank Act (Canada).

“Schedule II Reference Lender” means JPMorgan Chase Bank, N.A., Toronto Branch, and any other Schedule II Lender or Schedule III Lender as may be agreed by the Canadian Borrowers and the Canadian Agent from time to time.

“Schedule III Lender” means any Lender named on Schedule III to the Bank Act (Canada).

“Secured Party” means each applicable “Secured Party”, as defined in any applicable Security Document.

“Security Documents” means the Domestic Collateral Agreement, the Foreign Collateral Agreements and each other security agreement or other instrument or document executed and delivered pursuant to Section 5.11 or 5.12 to secure any of the Obligations.

“Senior Indebtedness” means Indebtedness of Parent, any Borrower or any other Subsidiary that is not expressly subordinated in right of payment to any other Indebtedness of Parent, any Borrower or any other Subsidiary.

“Senior Leverage Ratio” means, on any relevant date of determination, the ratio of (a) Total Senior Indebtedness as of such date minus Unrestricted Cash and Cash Equivalents as of such date to (b) Consolidated EBITDA for the period of four consecutive fiscal quarters of Parent ended on such date.

“SPC” has the meaning set forth in Section 9.04(d).

“Statutory Reserves” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject, with respect to the Adjusted Eurocurrency Rate, for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Sterling” or “£” means the lawful money of the United Kingdom.

“Subordinated Indebtedness” means Indebtedness of Parent, any Borrower or any other Subsidiary that is expressly subordinated in right of payment to the Obligations.

“subsidiary” means, with respect to any Person (the “parent”) at any date, (a) any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as (b) any other corporation, limited liability company, partnership, association or other entity (i) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, Controlled or held or (ii) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent, other than solely as a result of a contract under which the parent or one or more subsidiaries of the parent provides management services.

“Subsidiary” means any subsidiary of Parent, provided that (a) any subsidiary that is consolidated in Parent’s consolidated financial statements prepared in accordance with GAAP, but which is not controlled by Parent in the manner described in clauses (b)(i) or (b)(ii) in the preceding definition of “subsidiary”, shall not be a “Subsidiary” and (b) such subsidiaries so excluded from the definition of “Subsidiary” pursuant to the immediately preceding clause (a) may at no time represent more than 1.0% of Consolidated EBITDA, Consolidated Revenues or Consolidated Tangible Assets of Parent.

“Subsidiary Loan Party” means (a) each Borrower and (b) each Subsidiary that is required to execute a Security Document under the Collateral and Guarantee Requirement.

“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value, or any similar transaction or any combination of these transactions, provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of Parent, any Borrower or any Subsidiary shall be a Swap Agreement.

“Swedish Kronor” or “Sk” means the lawful money of Sweden.

“Swingline Exposure” means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be its Applicable Percentage of the total Swingline Exposure at such time.

“Swingline Lender” means JPMCB, in its capacity as lender of Swingline Loans hereunder.

“Swingline Loan” means a Loan made pursuant to Section 2.04.

“Swiss Francs” and “CHF” means the lawful money of Switzerland.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

“Tax-Free Reorganization” means an acquisition of a Related Business in a transaction that is treated as a tax-free reorganization under Section 368 of the Code.

“Term Lender” means a Lender with an outstanding Term Loan.

“Term Loan” means each Term Loan and Incremental Term Loan, in each case as defined in and under the Amended Original Credit Agreement, that is outstanding on the Effective Date (which Loans shall remain outstanding hereunder on the terms set forth herein) and each Incremental Term Loan made hereunder. On the Effective Date, the aggregate outstanding principal amount of the Term Loans and Incremental Term Loans (in each case, as defined in and under the Amended Original Credit Agreement) is US$544,000,000.

“Term Maturity Date” means June 21, 2013.

“Total Indebtedness” means, as of any relevant date of determination, the sum of (a) the aggregate principal amount of Indebtedness of Parent, the Borrowers and the other Subsidiaries outstanding as of such date, in the amount that would be reflected on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP, plus (b) the aggregate principal amount of Indebtedness of Parent, the Borrowers and the other Subsidiaries outstanding as of such date that is not required to be reflected on a balance sheet in accordance with GAAP, determined on a consolidated basis, provided that Total Indebtedness shall exclude all Indebtedness of Parent, the Borrowers and the other Subsidiaries permitted under Section 6.01(a)(vii) and (ix).

“Total Senior Indebtedness” means, as of any relevant date of determination, the sum of (a) the aggregate principal amount of Senior Indebtedness of Parent, the Borrowers and the other Subsidiaries outstanding as of such date, in the amount that would be reflected on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP, plus (b) the aggregate principal amount of Senior Indebtedness of Parent, the Borrowers and the other Subsidiaries outstanding as of such date that is not required to be reflected on a balance sheet in accordance with GAAP, determined on a consolidated basis, provided that Total Senior Indebtedness shall exclude all Senior Indebtedness of Parent, the Borrowers and the other Subsidiaries permitted under Section 6.01(a)(vii) and (ix).

“Tranche” means a category of Commitments and extensions of credits thereunder. For purposes hereof, each of the following comprises a separate Tranche: (a) the Term Loans, (b) the Letters of Credit issued to, and the Swingline Loans and Revolving Loans made to, the US Borrower, (c) the Letters of Credit issued to, the Revolving Loans made to, and the B/As accepted and purchased on behalf of, each Foreign Borrower and (d) the Incremental Term Commitments and the Existing Incremental Term Loans.

“Transaction Costs” has the meaning set forth in the recitals hereto.

“Transactions” has the meaning set forth in the recitals hereto.

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted Eurocurrency Rate, the Alternate Base Rate or the Canadian Base Rate.

“Unrestricted Cash and Cash Equivalents” means, as of any date, an amount equal to (a) the aggregate amount of consolidated cash and cash equivalents of Parent, the Borrowers and the other Subsidiaries as of such date less (b) the Remaining Excess Cash as of such date, provided that for all purposes hereunder, Unrestricted Cash and Cash Equivalents shall not exceed US$150,000,000.

“US Borrower” means Live Nation Worldwide, Inc. (f/k/a SFX Entertainment, Inc.), a Delaware corporation.

“US Collateral” has the meaning set forth in the definition of the term “Collateral and Guarantee Requirement”.

“US Dollar Applicable Percentage” means, with respect to any US Dollar Revolving Lender, the percentage of the total US Dollar Revolving Commitments represented by such Lender’s US Dollar Revolving Commitment. If the US Dollar Revolving Commitments have terminated or expired, the US Dollar Applicable Percentages shall be determined based upon the US Dollar Revolving Commitments most recently in effect, giving effect to any assignments.

“US Dollar Equivalent” means, on any date of determination, (a) with respect to any amount in US Dollars, such amount and (b) with respect to any amount in any Foreign Currency, the equivalent in US Dollars of such amount, determined by the Administrative Agent pursuant to Section 1.06 using the Exchange Rate with respect to such Foreign Currency at the time in effect under the provisions of such Section.

“US Dollar Issuing Bank” means each Person designated a US Dollar Issuing Bank pursuant to Section 2.05(i), in each case in its capacity as an issuer of Letters of Credit denominated in US Dollars hereunder, and its successors in such capacity as provided in Section 2.05(i). A US Dollar Issuing Bank may, in its discretion, arrange for any Letter of Credit to be issued by Affiliates of such US Dollar Issuing Bank by providing notice thereof to the US Borrower on or prior to the date on which the request for such Letter of Credit is delivered or telecopied to such US Dollar Issuing Bank in accordance with Section 2.05(b), in which case the term “US Dollar Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

“US Dollar LC Exposure” means, at any time, the LC Exposure attributable to the US Dollar Revolving Commitments. The US Dollar LC Exposure of any US Dollar Revolving Lender at any time shall be its US Dollar Applicable Percentage of the total US Dollar LC Exposure at such time.

“US Dollar Revolving Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make US Dollar Revolving Loans and to acquire participations in Letters of Credit denominated in US Dollars and Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender’s US Dollar Revolving Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The initial amount of each Lender’s US Dollar Revolving Commitment is set forth on Schedule 2.01, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its US Dollar Revolving Commitment, as applicable. The initial aggregate amount of the Lenders’ US Dollar Revolving Commitments is US$185,000,000.

“US Dollar Revolving Exposure” means, with respect to any Lender at any time, the sum of (a) the outstanding principal amount of such Lender’s US Dollar Revolving Loans at such time, (b) such Lender’s US Dollar LC Exposure at such time and (c) such Lender’s US Dollar Swingline Exposure at such time.

“US Dollar Revolving Lender” means a Lender with a US Dollar Revolving Commitment or, if the US Dollar Revolving Commitments have terminated or expired, a Lender with US Dollar Revolving Exposure.

“US Dollar Revolving Loan” means a Loan made pursuant to clause (c) of Section 2.01.

“US Dollar Swingline Exposure” means, at any time, the Swingline Exposure attributable to the US Dollar Revolving Commitments. The US Dollar Swingline Exposure of any US Dollar Revolving Lender at any time shall be its US Dollar Applicable Percentage of the total US Dollar Swingline Exposure at such time.

“US Dollars” or “US$” refers to the lawful money of the United States of America.

“US Guarantees” has the meaning set forth in the definition of the term “Collateral and Guarantee Requirement”.

“US Guarantors” has the meaning set forth in the definition of the term “Collateral and Guarantee Requirement”.

“US Obligations” means the Obligations of the US Borrower.

“Wholly Owned Foreign Subsidiary” means any Foreign Subsidiary all the Equity Interests in which, other than directors’ qualifying shares and/or other nominal amounts of Equity Interests that are required to be held by Persons under applicable law, are owned, directly or indirectly, by the US Borrower.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Revolving Loan”) or by Type (e.g., a “Eurocurrency Loan”) or by Class and Type (e.g., a “Eurocurrency Revolving Loan”). Borrowings also may be classified and referred to by Class (e.g., a “Revolving Borrowing”) or by Type (e.g., a “Eurocurrency Borrowing”) or by Class and Type (e.g., a “Eurocurrency Revolving Borrowing”).

SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. The word “or” is not exclusive. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 1.04. Accounting Terms; GAAP; Pro Forma Calculations. (a) Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time, provided that if the US Borrower notifies the Administrative Agent that the US Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the US Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

(b) All pro forma computations required to be made hereunder giving effect to any acquisition, investment, sale, disposition, merger, incurrence of Indebtedness or similar event (including, as applicable, the application of the proceeds therefrom) shall reflect on a pro forma basis such event, assuming that such event had occurred at the beginning of the most recently ended period of four consecutive fiscal quarters for which financial statements have been delivered pursuant to Section 5.01(a) or (b) and, to the extent applicable and permitted under Regulation S-X promulgated under the Securities Act of 1933, as amended, the historical earnings and cash flows associated with the assets acquired or disposed of, any related incurrence or reduction of Indebtedness, and any projected synergies or similar benefits expected to be realized as a result of such event.

SECTION 1.05. Effectuation of Transactions. Each of the representations and warranties of Parent and the Borrowers contained in this Agreement (and all corresponding definitions) is made after giving effect to the Transactions, unless the context otherwise requires.

SECTION 1.06. Exchange Rates. (a) Not later than 1:00 p.m., New York City time, on each Calculation Date, the Administrative Agent shall determine the Exchange Rate as of such Calculation Date with respect to each currency (i) in which any Lender or Lenders shall be committed to make Loans, (ii) in which any Loan or Loans shall be outstanding or (iii) in which any undrawn Letter of Credit may be denominated. The Exchange Rates so determined shall become effective on the first Business Day immediately following the relevant Calculation Date (a “Reset Date”), shall remain effective until the next succeeding Reset Date and shall, for all purposes of this Agreement (other than Section 2.15(f), 7.02, 9.15 or any other provision expressly requiring the use of a current Exchange Rate), be the Exchange Rates employed in converting any amounts between US Dollars and Foreign Currencies.

(b) Not later than 5:00 p.m., New York City time, on each Reset Date and each date of a Borrowing hereunder with respect to Foreign Currency Loans, the Administrative Agent shall determine the aggregate amount of the US Dollar Equivalents of the principal amounts of the Foreign Currency Loans and Foreign Currency Letters of Credit then outstanding (after giving effect to any Foreign Currency Loans or Foreign Currency Letters of Credit made, issued, repaid or canceled on such date).

SECTION 1.07. Redenomination of Certain Foreign Currencies.

(a) Each obligation of any party to this Agreement to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall be redenominated into Euros at the time of such adoption (in accordance with the EMU Legislation). If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the London Interbank Market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency, provided that if any Borrowing in the currency of such member state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Borrowing, at the end of the then-current Interest Period.

(b) Each provision of this Agreement shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time specify in one or more written notices delivered to the US Borrower to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro.

ARTICLE II

The Credits

SECTION 2.01. Commitments. Subject to the terms and conditions set forth herein, each Lender agrees (a) to make Limited Currency Revolving Loans denominated in US Dollars, Euros or Sterling to any Borrower from time to time during the Revolving Availability Period in an aggregate principal amount that will not result in (A) such Lender’s Limited Currency Revolving Exposure exceeding such Lender’s Limited Currency Revolving Commitment or (B) the aggregate amount of Foreign Currency Revolving Exposures exceeding the Foreign Currency Sublimit, (b) (i) to make Multicurrency Revolving Loans denominated in US Dollars or any Foreign Currency to any Borrower from time to time during the Revolving Availability Period and (ii) to cause its Canadian Lending Office to accept and purchase or arrange for the acceptance and purchase of drafts drawn by the Canadian Borrowers in Canadian Dollars as B/As, in each case in an aggregate principal amount that will not result in (A) such Lender’s Multicurrency Revolving Exposure exceeding such Lender’s Multicurrency Revolving Commitment or (B) the aggregate amount of Foreign Currency Revolving Exposure exceeding the Foreign Currency Sublimit and (c) to make US Dollar Revolving Loans denominated in US Dollars to any Borrower from time to time during the Revolving Availability Period in an aggregate principal amount that will not result in such Lender’s US Dollar Revolving Exposure exceeding such Lender’s US Dollar Revolving Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, each Borrower may borrow, prepay and reborrow Revolving Loans. Amounts repaid in respect of Term Loans may not be reborrowed. All Term Loans, Revolving Loans, Swingline Loans and Letters of Credit outstanding under the Amended Original Credit Agreement on the Effective Date shall remain outstanding hereunder on the terms set forth herein.

SECTION 2.02. Loans and Borrowings. (a) Each Loan (other than a Swingline Loan) shall be made as part of a Borrowing consisting of Loans of the same Class and Type, and denominated in the same currency, made by the Lenders ratably in accordance with their respective Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder, provided that the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.

(b) Subject to Section 2.14 and Section 9.17(b), (i) all Borrowings made on the Effective Date must be denominated in US Dollars, provided that (i) all Borrowings made on the Effective Date must be denominated in US Dollars; (ii) each Revolving Borrowing denominated in Canadian Dollars shall be comprised entirely of Canadian Base Rate Loans; and (iii) each Revolving Borrowing denominated in any other Foreign Currency shall be comprised entirely of Eurocurrency Loans. Each Swingline Loan shall be denominated in US Dollars and be an ABR Loan. Each Lender at its option may make any Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan, provided that any exercise of such option shall not affect the obligation of any Borrower to repay such Loan in accordance with the terms of this Agreement.

(c) At the commencement of each Interest Period for any Eurocurrency Borrowing, such Borrowing shall be an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of US$1,000,000 and not less than US$5,000,000, provided that an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Revolving Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e). At the time that each Canadian Base Rate Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of the Borrowing Multiple and not less than the Borrowing Minimum, provided that a Canadian Base Rate Borrowing may be in an aggregate amount that is equal to the entire unused balance of the Revolving Commitments. Each Swingline Loan shall be in an amount that is an integral multiple of US$500,000 and not less than US$1,000,000. Borrowings of more than one Type and Class may be outstanding at the same time, provided that there shall not at any time be outstanding more than a total of (i) 10 Eurocurrency Revolving Borrowings denominated in US Dollars or (ii) three Eurocurrency Revolving Borrowings denominated in any single Foreign Currency.

(d) Notwithstanding any other provision of this Agreement, no Borrower shall be entitled to request, or to elect to convert or continue, any Revolving Borrowing if the Interest Period requested with respect thereto would end after the Revolving Maturity Date.

SECTION 2.03. Requests for Borrowings. To request a Revolving Borrowing or Term Borrowing, the applicable Borrower shall notify the Applicable Agent of such request by telephone or by telecopy (a) in the case of a Eurocurrency Borrowing, not later than 11:00 a.m., Local Time, three Business Days before the date of the proposed Borrowing, (b) in the case of an ABR Borrowing, not later than 12:00 noon, Local Time, on the date of the proposed Borrowing or (c) in the case of a Canadian Base Rate Borrowing, not later than 11:00 a.m., Local Time, one Business Day before the date of the proposed Borrowing. Each such Borrowing Request shall be irrevocable and, if telephonic, shall be confirmed promptly by hand delivery or telecopy to the Applicable Agent of a written Borrowing Request in a form agreed to by the Applicable Agent and the applicable Borrower and signed by the applicable Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with Section 2.02:

(i) the Borrower requesting such Borrowing;

(ii) whether the requested Borrowing is to be a Limited Currency Revolving Borrowing, Multicurrency Revolving Borrowing, US Dollar Revolving Borrowing or Term Borrowing;

(iii) the currency and aggregate amount of the requested Borrowing;

(iv) the date of such Borrowing, which shall be a Business Day;

(v) the Type of the requested Borrowing;

(vi) in the case of a Eurocurrency Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and

(vii) the location and number of the applicable Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.06.

If no currency is specified with respect to any requested Borrowing, then the applicable Borrower shall be deemed to have selected US Dollars. If no election as to the Type of Revolving Borrowing is specified, then the requested Revolving Borrowing shall be (A) in the case of a Borrowing denominated in US Dollars, an ABR Borrowing, (B) in the case of a Borrowing denominated in Canadian Dollars, a Canadian Base Rate Borrowing and (C) in the case of a Borrowing denominated in any other Foreign Currency, a Eurocurrency Borrowing. If no Interest Period is specified with respect to any requested Eurocurrency Borrowing, then the applicable Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Applicable Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing.

SECTION 2.04. Swingline Loans. (a) Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make Swingline Loans denominated in US Dollars to the US Borrower from time to time during the Revolving Availability Period, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding US$25,000,000 or (ii) the sum of the total Participating Revolving Exposures exceeding the total Participating Revolving Commitments, provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, the US Borrower may borrow, prepay and reborrow Swingline Loans.

(b) To request a Swingline Loan, the US Borrower shall notify the Administrative Agent of such request by telephone (confirmed by telecopy), not later than 12:00 noon, New York City time, on the day of a proposed Swingline Loan. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. The Administrative Agent will promptly advise the Swingline Lender of any such notice received from the US Borrower. The Swingline Lender shall make each Swingline Loan available to the US Borrower, by means of a credit to the general deposit account of the US Borrower with the Swingline Lender, by 3:00 p.m., New York City time, on the requested date of such Swingline Loan.

(c) The Swingline Lender may, by written notice given to the Administrative Agent not later than 10:00 a.m., New York City time, on any Business Day, require the Participating Revolving Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate amount of Swingline Loans in which Participating Revolving Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Participating Revolving Lender, specifying in such notice such Lender’s Applicable Percentage of such Swingline Loan or Loans. Each Participating Revolving Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender’s Applicable Percentage of such Swingline Loan or Loans. Each Participating Revolving Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Participating Revolving Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Participating Revolving Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Participating Revolving Lenders. The Administrative Agent shall notify the US Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from the US Borrower (or other party on behalf of the US Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Participating Revolving Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear, provided that any such payment so remitted shall be repaid to the Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to the US Borrower for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve the US Borrower of any default in the payment thereof.

SECTION 2.05. Letters of Credit. (a) General. Prior to the Original Effective Date, Bank of America, N.A. issued the Existing Letters of Credit, which on and after the Original Effective Date shall constitute Letters of Credit issued by Bank of America, N.A. under this Agreement. Subject to the terms and conditions set forth herein, any Borrower may request the issuance of Letters of Credit for its own account, in a form reasonably acceptable to the Applicable Agent and the applicable Issuing Bank, at any time and from time to time during the Revolving Availability Period and prior to the date that is five Business Days prior to the Revolving Maturity Date. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by a Borrower to, or entered into by a Borrower with, an Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

(b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the applicable Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the applicable Issuing Bank) to an Issuing Bank and the Applicable Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the currency in which such Letter of Credit shall be denominated (which shall comply with paragraph (c) of this Section), the name and address of the beneficiary thereof, and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the applicable Issuing Bank, such Borrower also shall submit a letter of credit application on such Issuing Bank’s standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit, the Borrowers shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension, it will not result in (i) the LC Exposure exceeding US$235,000,000, (ii) the Foreign Currency LC Exposure exceeding US$25,000,000, (iii) the sum of the aggregate Participating Revolving Exposures exceeding the sum of the aggregate Participating Revolving Commitments and (iv) the sum of the aggregate Limited Currency Revolving Exposures exceeding the sum of the aggregate Limited Currency Revolving Commitments.

(c) Expiration Date; Foreign Currency Letters of Credit. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Revolving Maturity Date. Notwithstanding any other provision of this Agreement, (A) each US Dollar Issuing Bank shall only be required to issue Letters of Credit denominated in US Dollars, (B) each Multicurrency Issuing Bank shall only be required to issue Letters of Credit denominated in US Dollars, Euros and Sterling and (C) no Issuing Bank shall be required to issue a Letter of Credit, including a Foreign Currency Letter of Credit, if such issuance would violate any applicable laws or one or more policies of such Issuing Bank (including policies regarding Foreign Currencies in which letters of credit may be issued, as well as maximum amounts of letters of credit issued in Foreign Currencies).

(d) Participations. By the issuance of a Letter of Credit denominated in US Dollars (or an amendment to a Letter of Credit denominated in US Dollars increasing the amount thereof) and without any further action on the part of the applicable Issuing Bank or the Lenders, the applicable Issuing Bank hereby grants to each Participating Revolving Lender, and each Participating Revolving Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Applicable Percentage from time to time of the aggregate amount available to be drawn under such Letter of Credit. By the issuance of a Letter of Credit denominated in Sterling or Euros (or an amendment to a Letter of Credit denominated in Sterling or Euros increasing the amount thereof) and without any further action on the part of the applicable Issuing Bank or the Lenders, and with respect to the immediately succeeding clause (ii), on each Reset Date, (i) the applicable Issuing Bank hereby grants to each Limited Currency Revolving Lender, and each Limited Currency Revolving Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Limited Currency Applicable Percentage from time to time of the aggregate amount available to be drawn under such Letter of Credit and (ii) each Participating Revolving Lender hereby grants to each other Participating Revolving Lender, and each Participating Revolving Lender hereby acquires from each other Participating Revolving Lender, participations in each Letter of Credit denominated in US Dollars held by such Participating Revolving Lender such that each Participating Revolving Lender’s LC Exposure is equal to such Lender’s Applicable Percentage of the LC Exposure. In consideration and in furtherance of the foregoing, each Participating Revolving Lender hereby absolutely and unconditionally agrees to pay to the Applicable Agent, for the account of the applicable Issuing Bank, such Lender’s Applicable Percentage or Limited Currency Applicable Percentage, as the case may be (in each case, determined as of the date of the notice from the Applicable Agent referred to in paragraph (e) of this Section), of each LC Disbursement made by such Issuing Bank in respect of a Letter of Credit in which such Lender has acquired a participation that is not reimbursed by the applicable Borrower on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment in respect of a Letter of Credit in which such Lender has acquired a participation required to be refunded to the applicable Borrower for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional, and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

(e) Reimbursement. If any Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the applicable Borrower shall reimburse such LC Disbursement by paying to the Applicable Agent an amount equal to such LC Disbursement not later than 12:00 noon, Local Time, on the date that such LC Disbursement is made, if the applicable Borrower shall have received notice of such LC Disbursement prior to 10:00 a.m., Local Time, on such date, or, if such notice has not been received by the applicable Borrower prior to such time on such date, then not later than 12:00 noon, Local Time, on (i) the Business Day that the applicable Borrower receives such notice, if such notice is received prior to 10:00 a.m., Local Time, on the day of receipt, or (ii) the Business Day immediately following the day that the applicable Borrower receives such notice, if such notice is not received prior to such time on the day of receipt. If the applicable Borrower fails to make such payment when due, the Applicable Agent shall notify each Participating Revolving Lender that has acquired a participation in the applicable Letter of Credit of the applicable LC Disbursement, the payment then due from such Borrower in respect thereof and such Lender’s Applicable Percentage or Limited Currency Applicable Percentage, as the case may be, thereof. Promptly following receipt of such notice, each Participating Revolving Lender that has acquired a participation in the applicable Letter of Credit shall pay to the Applicable Agent its Applicable Percentage or Limited Currency Applicable Percentage, as the case may be, of the payment then due from the applicable Borrower, in the same manner as provided in Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Participating Revolving Lenders), and the Applicable Agent shall promptly pay to the applicable Issuing Bank the amounts so received by it from the Participating Revolving Lenders. Promptly following receipt by the Applicable Agent of any payment from the applicable Borrower pursuant to this paragraph, the Applicable Agent shall distribute such payment to the applicable Issuing Bank or, to the extent that Participating Revolving Lenders have made payments pursuant to this paragraph to reimburse the applicable Issuing Bank, then to such Lenders and the applicable Issuing Bank as their interests may appear. Any payment made by a Participating Revolving Lender pursuant to this paragraph to reimburse an Issuing Bank for any LC Disbursement shall not constitute a Loan and shall not relieve the applicable Borrower of its obligation to reimburse such LC Disbursement.

(f) Obligations Absolute. Each Borrower’s obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect, or any statement therein being untrue or inaccurate in any respect, (iii) payment by an Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, such Borrower’s obligations hereunder. None of the Agents, the Lenders, the Issuing Banks and any of their Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of any Issuing Bank, provided that the foregoing shall not be construed to excuse any Issuing Bank from liability to any Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrowers to the extent permitted by applicable law) suffered by any Borrower that are caused by such Issuing Bank’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence, wilful misconduct, violation of law or breach of any of its other obligations under the Loan Documents on the part of the applicable Issuing Bank (as determined by a court of competent jurisdiction by final and non-appealed judgment), each Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, each Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

(g) Disbursement Procedures. Each Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. Each Issuing Bank shall promptly notify the Applicable Agent and the applicable Borrower by telephone (confirmed by telecopy) of such demand for payment and whether such Issuing Bank has made or will make an LC Disbursement thereunder, provided that any failure to give or delay in giving such notice shall not relieve any Borrower of its obligation to reimburse the applicable Issuing Bank and the Participating Revolving Lenders with respect to any such LC Disbursement.

(h) Interim Interest. If any Issuing Bank shall make any LC Disbursement, then, unless the applicable Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the applicable Borrower reimburses such LC Disbursement, (i) in the case of an LC Disbursement with respect to a Letter of Credit denominated in US Dollars, at the rate per annum then applicable to ABR Loans, (ii) in the case of an LC Disbursement with respect to a Letter of Credit denominated in Canadian Dollars, at the rate per annum then applicable to Canadian Base Rate Loans and (iii) in the case of an LC Disbursement with respect to a Letter of Credit denominated in any other Foreign Currency, at the rate per annum then applicable to Eurocurrency Borrowings in such Foreign Currency having an Interest Period of one month, provided that if the applicable Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.13(c) shall apply. Interest accrued pursuant to this paragraph shall be for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Participating Revolving Lender pursuant to paragraph (e) of this Section to reimburse the applicable Issuing Bank shall be for the account of such Lender to the extent of such payment.

(i) Replacement of an Issuing Bank. An Issuing Bank may be replaced at any time by written agreement among the US Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank, which agreement shall set forth whether such Issuing Bank is a US Dollar Issuing Bank or a Multicurrency Issuing Bank. The Administrative Agent shall notify the Participating Revolving Lenders of any such replacement of an Issuing Bank. At the time any such replacement shall become effective, the Borrowers shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.12(c). From and after the effective date of any such replacement, the successor Issuing Bank shall have all the rights and obligations of the applicable replaced Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

(j) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the US Borrower receives notice from any Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Lenders with LC Exposure representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrowers shall deposit in an account with (i) the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Revolving Lenders, an amount in cash and in US Dollars equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon, in each case attributable to Letters of Credit denominated in US Dollars and (ii) the London Agent, in the name of the London Agent and for the benefit of the Revolving Lenders, an amount in cash and in the applicable Foreign Currency equal to the LC Exposure (expressed in the applicable Foreign Currency) as of such date plus any accrued and unpaid interest thereon, in each case attributable to Letters of Credit denominated in Foreign Currencies, provided that the obligations set forth in the immediately preceding clauses (i) and (ii) shall become effective immediately, and such deposits shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to a Borrower described in clause (h) or (i) of Section 7.01. Each Borrower also shall deposit cash collateral pursuant to this paragraph as and to the extent required by Section 2.11(b) or (d). Each such deposit pursuant to this paragraph or Section 2.11(b) or (d) shall be held by the Applicable Agent as collateral for the payment and performance of the obligations of each Borrower under this Agreement. Each Applicable Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Applicable Agent and at the Borrowers’ risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Applicable Agent to reimburse each Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrowers for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other obligations of the Borrowers under this Agreement. If any Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to such Borrower within three Business Days after all Events of Default have been cured or waived. If a Borrower is required to provide an amount of cash collateral hereunder pursuant to Section 2.11(b) or (d), such amount (to the extent not applied as aforesaid) shall be returned to such Borrower as and to the extent that, after giving effect to such return, such Borrower would remain in compliance with Section 2.11(b) or (d), as applicable, and no Default shall have occurred and be continuing.

SECTION 2.06. Funding of Borrowings and B/A Drawings. (a) Each Lender shall make each Loan to be made by it and disburse the Discount Proceeds (net of applicable acceptance fees) of each B/A to be accepted and purchased by it hereunder on the proposed date thereof by wire transfer of immediately available funds in the applicable currency by 1:00 p.m., Local Time, to the account of the Applicable Agent most recently designated by it for such purpose by notice to the applicable Lenders. The Applicable Agent will make such Loans or Discount Proceeds (net of applicable acceptance fees) available to the applicable Borrower by promptly crediting the amounts so received, in like funds, to an account of such Borrower previously identified to the Applicable Agent (i) in New York City, in the case of Loans denominated in US Dollars, (ii) in Toronto, in the case of Loans denominated in Canadian Dollars or B/As and (iii) in London, in the case of Loans denominated in any Foreign Currency other than Canadian Dollars.

(b) Unless the Applicable Agent shall have received notice from a Lender prior to the proposed date of any Borrowing or acceptance and purchase of B/As that such Lender will not make available to the Applicable Agent such Lender’s share of such Borrowing or the applicable Discount Proceeds (net of applicable acceptance fees), the Applicable Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing or the applicable Discount Proceeds (net of applicable acceptance fees) available to the Applicable Agent, then the applicable Lender and the Borrowers severally agree to pay to the Applicable Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the applicable Borrower to but excluding the date of payment to the Applicable Agent, at (i) in the case of such Lender, the greater of (x)(A) the Federal Funds Effective Rate, in the case of Loans denominated in US Dollars and (B) the rate reasonably determined by the Applicable Agent to be the cost to it of funding such amount, in the case of Loans denominated in a Foreign Currency, and (y) a rate determined by the Applicable Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of a Borrower, the interest rate applicable to such Borrowing or the applicable Discount Rate, as the case may be. If such Lender pays such amount to the Applicable Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing or such Lender’s purchase of B/As.

SECTION 2.07. Interest Elections. (a) Each Revolving Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurocurrency Revolving Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Each B/A Drawing shall have a Contract Period as specified in the applicable request therefor. Thereafter, the applicable Borrower may elect to convert such Borrowing or B/A Drawing to a different Type or to continue such Borrowing or B/A Drawing and, in the case of a Eurocurrency Revolving Borrowing, may elect Interest Periods therefor, all as provided in this Section, it being understood that no B/A Drawing may be converted or continued other than at the end of the Contract Period applicable thereto. The applicable Borrower may elect different options with respect to different portions of the affected Borrowing or B/A Drawing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing or accepting the B/As comprising such B/A Drawing, as the case may be, and any Loans or B/As resulting from an election made with respect to any such portion shall be considered a separate Borrowing or B/A Drawing. Notwithstanding any other provision of this Section, no Revolving Borrowing or B/A Drawing may be converted into or continued as a Revolving Borrowing or B/A Drawing with an Interest Period or Contract Period, respectively, ending after the Revolving Maturity Date.

(b) To make an election pursuant to this Section, a Borrower shall notify the Applicable Agent of such election by telephone or by telecopy (i) in the case of an election that would result in a Borrowing, by the time and date that a Borrowing Request would be required under Section 2.03 if such Borrower were requesting a Revolving Borrowing of the Type resulting from such election to be made on the effective date of such election, and (ii) in the case of an election that would result in a B/A Drawing or the continuation of a B/A Drawing, by the time and date that a request would be required under Section 2.20 if such Borrower were requesting an acceptance and purchase of B/As to be made on the effective date of such election. Each such Interest Election Request shall be irrevocable and, if telephonic, shall be confirmed promptly by hand delivery or telecopy to the Applicable Agent of a written Interest Election Request in a form approved by the Applicable Agent and signed by the applicable Borrower. Notwithstanding any other provision of this Section, no Borrower shall be permitted to (i) change the currency of any Borrowing, (ii) elect an Interest Period for Eurocurrency Loans that does not comply with Section 2.02(d) or a Contract Period for B/As that does not comply with Section 2.20(c) or (iii) convert any Borrowing to a different Class.

(c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

(i) the Borrowing or B/A Drawing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing or B/A Drawing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing or B/A Drawing);

(ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii) whether the resulting Borrowing is to be an ABR Borrowing, a Eurocurrency Borrowing, a Canadian Base Rate Borrowing or a B/A Drawing; and

(iv) if the resulting Borrowing is a Eurocurrency Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”, and in the case of an election of a B/A Drawing, the Contract Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Contract Period”.

If any such Interest Election Request requests a Eurocurrency Borrowing or a B/A Drawing but does not specify an Interest Period or a Contract Period, then the applicable Borrower shall be deemed to have selected an Interest Period or a Contract Period of one month’s or 30 days’ duration, as applicable.

(d) Promptly following receipt of an Interest Election Request, the Applicable Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing or B/A Drawing.

(e) If a Borrower fails to deliver a timely Interest Election Request with respect to a Eurocurrency Borrowing or a B/A Drawing prior to the end of the Interest Period or Contract Period applicable thereto, then, unless such Borrowing or B/A Drawing is repaid as provided herein, at the end of such Interest Period or Contract Period, such Borrowing or B/A Drawing shall (i) in the case of a Borrowing denominated in US Dollars, be converted to an ABR Borrowing, (ii) in the case of a Borrowing or B/A Drawing denominated in Canadian Dollars, be converted to a Canadian Base Rate Borrowing and (iii) in the case of any other Eurocurrency Borrowing, be converted to a Eurocurrency Borrowing with an Interest Period of one month. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the US Borrower, then, so long as an Event of Default is continuing (i) no outstanding Borrowing denominated in US Dollars may be converted to or continued as a Eurocurrency Borrowing, (ii) unless repaid, each Eurocurrency Borrowing denominated in US Dollars shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto and (iii) all other Eurocurrency Borrowings and all B/A Drawings must be repaid in full at the end of the Interest Period or Contract Period, respectively, applicable thereto.

(f) Upon the conversion of any Borrowing denominated in Canadian Dollars (or portion thereof), or the continuation of any B/A Drawing (or portion thereof), to or as a B/A Drawing, the net amount that would otherwise be payable to a Borrower by each Lender pursuant to Section 2.20(f) in respect of such new B/A Drawing shall be applied against the principal of the Revolving Loan made by such Lender as part of such Borrowing (in the case of a conversion), or the reimbursement obligation owed to such Lender under Section 2.20(i) in respect of the B/As accepted by such Lender as part of such maturing B/A Drawing (in the case of a continuation), and such Borrower shall pay to such Lender an amount equal to the difference between the principal amount of such Revolving Loan or the aggregate face amount of such maturing B/As, as the case may be, and such net amount.

SECTION 2.08. Termination and Reduction of Commitments.

(a) Unless previously terminated, the Revolving Commitments shall terminate on the Revolving Maturity Date.

(b) The US Borrower may at any time terminate, or from time to time reduce, the Commitments of any Class, provided that (i) each reduction of the Commitments of any Class shall be in an amount that is an integral multiple of US$5,000,000 and not less than US$5,000,000, (ii) the US Borrower shall not terminate or reduce the Limited Currency Revolving Commitments if, after giving effect to any concurrent prepayment of the Limited Currency Revolving Loans in accordance with Section 2.11, (A) the sum of the Limited Currency Revolving Exposures would exceed the total Limited Currency Revolving Commitments or (B) the sum of the Foreign Currency Revolving Exposures would exceed the Foreign Currency Sublimit, (iii) the US Borrower shall not terminate or reduce the Multicurrency Revolving Commitments if, after giving effect to any concurrent prepayment of the Multicurrency Revolving Loans in accordance with Section 2.11, (A) the sum of the Multicurrency Revolving Exposures would exceed the total Multicurrency Revolving Commitments or (B) the sum of the Foreign Currency Revolving Exposures would exceed the Foreign Currency Sublimit and (iv) the US Borrower shall not terminate or reduce the US Dollar Revolving Commitments if, after giving effect to any concurrent prepayment of the US Dollar Revolving Loans in accordance with Section 2.11, the sum of the US Dollar Revolving Exposures would exceed the total US Dollar Revolving Commitments,.

(c) The US Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the US Borrower pursuant to this Section shall be irrevocable, provided that a notice of termination of any Revolving Commitments delivered by the US Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the US Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments of any Class shall be permanent. Each reduction of the Commitments of any Class shall be made ratably among the Lenders in accordance with their respective Commitments of such Class.

SECTION 2.09. Repayment of Loans and B/As; Evidence of Debt.

(a) Each Borrower hereby unconditionally promises to pay (i) to the Applicable Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan of such Lender made to it on the Revolving Maturity Date and the face amount of each B/A, if any, accepted by such Lender and requested by it as provided in Section 2.20, (ii) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Term Loan of such Lender made to it as provided in Section 2.10, (iii) to the Administrative Agent for the account of each Incremental Term Lender the then unpaid principal amount of each Existing Incremental Term Loan and each Incremental Term Loan of such Incremental Term Lender as provided in Section 2.10 and (iv) to the Swingline Lender the then unpaid principal amount of each Swingline Loan made to it on the earlier of the Revolving Maturity Date and the first date after such Swingline Loan is made that is the 15th or last day of a calendar month and is at least five Business Days after such Swingline Loan is made, provided that on each date that a Revolving Borrowing is made, the US Borrower shall repay all Swingline Loans that were outstanding on the date such Borrowing was requested. Except as otherwise expressly provided herein, each Loan shall be repaid in the currency in which such Loan is denominated.

(b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Indebtedness of each Borrower to such Lender resulting from each Loan made or B/A accepted by such Lender, including the amounts of principal and interest and amounts in respect of B/As payable and paid to such Lender from time to time hereunder.

(c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof, the currency thereof and the Interest Period, if any, applicable thereto, and the amount of each B/A and the Contract Period applicable thereto, (ii) the amount of any principal, interest or other amount in respect of any B/A due and payable or to become due and payable from each Borrower to each Lender hereunder and (iii) the amount of any sum received by the Agents hereunder for the account of the Lenders and each Lender’s share thereof. Each other Agent shall promptly provide the Administrative Agent with all information needed to maintain such accounts in respect of the Loans or B/A Drawings administered by such Agent.

(d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein, provided that the failure of any Lender or Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of any Borrower to repay the Loans in accordance with the terms of this Agreement.

(e) Any Lender may request that Loans of any Class made by it be evidenced by a promissory note. In such event, the applicable Borrower shall execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

SECTION 2.10. Amortization of Term Loans. (a) Subject to adjustment pursuant to paragraph (d) of this Section, the (i) US Borrower shall repay to the Administrative Agent for the ratable account of the Term Lenders on the last Business Day of each March, June, September and December, commencing on March 31, 2006, an aggregate principal amount equal to 0.25% of the aggregate principal amount of all Term Loans outstanding on the Original Effective Date and (ii) the US Borrower shall repay to the Administrative Agent for the ratable account of the Incremental Term Lenders on the last Business Day of each March, June, September and December, commencing on March 31, 2007, an aggregate principal amount equal to 0.25% of the aggregate principal amount of all Existing Incremental Term Loans outstanding on the respective Incremental Effective Date (as specified in the Incremental Assumption Agreement relating to such Incremental Term Loan).

(b) To the extent not previously paid, all Term Loans shall be due and payable on the Term Maturity Date and all Existing Incremental Term Loans shall be due and payable on the Existing Incremental Term Maturity Date.

(c) Any prepayment of a Term Borrowing made pursuant to Section 2.11(b) shall be applied to reduce the subsequent scheduled repayments of the Term Loans to be made pursuant to this Section ratably; otherwise, prepayments of Term Borrowings shall be applied as directed by the US Borrower.

(d) Prior to any repayment of any Term Borrowings hereunder, the US Borrower shall select the Borrowing or Borrowings to be repaid and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 11:00 a.m., New York City time, three Business Days before the scheduled date of such repayment. Each repayment of a Term Borrowing shall be applied ratably to the Loans included in the repaid Borrowing. Repayments of Term Borrowings shall be accompanied by accrued interest on the amount repaid.

SECTION 2.11. Prepayment of Loans and B/As. (a) The Borrowers shall have the right at any time and from time to time, and without premium or penalty, to prepay any Borrowing and to cash collateralize amounts owed in respect of outstanding B/As in whole or in part, subject to prior notice in accordance with paragraph (d) of this Section and payment of any amounts required under Section 2.16, provided that all voluntary prepayments of Term Loans effected on or prior to the first anniversary of the Original Effective Date with the proceeds of an issuance or incurrence of Indebtedness by Parent, any Borrower or any other Subsidiary will be accompanied by a prepayment fee equal to 1.00% of the aggregate principal amount of such prepayment. Such fee shall be paid by the US Borrower to the Administrative Agent, for the accounts of the relevant Term Lenders, on the date of such prepayment.

(b) In the event and on such occasion that (i) the aggregate amount of the Limited Currency Revolving Exposures exceeds the aggregate amount of the Limited Currency Revolving Commitments, (ii) the aggregate amount of the Multicurrency Revolving Exposures exceeds the aggregate amount of the Multicurrency Revolving Commitments, (iii) the aggregate amount of the US Dollar Revolving Exposures exceeds the aggregate amount of the US Dollar Revolving Commitments or (iv) the aggregate amount of the Foreign Currency Revolving Exposures exceeds the Foreign Currency Sublimit (in each case, other than solely as a result of changes in Exchange Rates), then, in each case, the Borrowers shall, not later than the next Business Day, prepay one or more Borrowings or cash collateralize amounts owing in respect of outstanding B/As (or, if no such Borrowings or B/As are outstanding, deposit cash collateral in an account with the Administrative Agent pursuant to Section 2.05(j)) in an aggregate amount sufficient to eliminate the applicable excess. If on any Reset Date and solely as a result of changes in Exchange Rates, (i) the aggregate amount of the Limited Currency Revolving Exposures exceeds 105% of the aggregate amount of the Limited Currency Revolving Commitments, (ii) the aggregate amount of the Multicurrency Revolving Exposures exceeds 105% of the aggregate amount of the Multicurrency Revolving Commitments, or (iii) the aggregate amount of the Foreign Currency Revolving Exposures exceeds 105% of the Foreign Currency Sublimit, then, in each case, the Borrowers shall, not later than the next Business Day, prepay one or more Borrowings or cash collateralize amounts owing in respect of outstanding B/As (or, if no such Borrowings or B/As are outstanding, deposit cash collateral in an account with the Administrative Agent pursuant to Section 2.05(j)) in an aggregate amount sufficient to eliminate the applicable excess.

(c) In the event and on each occasion that any Net Proceeds are received by or on behalf of Parent, any Borrower or any other Subsidiary in respect of any Prepayment Event (other than such Net Proceeds received by an Excluded Subsidiary (i) if such Excluded Subsidiary is a Foreign Subsidiary, to the extent that such Foreign Subsidiary is prohibited or delayed by applicable local law from repatriating to the United States such Net Proceeds for so long, but for only so long, as applicable local law will not permit such repatriation to the United States and (ii) with respect to any Excluded Subsidiary (including Foreign Subsidiaries) that is not directly or indirectly wholly owned by Parent, to the extent that and for so long, but for only so long, as (1) no Loan Party has the power to, directly or indirectly, require such Excluded Subsidiary to distribute or otherwise forward such Net Proceeds to a Loan Party and (2) such Excluded Subsidiary has not actually distributed or otherwise forwarded such Net Proceeds to a Loan Party (the Parent hereby agreeing to cause the applicable Subsidiary to promptly (x) take all actions required by applicable local law to permit such repatriation and (y) use commercially reasonable efforts to cause such Subsidiary to distribute or otherwise forward such Net Proceeds to a Loan Party), provided that, in each case, once such repatriation to the United States is permitted, or such distribution or forwarding is authorized, with respect to any of such affected Net Proceeds, such repatriation, distribution or forwarding will be immediately effected and such repatriated, distributed or otherwise forwarded Net Proceeds will be promptly (and in any event not later than 10 Business Days after such repatriation) applied in accordance with this Section 2.11(c)), the Borrowers shall, within 10 Business Days after such Net Proceeds are received, prepay Term Borrowings in an aggregate amount equal to 100% of the amount of such Net Proceeds, provided that in the case of any event described in clause (a) or (b) of the definition of the term “Prepayment Event”, if the US Borrower shall deliver, within 10 Business Days after such Net Proceeds are received, to the Administrative Agent a certificate of a Financial Officer (i) to the effect that (A) Parent, the US Borrower or any other Subsidiary intends to apply the Net Proceeds from such event (or a portion thereof specified in such certificate), within 365 days after receipt of such Net Proceeds, to acquire, purchase, improve, enlarge, develop or make Capital Expenditures with respect to (1) property or assets (other than Permitted Investments or Equity Interests in, or Indebtedness of, any of the Borrowers or other Subsidiaries) of any of the Borrowers or the other Subsidiaries to be used in a Related Business conducted by such Borrower or other Subsidiary or (2) Equity Interests outstanding prior to such investment and held by an unrelated third party in a Person that does not engage to any material extent in a business that is not a Related Business, and (B) if such Net Proceeds (or such portion thereof) have been received by an Excluded Subsidiary (other than LN Gaiety Holdings Limited, a company incorporated in England and Wales, or any of its subsidiaries (excluding any Person that was otherwise a Subsidiary before becoming a subsidiary of LN Gaiety Holdings Limited)) or are applied to purchase Equity Interests in a Person that is not a Subsidiary following the consummation of such investment, the application of such Net Proceeds (or such portion thereof) by such Excluded Subsidiary (to the extent such Net Proceeds were not actually distributed or forwarded to a Loan Party) or the purchase of such Equity Interests will be deemed an Investment in such Excluded Subsidiary or such Equity Interests that will be deemed to have been made subject to Section 6.04(p) (without duplication to the extent such Net Proceeds are applied in accordance with Section 6.04(l) or (p)) and (ii) certifying that no Default has occurred and is continuing, then no prepayment shall be required pursuant to this paragraph in respect of the Net Proceeds in respect of such event (or the portion of such Net Proceeds specified in such certificate, if applicable) other than a prepayment in an amount equal to the amount by which (1) 50% of the Asset Sale Excess Proceeds immediately after giving effect to the receipt of the Net Proceeds resulting in such Prepayment Event, exceeds (2) the aggregate amount of all other prepayments from Net Proceeds received in respect of any event described in clause (a) or (b) of the definition of the term “Prepayment Event” that were made pursuant to Section 2.11(c) from and after the Effective Date. Notwithstanding the foregoing, a prepayment of 100% of such Net Proceeds shall be due and payable, if and to the extent that such Net Proceeds (X) have not been so applied in accordance with Section 2.11(c) by the end of such 365-day period and at a time when no Default has occurred and is continuing or (Y) only in the case of Net Proceeds which the Parent, the US Borrower or any other Subsidiary has, by the end of such 365-day period, committed by contractual arrangements to use, by the date that is 180 days after the end of such 365-day period, for the acquisition of real property, have not been so applied by the end of such 180 days after the end of such 365-day period and at a time when no Default has occurred and is continuing.

(d) Prior to any optional or mandatory prepayment of Borrowings or cash collateralization of amounts owing in respect of outstanding B/A Drawings, the applicable Borrower shall select the Borrowing or Borrowings and the B/A Drawing or Drawings to be prepaid or cash collateralized and shall specify such selection in the notice of such prepayment pursuant to paragraph (e) of this Section.

(e) The applicable Borrower shall notify the Applicable Agent by telephone (confirmed by telecopy) or by telecopy of any prepayment hereunder (i) in the case of prepayment of a Eurocurrency Revolving Borrowing, not later than 11:00 a.m., Local Time, three Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Borrowing or a Canadian Base Rate Borrowing or cash collateralization of a B/A Drawing, not later than 11:00 a.m., Local time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment or cash collateralization date and the principal amount of each Borrowing or portion thereof, or amount owed in respect of an outstanding B/A Drawing or portion thereof, to be prepaid or cash collateralized, provided that if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.08, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.08. Promptly following receipt of any such notice relating to a Borrowing or B/A, the Applicable Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing or cash collateralization of amounts owing in respect of a B/A Drawing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02 or an acceptance and purchase of B/As as provided in Section 2.20. Each prepayment of a Borrowing or cash collateralization of a B/A Drawing shall be applied ratably to the Loans included in the prepaid Borrowing or the B/As included in such B/A Drawing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.13. Except as otherwise expressly provided herein, each Loan shall be prepaid in the currency in which such Loan is denominated.

(f) Amounts to be applied pursuant to this Section or Article VII to cash collateralize amounts to become due with respect to outstanding B/As shall be deposited in the Prepayment Account (as defined below). The Canadian Agent shall apply any cash deposited in the Prepayment Account allocable to amounts to become due in respect of B/As on the last day of their respective Contract Periods until all amounts due in respect of outstanding B/As have been prepaid or until all the allocable cash on deposit has been exhausted. For purposes of this Agreement, the term “Prepayment Account” means an account established by a Canadian Borrower with the Canadian Agent and over which the Canadian Agent shall have exclusive dominion and control, including the exclusive right of withdrawal for application in accordance with this paragraph (f). The Canadian Agent will, at the request of such Canadian Borrower, invest amounts on deposit in the Prepayment Account in short-term, cash equivalent investments selected by the Canadian Agent in consultation with such Canadian Borrower that mature prior to the last day of the applicable Contract Periods of the B/As to be prepaid, provided that the Canadian Agent shall have no obligation to invest amounts on deposit in the Prepayment Account if an Event of Default shall have occurred and be continuing. The Borrowers shall indemnify the Canadian Agent for any losses relating to the investments so that the amount available to prepay amounts due in respect of B/As on the last day of the applicable Contract Period is not less than the amount that would have been available had no investments been made pursuant thereto. Other than any interest earned on such investments (which shall be for the account of such Canadian Borrower, to the extent not necessary for the prepayment of B/As in accordance with this Section and Article VII), the Prepayment Account shall not bear interest. Interest or profits, if any, on such investments shall be deposited in the Prepayment Account and reinvested and disbursed as specified above. If the maturity of the Loans and all amounts due hereunder has been accelerated pursuant to Article VII, the Canadian Agent may, in its sole discretion, apply all amounts on deposit in the Prepayment Account to satisfy any of the Obligations in respect of the Loans, unreimbursed LC Disbursements and B/As (and each Borrower hereby grants to the Canadian Agent a security interest in its Prepayment Account to secure such Obligations).

(g) Any repayment or prepayment of Term Loans pursuant to this Section 2.11 shall be allocated between the Term Borrowings and the Existing Incremental Term Borrowings ratably in accordance with the respective principal amounts outstanding thereof.

SECTION 2.12. Fees. (a) The US Borrower agrees to pay to the Administrative Agent, in US Dollars, for the account of the office (or Affiliate) of each Lender from which such Lender would make Loans to the US Borrower in US Dollars hereunder (which office or Affiliate shall be specified by each Lender in a notice delivered to the Administrative Agent prior to the initial payment to such Lender under this paragraph) a commitment fee, which shall accrue at the Applicable Rate on the average daily unused amount of the total Revolving Commitments of such Lender during the period from and including the date of this Agreement to but excluding the date on which such Revolving Commitments terminate. Accrued commitment fees shall be payable in arrears on the last day of March, June, September and December of each year and on the date on which the Revolving Commitments terminate, commencing on the first such date to occur after the date hereof. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). For purposes of computing commitment fees with respect to Revolving Commitments, a Revolving Commitment of a Lender shall be deemed to be used to the extent of the outstanding Revolving Loans and LC Exposure of such Lender (and the Swingline Exposure of such Lender (other than the Swingline Lender) shall be disregarded for such purpose).

(b) Each Canadian Borrower agrees to pay to the Canadian Agent, in US Dollars, for the account of each Revolving Lender, on each date on which a B/A drawn by such Canadian Borrower is accepted hereunder an acceptance fee computed by multiplying the US Dollar Equivalent of the face amount of each such B/A by the product of (i) the Applicable Rate for B/A Drawings on such date by (ii) a fraction, the numerator of which is the number of days in the Contract Period applicable to such B/A and the denominator of which is 365.

(c) The US Borrower agrees to pay, in US Dollars, (i) to the Administrative Agent for the account of each Participating Revolving Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the Applicable Rate used to determine the interest rate applicable to Eurocurrency Revolving Loans on the average daily amount of such Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including April 1, 2007 to but excluding the later of the date on which such Lender’s Participating Revolving Commitment terminates and the date on which such Lender ceases to have any LC Exposure and (ii) to each Issuing Bank a fronting fee, which shall accrue at the rate of 0.125% per annum on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including April 1, 2007 to but excluding the later of the date of termination of the Participating Revolving Commitments and the date on which there ceases to be any LC Exposure, as well as each Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Effective Date, provided that all such fees shall be payable on the date on which the Participating Revolving Commitments terminate and any such fees accruing after the date on which the Participating Revolving Commitments terminate shall be payable on demand. Any other fees payable to any Issuing Bank pursuant to this paragraph which accrue during any calendar month shall be payable within 5 Business Days after the end of such calendar month. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(d) The applicable Borrower agrees to pay to the Administrative Agent, in US Dollars, for its own account, fees payable in the amounts and at the times separately agreed upon between such Borrower and the Administrative Agent.

(e) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (or to the applicable Issuing Bank, in the case of fees payable to it) for distribution, in the case of commitment fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances.

SECTION 2.13. Interest. (a) The Loans comprising each ABR Borrowing (including each Swingline Loan) shall bear interest at the Alternate Base Rate plus the Applicable Rate, and the Loans comprising each Canadian Base Rate Borrowing shall bear interest at the Canadian Base Rate.

(b) The Loans comprising each Eurocurrency Borrowing shall bear interest at the Adjusted Eurocurrency Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

(c) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by any Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Revolving Loans as provided in paragraph (a) of this Section.

(d) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the applicable Revolving Commitments, provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan or Canadian Base Rate Revolving Loan prior to the end of the Revolving Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurocurrency Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

(e) All interest hereunder shall be computed on the basis of a year of 360 days, except that (i) interest on Borrowings denominated in Sterling and (ii) interest computed by reference to the Canadian Base Rate or to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or, except in the case of Borrowings denominated in Sterling, 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Canadian Base Rate or Adjusted Eurocurrency Rate shall be determined by the Applicable Agent and the Administrative Agent, and such determination shall be conclusive absent manifest error.

SECTION 2.14. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurocurrency Borrowing denominated in any currency:

(i) the Applicable Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted Eurocurrency Rate, the LIBO Rate or the EURIBO Rate, as applicable, for such Interest Period; or

(ii) the Applicable Agent is advised by the Required Lenders that the Adjusted Eurocurrency Rate, the LIBO Rate or the EURIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Applicable Agent shall give notice thereof to the applicable Borrower and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Applicable Agent notifies the Borrowers and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Revolving Borrowing to, or continuation of any Revolving Borrowing as, a Eurocurrency Borrowing in such currency for such Interest Period shall be ineffective, and such Borrowing shall be converted to or continued on the last day of the Interest Period applicable thereto (A) if such Borrowing is denominated in US Dollars or Canadian Dollars, as an ABR Borrowing or Canadian Base Rate Borrowing, respectively or (B) if such Borrowing is denominated in any other currency, as a Borrowing bearing interest at such rate as the Lenders and the applicable Borrower may agree adequately reflects the costs to the Lenders of making or maintaining their Loans (or, in the absence of such agreement, shall be repaid as of the last day of the current Interest Period applicable thereto) and (ii) if any Borrowing Request requests a Eurocurrency Revolving Borrowing in such currency for such Interest Period, (X) if such Borrowing is denominated in US Dollars or Canadian Dollars, such Borrowing shall be made as an ABR Borrowing or Canadian Base Rate Borrowing, respectively (or such Borrowing shall not be made if the applicable Borrower revokes (and in such circumstances, such Borrowing Request may be revoked notwithstanding any other provision of this Agreement) such Borrowing Request by telephonic notice, confirmed promptly in writing, not later than one Business Day prior to the proposed date of such Borrowing) or (Y) if such Borrowing is denominated in any other currency, such Borrowing shall bear interest at such rate as the Lenders and the applicable Borrower may agree adequately reflects the costs to the Lenders of making or maintaining their Loans (or, in the absence of such agreement, such Borrowing shall be cancelled).

SECTION 2.15. Increased Costs; Illegality. (a) If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted Eurocurrency Rate) or any Issuing Bank; or

(ii) impose on any Lender or any Issuing Bank or the Euro, London or Canadian interbank markets any other condition affecting this Agreement or Eurocurrency Loans or B/A Drawings made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurocurrency Loan or obtaining funds for the purchase of B/As (or of maintaining its obligation to make any such Loan or to accept and purchase B/As) or to increase the cost to such Lender or any Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or such Issuing Bank hereunder (whether of principal, interest or otherwise), then the Borrowers will pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank, as the case may be, on an after-tax basis for such additional costs incurred or reduction suffered.

(b) If any Lender or Issuing Bank determines that any Change in Law regarding such Lender’s or Issuing Bank’s capital requirements has or would have the effect of reducing the rate of return on such Lender’s or such Issuing Bank’s capital or on the capital of such Lender’s or such Issuing Bank’s holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by an Issuing Bank, to a level below that which such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuing Bank’s policies and the policies of such Lender’s or such Issuing Bank’s holding company with respect to capital adequacy), then from time to time the Borrowers will pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company for any such reduction suffered.

(c) A certificate of a Lender or an Issuing Bank setting forth in reasonable detail the amount or amounts necessary to compensate such Lender or such Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to any Borrower and shall be conclusive absent manifest error. The Borrowers shall pay such Lender or such Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 Business Days after receipt thereof.

(d) If the cost to any Lender of making or maintaining any Loan to or obtaining funds for the purchase of B/As from or participating in any Letter of Credit or any Issuing Bank of issuing or maintaining any Letter of Credit to any Foreign Borrower is increased (or the amount of any sum received or receivable by any Lender (or its applicable lending office) or any Issuing Bank is reduced) by an amount deemed in good faith by such Lender or such Issuing Bank to be material, by reason of the fact that such Foreign Borrower is incorporated in, or conducts business in, a jurisdiction outside the United States, such Borrowers shall indemnify such Lender or such Issuing Bank for such increased cost or reduction upon demand by such Lender or such Issuing Bank (with a copy to the Administrative Agent). A certificate of such Lender or such Issuing Bank claiming compensation under this paragraph and setting forth the additional amount or amounts to be paid to it hereunder (and the basis for the calculation of such amount or amounts) shall be conclusive in the absence of manifest error.

(e) Failure or delay on the part of any Lender or any Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or such Issuing Bank’s right to demand such compensation, provided that the Borrowers shall not be required to compensate a Lender or an Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender or such Issuing Bank, as the case may be, notifies any Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or such Issuing Bank’s intention to claim compensation therefor, provided further that if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.

(f) Notwithstanding any other provision of this Agreement, if, after the date hereof, (i) any Change in Law shall make it unlawful for any Revolving Lender to make or maintain any Foreign Currency Revolving Loan or to give effect to its obligations as contemplated hereby with respect to any Foreign Currency Revolving Loan or (ii) there shall have occurred any change in national or international financial, political or economic conditions (including the imposition of or any change in exchange controls) or currency exchange rates that would make it impracticable for any Revolving Lender to make or maintain Foreign Currency Revolving Loans denominated in the affected currency, then, by written notice to the applicable Borrower and to the Applicable Agent:

(i) such Revolving Lender or Revolving Lenders may declare that Foreign Currency Revolving Loans in the affected currency or currencies will not thereafter (for the duration of such unlawfulness or impracticality) be made by such Lender or Lenders hereunder (or, in the case of outstanding Foreign Currency Revolving Loans, be continued for additional Interest Periods), whereupon any request for a Foreign Currency Revolving Borrowing in the affected currency or currencies (or to continue a Foreign Currency Revolving Borrowing in the affected currency or currencies for an additional Interest Period) shall, as to such Revolving Lender or Revolving Lenders only, be deemed a request for an Eurocurrency Loan having an Interest Period of one month’s duration and denominated in US Dollars at the Exchange Rate determined by the Administrative Agent in accordance with this Agreement (or a request to convert a Foreign Currency Revolving Loan into a Eurocurrency Loan having an Interest Period of one month’s duration and denominated in US Dollars at the Exchange Rate determined by the Administrative Agent in accordance with this Agreement on the last day of the then current Interest Period with respect thereto), unless such declaration shall be subsequently withdrawn; and

(ii) such Lender may require that all outstanding Foreign Currency Revolving Loans in the affected currency or currencies made by it be converted to Eurocurrency Loans having an Interest Period of one month’s duration and denominated in US Dollars, in which event all such Foreign Currency Revolving Loans in the affected currency or currencies shall be converted to Eurocurrency Loans having an Interest Period of one month’s duration and denominated in US Dollars, as of the effective date of such notice as provided in paragraph (g) below and at the Exchange Rate determined by the Administrative Agent in accordance with this Agreement on the date of such conversion.

In the event any Revolving Lender shall exercise its rights under clause (i) or (ii) above, all payments and prepayments of principal that would otherwise have been applied to repay the Foreign Currency Revolving Loans that would have been made by such Revolving Lender or the converted Foreign Currency Revolving Loans of such Lender shall instead be applied to repay the Eurocurrency Loans made by such Lender in lieu of, or resulting from the conversion of, such Foreign Currency Revolving Loans.

(g) For purposes of paragraph (f) of this Section 2.15, a notice to the applicable Borrower by any Lender shall be effective as to each Foreign Currency Revolving Loan made by such Lender, if lawful, on the last day of the Interest Period currently applicable to such Loan; in all other cases such notice shall be effective on the date of receipt thereof by the applicable Borrower.

SECTION 2.16. Break Funding Payments. In the event of (a) the payment of any principal of any Eurocurrency Loan or in respect of a B/A other than on the last day of an Interest Period or Contract Period, as the case may be, applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurocurrency Loan or B/A other than on the last day of the Interest Period or Contract Period, as the case may be, applicable thereto, (c) the failure to borrow, convert, continue or prepay any Revolving Loan or to issue B/As for acceptance and purchase on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.11(e) and is revoked in accordance therewith) or (d) the assignment of any Eurocurrency Loan or the right to receive payment in respect of a B/A other than on the last day of the Interest Period or Contract Period, as the case may be, applicable thereto as a result of a request by the US Borrower pursuant to Section 2.19 or the CAM Exchange, then, in any such event, the Borrowers shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurocurrency Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted Eurocurrency Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for deposits in the applicable currency of a comparable amount and period from other banks in the eurocurrency market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section, together with supporting documentation or computations, shall be delivered to the applicable Borrower and shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on any such certificate within 10 Business Days after receipt thereof.

SECTION 2.17. Taxes. (a) Any and all payments by or on account of any obligation of any of the Borrowers hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes, provided that if any Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions of Indemnified Taxes or Other Taxes (including deductions applicable to additional sums payable under this Section) the Agent, Issuing Bank or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions and (iii) such Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(b) In addition, the applicable Borrower shall pay any Other Taxes to the relevant Governmental Authorities in accordance with applicable law.

(c) The applicable Borrower shall indemnify each Agent, each Lender and each Issuing Bank, within 10 Business Days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by such Agent, such Lender or such Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of such Borrower hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate setting forth in reasonable detail the amount and nature of such payment or liability delivered to any Borrower by a Lender, by an Issuing Bank or by an Agent on its own behalf or on behalf of a Lender or an Issuing Bank, shall be conclusive absent manifest error.

(d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by a Borrower to a Governmental Authority, such Borrower shall deliver to the Applicable Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Applicable Agent.

(e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the laws of the United States of America, or any treaty to which the United States of America is a party, with respect to payments under this Agreement shall deliver to the US Borrower (with a copy to the Administrative Agent), at the time or times prescribed by US law, such properly completed and executed documentation prescribed by US law or reasonably requested by the US Borrower as will permit such payments to be made without withholding or at a reduced rate. Parent and each Borrower agree to take all actions required in order for all exemptions from withholding taxes available to any Foreign Lender to be effective.

(f) If an Agent, a Lender or an Issuing Bank determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by any Borrower or with respect to which any Borrower has paid additional amounts pursuant to this Section 2.17, it shall pay over such refund to the applicable Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrowers under this Section 2.17 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of such Agent, such Lender or such Issuing Bank and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Borrowers, upon the request of such Agent, such Lender or such Issuing Bank, agree to repay the amount paid over to the applicable Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to such Agent, such Lender or such Issuing Bank in the event such Agent, such Lender or such Issuing Bank is required to repay such refund to such Governmental Authority. This Section shall not be construed to require any Agent, any Lender or any Issuing Bank to make available its tax returns (or any other information relating to its taxes which it deems confidential) to any Borrower or any other Person.

SECTION 2.18. Payments Generally; Pro Rata Treatment; Sharing of Set-offs. (a) Each Borrower shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.15, 2.16 or 2.17 or otherwise) prior to the time expressly required hereunder or under such other Loan Document for such payment (or, if no such time is expressly required, prior to 12:00 noon, Local Time), on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Applicable Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Applicable Agent to the applicable account specified from time to time by such Agent for the account of the applicable Lenders, except that payments pursuant to Sections 2.15, 2.16, 2.17 and 9.03 shall be made directly to the Persons entitled thereto. The Applicable Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment under any Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder of principal or interest in respect of any Loan or amounts owing in respect of any B/A Drawing (or of any breakage indemnity in respect of any Loan or B/A Drawing) shall be made in the currency of such Loan or B/A Drawing; all other payments hereunder and under each other Loan Document shall be made in US Dollars, except as otherwise expressly provided. Any payment required to be made by an Agent hereunder shall be deemed to have been made by the time required if such Agent shall, at or before such time, have taken the necessary steps to make such payment in accordance with the regulations or operating procedures of the clearing or settlement system used by such Agent to make such payment.

(b) If at any time funds received by or made available to any Agent from any Borrower are insufficient to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due from such Borrower hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due from such Borrower hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal of the Loans and unreimbursed LC Disbursements then due from such Borrower hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

(c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans, amounts owing in respect of any B/A Drawing or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans, amounts owing in respect of any B/A Drawing or participations in LC Disbursements, and accrued interest thereon, than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans, amounts owing in respect of any B/A Drawing or participations in LC Disbursements, as applicable, of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans, amounts owing in respect of any B/A Drawing and participations in LC Disbursements, provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by any Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans, amounts owing in respect of B/A Drawings or participations in LC Disbursements, to any assignee or participant, other than to a Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.

(d) Unless the Applicable Agent shall have received notice from the applicable Borrower prior to the date on which any payment is due to the Applicable Agent for the account of the Lenders or any Issuing Bank hereunder that the applicable Borrower will not make such payment, the Applicable Agent may assume that such payment has been made on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Banks, as the case may be, the amount due. In such event, if such payment has not in fact been made, then each of the Lenders or the Issuing Banks, as the case may be, severally agrees to repay to the Applicable Agent forthwith on demand the amount so distributed to such Lender or such Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Applicable Agent, at (i) the greater of the Federal Funds Effective Rate and a rate determined by the Applicable Agent in accordance with banking industry rules on interbank compensation (in the case of an amount denominated in US Dollars) and (ii) the rate reasonably determined by the Applicable Agent to be the cost to it of funding such amount (in the case of an amount denominated in any Foreign Currency).

(e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(c), 2.05(d) or (e), 2.06(b), 2.18(d) or 9.03(c), then the Applicable Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Applicable Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid.

SECTION 2.19. Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.15, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, or if any Borrower is required to pay any additional interest to any Lender pursuant to Section 2.22, then such Lender shall use commercially reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.15, 2.17 or 2.22, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. Each Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b) If any Lender requests compensation under Section 2.15, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.17, or if any Borrower is required to pay any additional interest to any Lender pursuant to Section 2.22, or if any Lender defaults in its obligation to fund Loans hereunder, then the US Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that (i) to the extent required under Section 9.04, the US Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and B/As and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the US Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.15 or payments required to be made pursuant to Section 2.17 or additional interest required pursuant to Section 2.22, such assignment will result in a reduction in such compensation, payments, additional interest or administrative burden to any Borrower that is beneficial to such Borrower in a material respect.

SECTION 2.20. Canadian Bankers’ Acceptances. (a) Each acceptance and purchase of B/As of a single Contract Period pursuant to Section 2.01 or Section 2.07 shall be made ratably by the Multicurrency Revolving Lenders in accordance with the amounts of their Multicurrency Revolving Commitments. The failure of any Multicurrency Revolving Lender to accept any B/A required to be accepted by it shall not relieve any other Multicurrency Revolving Lender of its obligations hereunder, provided that the Multicurrency Revolving Commitments are several and no Multicurrency Revolving Lender shall be responsible for any other Multicurrency Revolving Lender’s failure to accept B/As as required.

(b) The B/As of a single Contract Period accepted and purchased on any date shall be in an aggregate amount that is an integral multiple of C$1,000,000 and not less than C$5,000,000. The face amount of each B/A shall be C$100,000 or any whole multiple thereof. If any Multicurrency Revolving Lender’s ratable share of the B/As of any Contract Period to be accepted on any date would not be an integral multiple of C$100,000, the face amount of the B/As accepted by such Lender may be increased or reduced to the nearest integral multiple of C$100,000 by the Canadian Agent in its sole discretion. B/As of more than one Contract Period may be outstanding at the same time, provided that there shall not at any time be more than a total of five (5) B/A Drawings outstanding.

(c) To request an acceptance and purchase of B/As, a Canadian Borrower shall notify the Canadian Agent of such request by telephone or by telecopy not later than 10:00 a.m., Local Time, one Business Day before the date of such acceptance and purchase. Each such request shall be irrevocable and, if telephonic, shall be confirmed promptly by hand delivery or telecopy to the Canadian Agent of a written request in a form approved by the Canadian Agent and signed by such Canadian Borrower. Each such telephonic and written request shall specify the following information:

(i) the aggregate face amount of the B/As to be accepted and purchased;

(ii) the date of such acceptance and purchase, which shall be a Business Day;

(iii) the Contract Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Contract Period” (and which shall in no event end after the Revolving Maturity Date); and

(iv) the location and number of the applicable Canadian Borrower’s account to which any funds are to be disbursed, which shall comply with the requirements of Section 2.06. If no Contract Period is specified with respect to any requested acceptance and purchase of B/As, then the Canadian Borrower shall be deemed to have selected a Contract Period of 30 days’ duration.

Promptly following receipt of a request in accordance with this paragraph, the Canadian Agent shall advise each Multicurrency Revolving Lender of the details thereof and of the amount of B/As to be accepted and purchased by such Lender.

(d) Each Canadian Borrower hereby appoints each Multicurrency Revolving Lender as its attorney to sign and endorse on its behalf, manually or by facsimile or mechanical signature, as and when deemed necessary by such Lender, blank forms of B/As. It shall be the responsibility of each Multicurrency Revolving Lender to maintain an adequate supply of blank forms of B/As for acceptance under this Agreement. Each Canadian Borrower recognizes and agrees that all B/As signed and/or endorsed on its behalf by any Multicurrency Revolving Lender shall bind such Canadian Borrower as fully and effectually as if manually signed and duly issued by authorized officers of such Canadian Borrower. Each Multicurrency Revolving Lender is hereby authorized to issue such B/As endorsed in blank in such face amounts as may be determined by such Lender, provided that the aggregate face amount thereof is equal to the aggregate face amount of B/As required to be accepted by such Lender. No Multicurrency Revolving Lender shall be liable for any damage, loss or claim arising by reason of any loss or improper use of any such instrument unless such loss or improper use results from the gross negligence or willful misconduct of such Multicurrency Revolving Lender. Each Multicurrency Revolving Lender shall maintain a record with respect to B/As (i) received by it from the Canadian Agent in blank hereunder, (ii) voided by it for any reason, (iii) accepted and purchased by it hereunder and (iv) canceled at their respective maturities. Each Multicurrency Revolving Lender further agrees to retain such records in the manner and for the periods provided in applicable provincial or Federal statutes and regulations of Canada and to provide such records to each Canadian Borrower upon its request and at its expense. Upon request by any Canadian Borrower, a Multicurrency Revolving Lender shall cancel all forms of B/A that have been pre-signed or pre-endorsed on behalf of such Canadian Borrower and that are held by such Multicurrency Revolving Lender and are not required to be issued pursuant to this Agreement.

(e) Drafts of each Canadian Borrower to be accepted as B/As hereunder shall be signed as set forth in paragraph (d) above. Notwithstanding that any Person whose signature appears on any B/A may no longer be an authorized signatory for any of the Multicurrency Revolving Lenders or such Canadian Borrower at the date of issuance of such B/A, such signature shall nevertheless be valid and sufficient for all purposes as if such authority had remained in force at the time of such issuance and any such B/A so signed shall be binding on such Canadian Borrower.

(f) Upon acceptance of a B/A by a Multicurrency Revolving Lender, such Multicurrency Revolving Lender shall purchase, or arrange the purchase of, such B/A from the applicable Canadian Borrower at the Discount Rate for such Multicurrency Revolving Lender applicable to such B/A accepted by it and provide to the Canadian Agent the Discount Proceeds for the account of such Canadian Borrower as provided in Section 2.06. The acceptance fee payable by the applicable Canadian Borrower to a Multicurrency Revolving Lender under Section 2.12 in respect of each B/A accepted by such Multicurrency Revolving Lender shall be set off against the Discount Proceeds payable by such Multicurrency Revolving Lender under this paragraph. Notwithstanding the foregoing, in the case of any B/A Drawing resulting from the conversion or continuation of a B/A Drawing or Multicurrency Revolving Loan pursuant to Section 2.07, the net amount that would otherwise be payable to such Canadian Borrower by each Lender pursuant to this paragraph will be applied as provided in Section 2.07(f).

(g) Each Multicurrency Revolving Lender may at any time and from time to time hold, sell, rediscount or otherwise dispose of any or all B/A’s accepted and purchased by it.

(h) Each B/A accepted and purchased hereunder shall mature at the end of the Contract Period applicable thereto.

(i) Each Canadian Borrower waives presentment for payment and any other defense to payment of any amounts due to a Multicurrency Revolving Lender in respect of a B/A accepted and purchased by it pursuant to this Agreement which might exist solely by reason of such B/A being held, at the maturity thereof, by such Multicurrency Revolving Lender in its own right and each Canadian Borrower agrees not to claim any days of grace if such Multicurrency Revolving Lender as holder sues each Canadian Borrower on the B/A for payment of the amounts payable by such Canadian Borrower thereunder. On the specified maturity date of a B/A, or such earlier date as may be required pursuant to the provisions of this Agreement, each Canadian Borrower shall pay the Multicurrency Revolving Lender that has accepted and purchased such B/A the full face amount of such B/A, and after such payment such Canadian Borrower shall have no further liability in respect of such B/A and such Lender shall be entitled to all benefits of, and be responsible for all payments due to third parties under, such B/A.

(j) At the option of each Canadian Borrower and any Multicurrency Revolving Lender, B/As under this Agreement to be accepted by that Lender may be issued in the form of depository bills for deposit with The Canadian Depository for Securities Limited pursuant to the Depository Bills and Notes Act (Canada). All depository bills so issued shall be governed by the provisions of this Section 2.20.

(k) If a Multicurrency Revolving Lender is not a chartered bank under the Bank Act (Canada) or if a Multicurrency Revolving Lender notifies the Canadian Agent in writing that it is otherwise unable to accept B/As, such Multicurrency Revolving Lender will, instead of accepting and purchasing B/As, make a Loan (a “B/A Equivalent Loan”) to the applicable Canadian Borrower in the amount and for the same term as the draft which such Multicurrency Revolving Lender would otherwise have been required to accept and purchase hereunder. Each such Multicurrency Revolving Lender will provide to the Canadian Agent the Discount Proceeds of such B/A Equivalent Loan for the account of the applicable Canadian Borrower in the same manner as such Multicurrency Revolving Lender would have provided the Discount Proceeds in respect of the draft which such Multicurrency Revolving Lender would otherwise have been required to accept and purchase hereunder. Each such B/A Equivalent Loan will bear interest at the same rate which would result if such Multicurrency Revolving Lender had accepted (and been paid an acceptance fee) and purchased (on a discounted basis) a B/A for the relevant Contract Period (it being the intention of the parties that each such B/A Equivalent Loan shall have the same economic consequences for the Multicurrency Revolving Lenders and the applicable Canadian Borrower as the B/A which such B/A Equivalent Loan replaces). All such interest shall be paid in advance on the date such B/A Equivalent Loan is made, and will be deducted from the principal amount of such B/A Equivalent Loan in the same manner in which the Discount Proceeds of a B/A would be deducted from the face amount of the B/A. Subject to the repayment requirements of this Agreement, on the last day of the relevant Contract Period for such B/A Equivalent Loan, the applicable Canadian Borrower shall be entitled to convert each such B/A Equivalent Loan into another type of Loan, or to roll over each such B/A Equivalent Loan into another B/A Equivalent Loan, all in accordance with the applicable provisions of this Agreement.

SECTION 2.21. Incremental Commitments. (a) Any Borrower may, by written notice to the Administrative Agent from time to time, request Incremental Term Commitments and/or Incremental Revolving Commitments in an amount not to exceed the Incremental Amount from one or more Incremental Term Lenders and/or Incremental Revolving Lenders (which may include any existing Lender or any Person not theretofore a Lender) willing to provide such Incremental Term Loans and/or Incremental Revolving Loans, as the case may be, in their own discretion, provided that each Incremental Term Lender and/or Incremental Revolving Lender shall be subject to the approval of the US Borrower and the Administrative Agent to the extent that such approval would be required under Section 9.04 if the applicable Incremental Term Lender or Incremental Revolving Lender were the proposed assignee of a Term Loan or Revolving Commitment, respectively (which approvals shall not be unreasonably withheld). Such notice shall set forth (i) the amount of the Incremental Term Commitments and/or Incremental Revolving Commitments being requested (which shall be in minimum increments of US$25,000,000 and a minimum amount of US$25,000,000 or equal to the remaining Incremental Amount) and (ii) the date on which such Incremental Term Commitments and/or Incremental Revolving Commitments are requested to become effective (the “Increased Amount Date”).

(b) Each Borrower and each Incremental Term Lender and/or Incremental Revolving Lender shall execute and deliver to the Administrative Agent an Incremental Assumption Agreement and such other documentation as the Administrative Agent shall reasonably specify to evidence the Incremental Term Commitment of such Incremental Term Lender and/or Incremental Revolving Commitment of such Incremental Revolving Lender and the security and Guarantees therefor (the “Incremental Documents”). Each Incremental Assumption Agreement shall specify the terms of the Incremental Term Loans and/or Incremental Revolving Loans to be made thereunder, provided that (i) the Incremental Term Loans and Incremental Revolving Loans shall rank pari passu or junior in right of payment and of security with the Term Loans, and Revolving Loans and (except as to pricing and amortization) shall have the same terms as the Term Loans or Revolving Loans, as applicable, (ii) the maturity date of any Incremental Term Loans or Incremental Revolving Loans shall be no earlier than the date that is six months after the Existing Incremental Term Maturity Date, (iii) the weighted–average life to maturity of any Incremental Term Loans shall be no shorter than the remaining weighted–average life to maturity of any of the Term Loans as of the date of the applicable Incremental Assumption Agreement and (iv) no interest rate margin (which shall be deemed to include all upfront or similar fees or original issue discounts payable to all Incremental Term Lenders providing such Incremental Term Loans) in respect of any Incremental Term Loan may exceed any Applicable Rate applicable to the Term Loans (which shall, for such purposes only, be deemed to include all upfront or similar fees or original issue discounts payable to all Term Lenders providing Term Loans) by more than 0.25% (it being understood that any such increase may take the form of original issue discount, with original issue discount being equated to the interest rates in a manner reasonably determined by the Administrative Agent based on an assumed four-year life to maturity), without increasing such Applicable Rate so that no interest rate margin in respect of such Incremental Term Loans (which shall be deemed to include all upfront or similar fees or original issue discount payable to all Incremental Term Lenders providing such Incremental Term Loans), is more than 0.25% higher than any Applicable Rate applicable to the Term Loans (which shall, for such purposes only, be deemed to include all upfront or similar fees or original issue discount payable to all Term Lenders providing the Term Loans). The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Incremental Assumption Agreement. Each of the parties hereto hereby agrees that, upon the effectiveness of any Incremental Assumption Agreement, this Agreement shall be amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Incremental Term Commitments and/or Incremental Revolving Commitments evidenced thereby as provided for in Section 9.04(e). Any such deemed amendment may be memorialized in writing by the Administrative Agent and furnished to the other parties hereto.

(c) Notwithstanding the foregoing, no Incremental Term Commitment or Incremental Revolving Commitment shall become effective under this Section 2.21 unless (i) on the date of such effectiveness, the conditions set forth in paragraphs (a) and (b) of Section 4.02 shall be satisfied and the Administrative Agent shall have received a certificate to that effect dated such date and executed by a Financial Officer, (ii) the Administrative Agent shall have received the applicable Incremental Documents and all legal opinions and other documents related thereto and (iii) immediately before and after giving pro forma effect to such Incremental Term Commitment and/or Incremental Revolving Commitments and the Loans to be made thereunder and the application of the proceeds therefrom, no Default shall have occurred and be continuing (including any Default under Section 6.13, 6.14, 6.15 or 6.16).

(d) Each of the parties hereto hereby agrees that the Administrative Agent may take any and all action as may be reasonably necessary to ensure that all Incremental Term Loans and/or Incremental Revolving Loans, when originally made, are included in each Borrowing of outstanding Term Loans or Revolving Loans on a pro rata basis, and the Borrowers agree that Section 2.16 shall apply to any conversion of Eurocurrency Loans to ABR Loans or Canadian Base Rate Loans reasonably required by the Administrative Agent to effect the foregoing.

SECTION 2.22. Additional Reserve Costs. (a) If and so long as any Lender is required under regulations of the Bank of England or the Financial Services Authority of the United Kingdom to make special deposits with the Bank of England, to maintain reserve asset ratios or to pay fees, in each case in respect of such Lender’s Eurocurrency Loans in any Foreign Currency and pursuant to such regulations, such Lender may require the applicable Borrower to pay, contemporaneously with each payment of interest on each of such Loans, additional interest on such Loan at a rate per annum equal to the Mandatory Costs Rate calculated in accordance with the formula and in the manner set forth in Exhibit G hereto.

(b) If and so long as any Lender is required to comply with reserve assets, liquidity, cash margin or other requirements of any monetary or other authority (including any such requirement imposed by the European Central Bank or the European System of Central Banks, but excluding requirements reflected in the Statutory Reserve Rate or the Mandatory Costs Rate) in respect of any of such Lender’s Eurocurrency Loans in any Foreign Currency, such Lender may require the applicable Borrower to pay, contemporaneously with each payment of interest on each of such Lender’s Eurocurrency Loans subject to such requirements, additional interest on such Loan at a rate per annum specified by such Lender to be the cost to such Lender of complying with such requirements in relation to such Loan.

(c) A certificate of the applicable Lender setting forth in reasonable detail the additional interest owed pursuant to paragraph (a) or (b) above of this Section 2.22 shall be delivered to the applicable Borrower (with a copy to the Applicable Agent) at least five Business Days before each date on which interest is payable for the relevant Loan and shall be conclusive absent manifest error. Such additional interest so notified to the applicable Borrower by such Lender shall be payable to the Applicable Agent for the account of such Lender on each date on which interest is payable for such Loan.

SECTION 2.23. Foreign Borrowers. On or after the Effective Date, the US Borrower may deliver to the Administrative Agent a Foreign Borrower Agreement executed by a Wholly Owned Foreign Subsidiary and the US Borrower, and after (i) ten Business Days have elapsed after such delivery and (ii) receipt by the Lenders and the Administrative Agent of such documentation and other information reasonably requested by the Lenders or the Administrative Agent for purposes of complying with all necessary “know your customer” or other similar checks under all applicable laws and regulations, such Subsidiary shall for all purposes of this Agreement be a Foreign Borrower and a party to this Agreement, provided that each Foreign Borrower shall also be a Foreign Guarantor. Upon the execution by the US Borrower and a Foreign Borrower and delivery to the Administrative Agent of a Foreign Borrower Termination with respect to such Foreign Borrower, such Foreign Borrower shall cease to be a Foreign Borrower and a party to this Agreement, provided that no Foreign Borrower Termination will become effective as to any Foreign Borrower (other than to terminate such Foreign Borrower’s right to make further Borrowings under this Agreement) at a time when any Loan to, B/A on behalf of, or Letter of Credit issued to such Foreign Borrower shall be outstanding hereunder. Promptly following receipt of any Foreign Borrower Agreement or Foreign Borrower Termination, the Administrative Agent shall send a copy thereof to each Lender.

ARTICLE III

Representations and Warranties

Each of Parent and the Borrowers represents and warrants to the Agents and the Lenders that:

SECTION 3.01. Organization; Powers. Each of Parent, the Borrowers and the other subsidiaries of Parent is duly organized, validly existing and (to the extent the concept is applicable in such jurisdiction) in good standing under the laws of the jurisdiction of its organization, has all requisite corporate or equivalent power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

SECTION 3.02. Authorization; Enforceability. The Transactions to be entered into by each Loan Party are within such Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational action and, if required, stockholder or other equity holder action. This Agreement has been duly executed and delivered by each of Parent and the Borrowers and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of Parent, the Borrowers or such Loan Party, as the case may be, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 3.03. Governmental Approvals; No Conflicts. The Transactions to be entered into by each Loan Party (a) do not require any consent or approval of, registration or filing with or any other action by any Governmental Authority to be made or obtained by any Loan Party pursuant to any applicable law, rule or regulation applicable to it, except such as have been obtained or made and are in full force and effect and except for filings necessary to perfect Liens created under the Loan Documents, (b) will not violate any law, rule or regulation applicable to it or the charter, by-laws or other organizational documents of Parent, any Borrower or any other Subsidiary or any order of any Governmental Authority binding on any of them, (c) will not result in a breach of, or constitute a default under, any indenture or other material agreement or instrument binding upon Parent, any Borrower or any other Subsidiary or its assets, or give rise to a right thereunder to require any payment to be made by Parent, any Borrower or any other Subsidiary, and (d) will not result in the creation or imposition of any Lien on any asset of Parent, any Borrower or any other Subsidiary pursuant to the express provisions of any indenture or other material agreement or instrument to which it is a party or bound, except Liens created under the Loan Documents.

SECTION 3.04. Financial Condition; No Material Adverse Change.

(a) Parent and the US Borrower have heretofore furnished to the Lenders (i) Parent’s audited consolidated balance sheet as of the fiscal years ended December 31, 2005 and 2006, reported on by Ernst & Young LLP, independent public accountants, (ii) Parent’s audited consolidated statements of operations, changes in stockholder’s equity and cash flows for the fiscal years ended December 31, 2004, 2005 and 2006, reported on by Ernst & Young LLP, independent public accountants and (iii) Parent’s unaudited consolidated balance sheet and statements of operations, changes in stockholder’s equity and cash flows as of and for the three-month periods ended March 31, 2006 and 2007, certified by Parent’s chief financial officer. Such financial statements present fairly, in all material respects, the financial position and results of operations, changes in stockholder’s equity and cash flows of Parent and its consolidated subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (iii) above.

(b) Except as disclosed in the financial statements referred to above or the notes thereto or in the Information Memorandum and except for the Disclosed Matters, after giving effect to the Transactions, none of Parent, the Borrowers or the Subsidiaries has, as of the Effective Date, any material contingent liabilities, unusual long-term commitments or unrealized losses.

(c) Since December 31, 2006, there has been no material adverse change in the business, assets, operations, properties, condition (financial or otherwise), liabilities (including contingent liabilities), material agreements or prospects of Parent, the Borrowers and the other Subsidiaries, taken as a whole.

SECTION 3.05. Properties. (a) Each of Parent, the Borrowers and the other Subsidiaries has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for (i) minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes and (ii) Liens permitted by Section 6.02.

(b) Each of Parent, the Borrowers and the other Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by Parent, the Borrowers and the other Subsidiaries does not infringe upon the rights of any other Person.

SECTION 3.06. Litigation and Environmental Matters. (a) There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of Parent or the Borrowers, threatened against or affecting Parent, any Borrower or any other subsidiary of Parent (i) as to which there is a reasonable possibility of an adverse determination and that could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve any of the Loan Documents or the Transactions.

(b) Except for the Disclosed Matters and except with respect to any other matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, none of Parent, the Borrowers and the other subsidiaries of Parent (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or (iv) knows of any basis for any Environmental Liability.

(c) Since the date of this Agreement, there has been no change in the status of the Disclosed Matters that, individually or in the aggregate, has resulted in, or could reasonably be expected to result in, a Material Adverse Effect.

SECTION 3.07. Compliance with Laws and Agreements. Each of Parent, the Borrowers and the other subsidiaries of Parent is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

SECTION 3.08. Investment and Holding Company Status. None of Parent, the Borrowers and the other Subsidiaries is (a) an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a “holding company” as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

SECTION 3.09. Taxes. Each of Parent, the Borrowers and the other subsidiaries of Parent (after giving effect to all applicable granted extensions) has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it before the same became delinquent, except (a) any Taxes that are being contested in good faith and, if necessary, by appropriate proceedings and for which Parent, such Borrower or such subsidiary of Parent, as applicable, has set aside on its books adequate reserves in accordance with GAAP or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

SECTION 3.10. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect. The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan by an amount that could reasonably be expected to result in a Material Adverse Effect, and the present value of all accumulated benefit obligations of all underfunded Plans (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of all such underfunded Plans by an amount that could reasonably be expected to result in a Material Adverse Effect.

SECTION 3.11. Disclosure. Parent and the Borrowers have disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which Parent, any Borrower or any other Subsidiary is subject, and all other matters known to any of them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither the Information Memorandum nor any of the other reports, financial statements, certificates or other information furnished by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the negotiation of this Agreement or any other Loan Document delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that with respect to projected financial information, Parent and the Borrowers represent only that such information was prepared in good faith based upon assumptions that are reasonable.

SECTION 3.12. Subsidiaries and Joint Ventures. As of the Effective Date, Parent does not have any subsidiaries other than the subsidiaries set forth on Schedule 3.12 or Immaterial Subsidiaries. As of the Effective Date, neither Parent nor any subsidiary of Parent holds any Equity Interest in any joint venture other than those set forth on Schedule 3.12 other than Immaterial Subsidiaries. Schedule 3.12 sets forth as of the Effective Date the name of, and the ownership interest of Parent in (i) each subsidiary of Parent and (ii) each joint venture in which Parent, any Borrower or any other subsidiary of Parent holds an Equity Interest, in each case as of the Effective Date. Schedule 3.12 sets forth as of the Effective Date each Subsidiary that is a Material Subsidiary and each subsidiary of Parent that is an Excluded Subsidiary (and specifies whether such entities are Material Subsidiaries or Excluded Subsidiaries), other than Immaterial Subsidiaries.

SECTION 3.13. Insurance. Parent, the Borrowers and the other Subsidiaries maintain, in force, with financially sound and reputable insurance companies, and have paid all premiums and costs that are due and payable and are related to, insurance coverages in such amounts (with no materially greater risk retention) and against such risks under similar circumstances as are reasonably determined by the management of Parent, the Borrowers and the other Subsidiaries to be sufficient in accordance with the usual and customary practices of companies of established repute engaged in the same or similar lines of business as Parent, the Borrowers and the other Subsidiaries and operating in the same or similar locations, except to the extent reasonable self insurance meeting the same standards is maintained with respect to such risks.

SECTION 3.14. Labor Matters. As of the Effective Date, there are no strikes, lockouts or slowdowns against Parent, any Borrower or any other subsidiary of Parent pending or, to the knowledge of Parent or any Borrower, overtly threatened in writing to Parent, any Borrower or any other subsidiary of Parent. To the best knowledge of Parent or any Borrower after making reasonable due inquiry, the hours worked by and payments made to employees of Parent, the Borrowers and the other subsidiaries of Parent have not been in violation of the Fair Labor Standards Act or any other applicable Federal, state, local or foreign law dealing with such matters. All payments due from Parent, any Borrower or any other subsidiary of Parent, or for which any claim made against Parent, any Borrower or any other subsidiary of Parent, which Parent or any Borrower reasonably and in good faith believes it or any other subsidiary of Parent is liable, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of Parent, such Borrower or such subsidiary of Parent. The consummation of the Transactions will not give rise to any right of termination or right of renegotiation on the part of any union under any collective bargaining agreement to which Parent, any Borrower or any other subsidiary of Parent is bound.

SECTION 3.15. Solvency. After giving effect to the application of the proceeds of all Loans, (a) the fair market value of the assets of each Loan Party, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (b) the present fair saleable value of the property of each Loan Party will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (c) each Loan Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (d) each Loan Party will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is currently conducted and is proposed to be conducted.

SECTION 3.16. Status of Obligations. The Obligations constitute Senior Indebtedness (and any other similar term defining Senior Indebtedness) under each indenture or other agreement governing any Indebtedness of Parent, any Borrower or any other Subsidiary.

SECTION 3.17. Collateral Matters. (a) Each of the Security Documents creates (or will create, as the case may be), as security for the obligations purported to be secured thereby, subject to the provisions hereof and thereof, a legal, valid and enforceable security interest in all the Collateral subject to such Security Document (or comparable interest under foreign law in the case of foreign Collateral) and each such Security Document shall constitute either (a) a fully perfected Lien on, and security interest in, all of the Collateral subject to such Security Document (except for Collateral for which the absence or failure of the Lien on such Collateral would not constitute an Event of Default under Section 7.01(m)) or (b) a floating charge, fixed charge or security interest, as specified in the applicable Security Document, with respect to all of the Collateral subject to such Security Document, in each case in favor of the relevant Collateral Agent and subject to no other Liens except as may be expressly permitted under Section 6.02. The pledgor or assignor, as the case may be, under each Security Document has good title to all Collateral subject thereto free and clear of all Liens other than Permitted Encumbrances and such additional Liens as may be expressly permitted under Section 6.02. No filings or recordings are required in order to perfect the security interests created under the Security Documents except, with respect to the Domestic Loan Parties, for filings or recordings listed on Schedule 3.17, all of which shall have been made on or prior to the Effective Date except as otherwise expressly provided in Schedule 3.17.

(b) When the Domestic Security Agreement is filed in the United States Patent and Trademark Office and the United States Copyright Office, the security interest created thereunder shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Domestic Loan Parties in the Intellectual Property (as defined in such Security Agreement) in which a security interest may be perfected by filing, recording or registering a security agreement, financing statement or analogous document in the United States Patent and Trademark Office or the United States Copyright Office, as applicable, in each case prior and superior in right to any other Person, other than with respect to the rights of Persons pursuant to Liens expressly permitted by Section 6.02 (it being understood that subsequent recordings in the United States Patent and Trademark Office and the United States Copyright Office may be necessary to perfect a lien on registered trademarks, trademark applications and copyrights acquired by the Domestic Credit Parties after the date hereof).

(c) The Collateral and Guarantee Requirement is satisfied.

SECTION 3.18. Immunities, Etc. Each Borrower is subject to civil and commercial law with respect to its obligations under this Agreement, and the execution, delivery and performance by it of this Agreement and each other Loan Document constitutes and will constitute private and commercial acts rather than public or governmental acts. Each Borrower has validly given its consent to be sued in respect of its obligations under this Agreement and the other Loan Documents. Each Borrower has waived every immunity (sovereign or otherwise) to which it or any of its properties would otherwise be entitled from any legal action, suit or proceeding, from jurisdiction of any court or from setoff or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) under the laws of the jurisdiction of its incorporation in respect of its obligations under this Agreement and the other Loan Documents. The waiver by each Borrower described in the immediately preceding sentence is legal, valid and binding on such Borrower.

ARTICLE IV

Conditions

SECTION 4.01. Effective Date. The amendment and restatement of the Amended Original Credit Agreement and the obligations of the Lenders to make Loans and accept and purchase B/As and of the Issuing Banks to issue Letters of Credit hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02):

(a) the Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or other electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement;

(b) the Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of (i) Latham & Watkins LLP, counsel for Parent and the US Borrower, in a form reasonably satisfactory to the Administrative Agent (ii) other counsel to Parent, the Borrowers and/or the other Subsidiaries in a form reasonably satisfactory to the Administrative Agent, and, in the case of each such opinion required by this paragraph, covering such other matters relating to the Loan Parties, the Loan Documents or the Transactions as the Administrative Agent shall reasonably request and each of Parent, the Borrowers and the other Subsidiaries hereby requests such counsel to deliver such opinions;

(c) the Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the Transactions and any other legal matters relating to the Loan Parties, the Loan Documents or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel;

(d) the Administrative Agent shall have received a certificate, dated the Effective Date and signed by a Financial Officer, confirming, to the best knowledge of such officer, compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02.

(e) the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Effective Date, including, to the extent invoiced, reimbursement or payment of all out–of–pocket expenses (including fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document;

(f) except with respect to matters set forth on Schedule 4.01(f), the Collateral and Guarantee Requirement shall have been satisfied (without giving regard to the provisions of Section 5.11) and the Administrative Agent shall have received (i) a completed Perfection Certificate (with respect to each Domestic Loan Party that was not a Domestic Loan Party under the Amended Original Credit Agreement) dated the Effective Date and signed by a Financial Officer, together with all attachments contemplated thereby, including the results of a search of the Uniform Commercial Code (or equivalent) filings made with respect to the Loan Parties in the jurisdictions contemplated by the Perfection Certificate and copies of the financing statements (or similar documents) shall have been disclosed by such search and evidence reasonably satisfactory to the Administrative Agent that the Liens indicated by such financing statements (or similar documents) are permitted by Section 6.02 or have been released, (ii) any document or certificate similar or equivalent to the documents described in clause (i) that the Administrative Agent or its counsel may reasonably request with respect to any Foreign Subsidiary that is a Loan Party and that was not a Loan Party under the Amended Original Credit Agreement, and (iii) a certificate (with respect to each Domestic Loan Party under the Amended Original Credit Agreement) dated the Effective Date and signed by a Financial Officer, confirming, to the best knowledge of such officer, that the information provided with respect to each such Loan Party in the applicable Perfection Certificate, as amended or supplemented by any certificate delivered pursuant to Sections 5.01(c) or 5.03(b) of the Original Credit Agreement (as amended from time to time) or by an equivalent certificate delivered pursuant to a Foreign Collateral Agreement, shall be true, correct and complete in all material respects on and as of the Effective Date;

(g) the Administrative Agent shall have received evidence that the insurance required by Section 5.07 and the Security Documents is in effect;

(h) the Lenders shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Act; and

(i) the Required Lenders (as defined under the Amended Original Credit Agreement) shall have approved the amendment and restatement of the Amended Original Credit Agreement as contemplated hereby,

The Administrative Agent shall notify the Borrowers and the Lenders of the Effective Date, and such notice shall be conclusive and binding.

SECTION 4.02. Each Credit Event. The obligation of each Lender to make a Loan on the occasion of any Borrowing or accept and purchase any B/As, and of any Issuing Bank to issue, amend, renew or extend any Letter of Credit, is subject to the satisfaction of the following conditions:

(a) the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects on and as of the date of such Borrowing or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, provided that (i) to the extent that such representations and warranties (other than the representation and warranty in Section 3.12) specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date, (ii) the representation and warranty in Section 3.12 shall be true and correct in all material respects as of the date of such Borrowing with respect to the Subsidiaries set forth on Schedule 3.12 to this Agreement, taken together with all Subsidiaries set forth in certificates of a Financial Officer delivered after the Effective Date pursuant to Section 5.01(c)(v) or in the applicable Borrowing Request, and (iii) any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct in all respects as qualified and as of each date such representation and warranty is made; and

(b) at the time of and immediately after giving effect to such Borrowing or the issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no Default shall have occurred and be continuing.

Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by Parent and the applicable Borrower on the date thereof as to the matters specified in clauses (a) and (b) of this Section 4.02.

SECTION 4.03. First Credit Extension to a Foreign Borrower. The obligation of each Lender to honor any initial request for a Loan or B/A by a Foreign Borrower or of any Issuing Bank to honor any initial request for a Letter of Credit by a Foreign Borrower is subject to the satisfaction of the following further conditions:

(a) receipt by the Administrative Agent of an opinion of counsel for such Foreign Borrower reasonably acceptable to the Administrative Agent, substantially in the form of Exhibit H-2 hereto and covering such additional matters relating to the transactions contemplated hereby as the Administrative Agent may reasonably request;

(b) receipt by the Administrative Agent of all documents which it may reasonably request relating to the existence of such Foreign Borrower, its corporate authority for and the validity of its entry into its Foreign Borrower Agreement, this Agreement and any other Loan Document, and any other matters relevant thereto, all in form and substance reasonably satisfactory to the Administrative Agent; and

(c) the requirements of Section 5.11 shall have been satisfied with respect to such Foreign Borrower.

ARTICLE V

Affirmative Covenants

Until the Commitments have expired or been terminated and the principal of and interest on each Loan and each B/A and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, each of Parent and the Borrowers covenants and agrees with the Agents and the Lenders as to itself and the Subsidiaries that:

SECTION 5.01. Financial Statements and Other Information. Parent will furnish to the Administrative Agent and each Lender:

(a) within 90 days after the end of each fiscal year of Parent, its audited consolidated balance sheet and related statements of operations, changes in stockholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Ernst & Young LLP or other independent public accountants of recognized national standing (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of Parent and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

(b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year of Parent, its unaudited consolidated balance sheet and related statements of operations, changes in stockholders’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of Parent and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

(c) concurrently with any delivery of financial statements under clause (a) or (b) above, a certificate of a Financial Officer (i) certifying, to the best of such officer’s knowledge, as to whether a Default exists at the end of such fiscal quarter or fiscal year, as applicable, and, if a Default so exists, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 6.13, 6.14, 6.15 and 6.16, (iii) setting forth reasonably detailed calculations demonstrating Consolidated Tangible Assets as of the date of such financial statements, (iv) stating whether any change in GAAP or in the application thereof has occurred since the date of Parent’s audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate and (v) setting forth the Subsidiaries (other than Immaterial Subsidiaries) (1) formed or acquired, (2) divested, liquidated, merged or otherwise disposed of, (3) that ceased to meet the definition of “Immaterial Subsidiaries” or (4) designated as Excluded Subsidiaries or Material Subsidiaries, in each case during the period covered by such financial statements;

(d) concurrently with any delivery of financial statements under clause (a) above, a certificate of the accounting firm that reported on such financial statements stating whether they obtained knowledge during the course of their examination of such financial statements of any Default (which certificate may be limited to the extent required by accounting rules or guidelines);

(e) as soon as available to the Board of Directors of Parent, and in any event not later than 60 days after the end of each fiscal year of Parent, a detailed consolidated budget for the subsequent fiscal year (including a projected consolidated balance sheet and related statements of projected operations and cash flow as of the end of and for each fiscal quarter of such fiscal year and setting forth the assumptions used for purposes of preparing such budget) and, promptly when available, any significant revisions of such budget;

(f) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by Parent, or any Subsidiary with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by Parent to its shareholders generally, as the case may be;

(g) within 100 days after the end of each fiscal year of Parent, the unaudited consolidated balance sheet and related statements of operations of the US Borrower (with consolidating information reconciling in reasonable detail such financial statements with the corresponding financial statements of Parent), in each case as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all certified by a Financial Officer as presenting fairly in all material respects the financial condition and results of operations of the applicable Person and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

(h) within 55 days after the end of each of the first three fiscal quarters of each fiscal year of Parent, the unaudited consolidated balance sheet and related statements of operations of the US Borrower (with consolidating information reconciling in reasonable detail such financial statements with the corresponding financial statements of Parent), in each case as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by a Financial Officer as presenting fairly in all material respects the financial condition and results of operations of the applicable Person and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

(i) promptly following any request therefor, such information regarding Parent, any Borrower or any other Subsidiary as the Administrative Agent (or any Lender acting through the Administrative Agent) may reasonably request to comply with the Act; and

(j) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of Parent, any Borrower or any other Subsidiary, or compliance with the terms of any Loan Document, as the Administrative Agent (or any Lender acting through the Administrative Agent) may reasonably request.

Information required to be delivered pursuant to this Section 5.01 shall be deemed to have been furnished and delivered if such information, or one or more annual, quarterly or other reports or filings containing such information, shall have been (a) delivered to the Administrative Agent in electronic format or (b) electronically filed with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said Commission, and notice thereof shall have been provided to the Administrative Agent. Information required to be delivered pursuant to this Section 5.01 may also be delivered by electronic communications pursuant to procedures approved by the Administrative Agent.

SECTION 5.02. Notices of Material Events. Parent and each Borrower will furnish to the Administrative Agent and each Lender prompt written notice of the following:

(a) the occurrence of any Default;

(b) the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting Parent, any Borrower or any Affiliate thereof that could reasonably be expected to result in a Material Adverse Effect;

(c) the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of Parent, any Borrower and the Subsidiaries in an aggregate amount exceeding US$10,000,000; and

(d) any other occurrences or events that result in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer setting forth the details of the occurrence or event requiring such notice and any action taken or proposed to be taken with respect thereto.

SECTION 5.03. Information Regarding Collateral. (a) Parent and the Borrowers will furnish to the Administrative Agent prompt written notice of any change (i) in any Loan Party’s corporate name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of any Loan Party’s chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility), (iii) in any Loan Party’s identity or corporate structure or (iv) to the extent applicable, in any Loan Party’s Federal Taxpayer Identification Number. Parent and the Borrowers agree to make or cause to be made or otherwise effect all filings under the Uniform Commercial Code or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral. Parent and the Borrowers also agree promptly to notify the Administrative Agent if any material portion of the Collateral is damaged or destroyed.

(b) Each year, at the time of delivery of annual financial statements with respect to the preceding fiscal year pursuant to clause (a) of Section 5.01, Parent and the Borrowers shall deliver to the Administrative Agent a certificate of a Financial Officer and the general counsel of Parent (i) setting forth the information required pursuant to Section 2 of the Perfection Certificate or confirming that there has been no material change in such information since the date of the Perfection Certificate delivered on the Effective Date or the date of the most recent certificate delivered pursuant to this Section and (ii) certifying that, to the best knowledge of such Financial Officer and general counsel, all Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations, including all refilings, rerecordings and reregistrations, containing a description of the Collateral have been filed of record in each governmental, municipal or other appropriate office in each jurisdiction identified pursuant to clause (i) above to the extent necessary to protect and perfect the security interests under the Collateral Agreement for a period of not less than 18 months after the date of such certificate (except as noted therein with respect to any continuation statements to be filed within such period). Each certificate delivered pursuant to this Section 5.03(b) shall identify in the format of Schedule II, III, IV or V, as applicable, of the Domestic Collateral Agreement all Intellectual Property (as defined in the Security Documents) of any Loan Party in existence on the date thereof and not then listed on such Schedules as previously so identified to the Collateral Agent.

SECTION 5.04. Existence; Conduct of Business. Each of Parent and the Borrowers will, and will cause each of its subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges, franchises, patents, copyrights, trademarks and trade names material to the conduct of the business of Parent and the Subsidiaries, taken as a whole, provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03, any sale, transfer or other disposition permitted by Section 6.05 or, to the extent compliance with Section 5.03 is met, any statutory conversion that does not result in (a) a Subsidiary Loan Party ceasing to be a Subsidiary Loan Party or (b) a Domestic Subsidiary or a Foreign Subsidiary becoming a Foreign Subsidiary or a Domestic Subsidiary, respectively.

SECTION 5.05. Payment of Obligations. Each of Parent and the Borrowers will, and will cause each of its subsidiaries to, pay its Indebtedness and other obligations, including Tax liabilities, before the same shall become delinquent, except where (a) the validity or amount thereof is being contested in good faith and if necessary to so contest, by appropriate proceedings, (b) Parent, such Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP, (c) such contest effectively suspends collection of the contested obligation and the enforcement of any Lien securing such obligation and (d) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

SECTION 5.06. Maintenance of Properties. Each of Parent and the Borrowers will, and will cause each of its subsidiaries to, keep and maintain all property material to the conduct of the business of Parent and the Subsidiaries, taken as a whole, in good working order and condition, ordinary wear and tear excepted.

SECTION 5.07. Insurance. Each of Parent and the Borrowers will, and will cause each of the Subsidiaries to, maintain, with financially sound and reputable insurance companies, insurance in such amounts (with no greater risk retention) and against such risks under similar circumstances as are reasonably determined by the management of Parent, the Borrowers and the other Subsidiaries to be sufficient in accordance with usual and customary practices of companies of established repute engaged in the same or similar businesses operating in the same or similar locations, except to the extent reasonable self insurance meeting the same standards is maintained with respect to such risks, and all insurance required to be maintained pursuant to the Security Documents. Parent and the Borrowers will furnish to the Lenders, upon request of the Administrative Agent, information in reasonable detail as to the insurance so maintained.

SECTION 5.08. Casualty and Condemnation. Parent and the Borrowers (a) will furnish to the Administrative Agent and the Lenders prompt written notice of any casualty or other insured damage to any material portion of the Collateral or the commencement of any action or proceeding for the taking or expropriation of any material portion of the Collateral under power of eminent domain or by condemnation or similar proceeding and (b) will ensure that the Net Proceeds of any such event (whether in the form of insurance proceeds, condemnation awards or otherwise) are collected and applied in accordance with the applicable provisions of this Agreement and the Security Documents.

SECTION 5.09. Books and Records; Inspection and Audit Rights. Each of Parent and the Borrowers will, and will cause each of its subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. Each of Parent and the Borrowers will, and will cause each of its subsidiaries to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice and during normal business hours, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested, in each case subject to applicable attorney-client privilege exceptions and compliance with non-disclosure and confidentiality agreements between any of Parent, any Borrower or any other Subsidiary and third parties.

SECTION 5.10. Compliance with Laws. Each of Parent and the Borrowers will, and will cause each of its subsidiaries to, comply with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

SECTION 5.11. Additional Subsidiaries. (a) If any additional Subsidiary is formed or acquired after the Effective Date, and with respect to any items set forth on Schedule 4.01(f), Parent and the Borrowers will, if applicable, promptly, but in not event later than 20 Business Days (or, if necessary to complete the required procedures, such longer period reasonably agreed to by the Administrative Agent) after such formation or acquisition or, as applicable, the Effective Date, cause the Collateral and Guarantee Requirement to be satisfied with respect to such Subsidiary (if such Subsidiary is a Subsidiary Loan Party) and with respect to any Equity Interest in or Indebtedness of such Subsidiary owned by or on behalf of any Loan Party.

(b) If any Excluded Subsidiary is designated a Material Subsidiary on or after the Effective Date as described in the definition of “Excluded Subsidiaries”, Parent and the Borrowers will cause the Collateral and Guarantee Requirement to be satisfied promptly, but in no event later than 20 Business Days (or, if necessary to complete the required procedures, such longer period reasonably agreed to by the Administrative Agent) after such designation is made, with respect to such newly designated Material Subsidiary and with respect to any Equity Interest in or Indebtedness of such newly designated Material Subsidiary owned by or on behalf of any Loan Party.

SECTION 5.12. Further Assurances. (a) Each of Parent and the Borrowers will, and will cause each Subsidiary Loan Party to, execute any and all further documents, financing statements, agreements and instruments, and take all such further actions (including the filing and recording of financing statements, fixture filings, mortgages, deeds of trust and other documents), which may be required under any applicable law, or which the Administrative Agent or the Required Lenders may reasonably request, to cause the Collateral and Guarantee Requirement to be and remain satisfied, all at the expense of the Loan Parties. Parent and the Borrowers also agree to provide to the Administrative Agent, from time to time upon request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by the Security Documents.

(b) If any material assets (including any real property or improvements thereto or any interest therein) are acquired by Parent, any Borrower or any other Subsidiary Loan Party after the Effective Date (other than assets constituting Collateral under the Security Documents that become subject to the Liens of the Security Documents upon acquisition thereof), Parent and the Borrowers will notify the Administrative Agent and the Lenders thereof, and, to the extent required by the Collateral and Guarantee Requirement, Parent and the Borrowers will cause such assets to be promptly, but in no event later than 20 Business Days (or, if necessary to complete the required procedures, such longer period reasonably agreed to by the Administrative Agent), subjected to a Lien securing the Obligations and will take, and cause the Subsidiary Loan Parties to promptly take, such actions as shall be necessary or reasonably requested by the Administrative Agent to grant and perfect such Liens, including actions described in paragraph (a) of this Section, all at the expense of the Loan Parties.

(c) Each of Parent and the Borrowers will, and will cause each Subsidiary to, do or cause to be done all things necessary to ensure that at all times subsidiaries of Parent that are excluded from the definition of “Subsidiary” pursuant to clause (a) of such definition do not represent more than 1.0% of Consolidated EBITDA, Consolidated Revenues or Consolidated Tangible Assets of Parent.

(d) Within 90 days of the redemption of the Preferred Stock in full, each of Parent and the US Borrower will, and will cause each Subsidiary to, do or cause to be done all things necessary to ensure that all Permitted Acquisition Holdings and their subsidiaries are merged with, or become subsidiaries of, the US Borrower in compliance with all applicable requirements under the Loan Documents.

SECTION 5.13. Interest Rate Protection. As promptly as practicable, and in any event within 90 days after the Original Effective Date, the US Borrower will enter into, and thereafter for a period of not less than three years will maintain in effect, one or more interest rate protection agreements on such terms and with such parties as shall be reasonably satisfactory to the Administrative Agent, the effect of which shall be to fix or limit the interest cost to the US Borrower with respect to at least 50% of the outstanding Term Loans at the Original Effective Date.

SECTION 5.14. Ownership of Foreign Borrowers. Each of the Foreign Borrowers will, at all times, be a direct or indirect wholly owned subsidiary of the US Borrower.

ARTICLE VI

Negative Covenants

Until the Commitments have expired or been terminated and the principal of and interest on each Loan and each B/A and all fees payable hereunder shall have been paid in full and all Letters of Credit shall have expired or terminated and all LC Disbursements shall have been reimbursed, each of Parent and the Borrowers covenants and agrees with the Agents and the Lenders as to itself and the Subsidiaries that:

SECTION 6.01. Indebtedness; Certain Equity Securities. (a) Each of Parent and the Borrowers will not, and will not permit any of the Subsidiaries to, create, incur, assume or permit to exist any Indebtedness, except:

(i) Indebtedness created under the Loan Documents;

(ii) Indebtedness existing on the date hereof and set forth in Schedule 6.01 and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof or change the parties directly or indirectly responsible for the payment thereof;

(iii) unsecured Indebtedness of Parent, any Borrower or any other Subsidiary to Parent, any Borrower, any other Subsidiary Loan Party or, for so long as the obligor of such Indebtedness is a direct or indirect subsidiary or parent of each Person to which such Indebtedness is owed, any Subsidiary that is not a Loan Party, provided that (A) such Indebtedness shall not have been transferred or pledged to any third party, (B) such Indebtedness is subordinated to the Obligations on terms customary for intercompany subordinated Indebtedness (or other terms acceptable to the Administrative Agent), (C) if the obligor of Indebtedness permitted under this clause (iii) is not a Loan Party, such Indebtedness, if owing to a Loan Party, shall constitute Collateral and may be secured, (D) if any party to Indebtedness permitted under this clause (iii) is a Permitted Acquisition Holding or a subsidiary thereof and another party thereto is a Person other than such Permitted Acquisition Holding or a subsidiary thereof, such Indebtedness shall be evidenced by a promissory note and constitute Collateral and (E) Indebtedness of any Subsidiary that is not a Loan Party to Parent, any Borrower or any other Subsidiary Loan Party shall be subject to Section 6.04;

(iv) Indebtedness of Parent, any Borrower or any other Subsidiary incurred to finance the acquisition, construction, development, enlargement, repair or improvement of any fixed or capital assets, including Capital Lease Obligations and any Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof or change the parties directly or indirectly responsible for the payment thereof, provided that (A) such Indebtedness is incurred prior to or within 180 days after such acquisition or the completion of such construction, development, enlargement, repair or improvement and (B) the aggregate principal amount of Indebtedness permitted by this clause (iv) shall not exceed the US Dollar Equivalent of US$10,000,000 at any time outstanding;

(v) Indebtedness of any Person that becomes a Subsidiary after the date hereof and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof or result in an earlier maturity date or decreased weighted average life thereof or change the parties directly or indirectly responsible for the payment thereof, provided that (A) such Indebtedness exists at the time such Person becomes a Subsidiary and is not created in contemplation of or in connection with such Person becoming a Subsidiary and (B) the aggregate principal amount of Indebtedness permitted by this clause (v) shall not exceed the US Dollar Equivalent of US$10,000,000 at any time outstanding;

(vi) Permitted Subordinated Indebtedness, provided that immediately before and after giving pro forma effect to the incurrence of such Permitted Subordinated Indebtedness, no Default shall have occurred and be continuing (including any Default under Section 6.13, 6.14, 6.15 or 6.16);

(vii) Indebtedness with respect to Swap Agreements that are permitted to be entered into under Section 6.07;

(viii) Indebtedness of Foreign Subsidiaries denominated in any currency (exclusive of Indebtedness incurred hereunder) in an aggregate principal amount not exceeding the US Dollar Equivalent of the sum of (A) US$75,000,000 plus (B) so long as AMG is a Subsidiary and Parent holds directly or indirectly not more than 50% of the Equity Interests in AMG (or any other entity of the Academy Music Group), Indebtedness of any entity of the Academy Music Group under the AMG Credit Documents in an aggregate amount not exceeding the US Dollar Equivalent of £30,000,000 at any time outstanding and any additional indebtedness incurred by any entity of the Academy Music Group in an aggregate amount not exceeding the US Dollar Equivalent of US$10,000,000 at any time outstanding and extensions, renewals and replacements of such Indebtedness that do not increase the outstanding principal or commitment amount thereof or result in an earlier maturity date or decreased weighted average life thereof or change the parties directly or indirectly responsible for the payment thereof;

(ix) advances and deposits received by any Borrower or any other Subsidiary in the ordinary course of business and Guarantees thereof by Parent, any Borrower or any other Subsidiary;

(x) other Indebtedness of Parent, any Borrower or any other Subsidiary not permitted by any other clause of this Section 6.01(a) in an aggregate principal amount not exceeding the US Dollar Equivalent of US$50,000,000 at any time outstanding, provided that immediately before and after giving pro forma effect to the incurrence of such Indebtedness, no Default shall have occurred and be continuing (including any Default under Section 6.13, 6.14, 6.15 or 6.16); and

(xi) Permitted Holding Company Indebtedness, provided that immediately before and after giving pro forma effect to the incurrence of such Permitted Holding Company Indebtedness, no Default shall have occurred and be continuing (including any Default under Section 6.13, 6.14, 6.15 or 6.16); and

(xii) Guarantees by Parent or any Subsidiary Loan Party in respect of such Permitted Holding Company Indebtedness and Permitted Subordinated Indebtedness, provided that (A) such Guarantees (1) if of Permitted Holding Company Indebtedness by a Holding Company are subordinated to, or rank pari passu in right of payment with, the Obligations or (2) are otherwise subordinated to the Obligations on terms no less favorable to the Lenders than the terms set forth in Exhibit F hereto and (B) that immediately before and after giving pro forma effect to the incurrence of such Permitted Holding Company Indebtedness or Permitted Subordinated Indebtedness, as the case may be, no Default shall have occurred and be continuing (including any Default under Section 6.13, 6.14, 6.15 or 6.16).

(b) Parent will not, and will not permit any Holding Company to, create, incur, assume or permit to exist any Indebtedness other than (i) Guarantees under the Security Documents and (ii) Permitted Subordinated Indebtedness incurred in accordance with Section 6.01(a)(vi) above and Permitted Holding Company Indebtedness incurred in accordance with Section 6.01(a)(xi) above or, in each case, Guarantees thereof in accordance with Section 6.12(a)(xii) above.

(c) None of Parent and the Borrowers will, nor will they permit any Subsidiary to, issue any preferred stock or other preferred Equity Interests, other than (i) the Preferred Stock, (ii) any Permitted Parent Preferred Stock and (iii) any Permitted Subsidiary Preferred Stock.

SECTION 6.02. Liens. (a) Each of Parent and the Borrowers will not, and will not permit any of the Subsidiaries to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or, except as permitted under Section 6.05, assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

(i) Liens created under the Loan Documents;

(ii) Permitted Encumbrances;

(iii) any Lien on any property or asset of any Borrower or any other Subsidiary existing on the date hereof and set forth in Schedule 6.02, provided that (A) such Lien shall not apply to any other property or asset of Parent, any Borrower or any other Subsidiary other than proceeds from, and after-acquired property in respect of, the property or assets subject to such Lien, in each case to the extent required under the terms of the document or instrument creating such Lien as in effect on the date hereof, and (B) such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

(iv) any Lien existing on any property or asset prior to the acquisition thereof by any Borrower or any other Subsidiary or existing on any property or asset of any Person that becomes a Subsidiary after the date hereof prior to the time such Person becomes a Subsidiary, provided that (A) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary, as the case may be, (B) such Lien shall not apply to any other property or assets of Parent, any Borrower or any other Subsidiary other than proceeds from, and after-acquired property in respect of, the property or assets subject to such Lien, in each case to the extent required under the terms of the document or instrument creating such Lien as in effect on the date of the applicable acquisition, and (C) such Lien shall secure only those obligations which it secures on the date of such acquisition or the date such Person becomes a Subsidiary, as the case may be and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

(v) Liens on fixed or capital assets acquired, constructed, developed, enlarged, repaired or improved by any Borrower or any other Subsidiary, provided that (A) such Liens secure Indebtedness permitted by clause (iv) of Section 6.01(a), (B) such Liens and the Indebtedness secured thereby are incurred prior to or within 180 days after such acquisition or the completion of such construction, development, enlargement, repair or improvement, provided that such Liens may also secure extensions, renewals and replacements of such Indebtedness to the extent such extensions, renewals and replacements are permitted under Section 6.01(a), (C) the Indebtedness secured thereby does not exceed 100% of the cost of acquiring, constructing, developing, enlarging, repairing or improving such fixed or capital assets and (D) such Liens shall not apply to any other property or assets of Parent, any Borrower or any other Subsidiary other than proceeds from, and after-acquired property in respect of, the property or assets subject to such Lien, in each case to the extent required under the terms of the document or instrument creating such Lien as in effect on the date such Lien is created;

(vi) Liens (other than Liens on Collateral or on any real property or interests in real property of Parent, any Borrower or any other Subsidiary) in addition to those permitted by any other clause of this Section 6.02(a), provided that the aggregate amount of all Liens permitted under this clause (vi) (measured, as to each such Lien, as the greater of the amount secured by such Lien and the fair market value at the time of the creation of such Lien of the assets subject to such Lien) shall not exceed the US Dollar Equivalent of US$25,000,000; and

(vii) Liens securing Indebtedness permitted under Section 6.01(a)(iii) of a Subsidiary that is not a Loan Party to a Loan Party.

(b) Parent will not, and will not permit any Holding Company, to create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it or any Holding Company, or except as permitted by Section 6.05 assign or sell any income or revenues (including accounts receivable) or rights in respect thereof, except Liens created under the Security Documents and Permitted Encumbrances.

SECTION 6.03. Fundamental Changes. (a) Neither Parent nor any Borrower will, nor will they permit any of the Subsidiaries to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving pro forma effect thereto no Default shall have occurred and be continuing (i) any Person may merge into any Borrower in a transaction in which the applicable Borrower is the surviving corporation (provided that in any such transaction involving the US Borrower, the US Borrower must be the surviving corporation), (ii) any Person (other than a Borrower) may merge into any Subsidiary (other than a Holding Company) (A) in a transaction in which the surviving entity is (1) a Subsidiary, (2) if any party to such merger is a Subsidiary Loan Party, a Subsidiary Loan Party, (3) if any party to such merger is a subsidiary of the US Borrower, a subsidiary of the US Borrower and (4) if any party to such merger is a Permitted Acquisition Holding (and no party to such merger is the US Borrower or any subsidiary thereof), a Permitted Acquisition Holding and (B) in connection with a sale or other disposition of a Subsidiary permitted under Section 6.05 that results in such Person ceasing to be a Subsidiary, (iii) any Subsidiary (other than a Borrower or a Permitted Acquisition Holding) may liquidate or dissolve if (X) Parent determines in good faith that such liquidation or dissolution is in the best interests of Parent, the Borrowers and the other Subsidiaries and is not materially disadvantageous to the Lenders and (Y) after giving pro forma effect thereto, no Default shall have occurred and be continuing (or, to the extent certified by a Financial Officer, for the most recently ended fiscal quarter of Parent), and (iv) any wholly owned Subsidiary (other than a Permitted Acquisition Holding or any subsidiary thereof) that has no assets or liabilities may merge with a Holding Company for the purpose of changing such Holding Company’s name, provided that any such merger involving a Person that is not a wholly owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04.

(b) Each of Parent, Permitted Acquisition Holding and the Borrowers will not, and will not permit any of its Subsidiaries to, engage to any material extent in any business other than a Related Business.

(c) Each Holding Company will not engage in any business or activity other than the ownership of all the outstanding Equity Interests of the US Borrower or other Holding Companies and activities incidental thereto (including the issue of Permitted Holding Company Indebtedness), provided that, for as long as the Preferred Stock is not redeemed in full and subject to Section 5.12(d), Parent shall be permitted to own all the outstanding Equity Interests of any Permitted Acquisition Holding and to undertake activities incidental thereto and further provided that Holdco #1 shall be permitted to own the real property set forth on Schedule 6.03 and other real property and interests therein acquired, and improvements, repairs and enlargements thereto made, with the proceeds thereof in accordance with the terms of this Agreement. Each Holding Company will not own or acquire any assets (other than Equity Interests of the US Borrower and other Holding Companies, cash and Permitted Investments) or incur any liabilities (other than liabilities under the Loan Documents and other liabilities expressly permitted to be incurred by such Holding Company hereunder, liabilities imposed by law, including tax liabilities, and other liabilities incidental to its existence and permitted business and activities).

(d) Each Permitted Acquisition Holding will not engage in any business or activity other than acquisitions of Related Businesses in one or more Tax-Free Reorganizations prior to the redemption of the Preferred Stock in full, the issue of the Permitted Acquisition Holding Guarantee and, subject to Section 5.12(d), the ownership of all the outstanding Equity Interests of Subsidiaries so acquired and activities incidental thereto, provided that no Permitted Acquisition Holding will engage in any such activities unless and until the Collateral and Guarantee Requirement has been satisfied (without giving regard to the provisions of Section 5.11).

SECTION 6.04. Investments, Loans, Advances, Guarantees and Acquisitions. Each of Parent and the Borrowers will not, and will not permit any of the Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any Equity Interests in or evidences of Indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of related transactions) any assets of any other Person constituting a business unit, line of business or division of a Person except:

(a) Permitted Investments;

(b) investments existing on the date hereof and set forth on Schedule 6.04(b);

(c) investments by Parent, the Borrowers and the other Subsidiaries in Equity Interests in Subsidiary Loan Parties (that are Subsidiaries prior to such investment) other than investments by any Permitted Acquisition Holding or any of its subsidiaries in the US Borrower or in another Permitted Acquisition Holding or in any of their respective subsidiaries, provided that any such Equity Interests held by a Loan Party shall be pledged pursuant to the Security Documents (subject to the limitations applicable to voting Equity Interests of a Foreign Subsidiary referred to in paragraph (c) and the proviso at the end of the definition of the term “Collateral and Guarantee Requirement”);

(d) loans or advances made by Parent or any Borrower to any Subsidiary Loan Party and made by any Subsidiary to Parent, any Borrower or any other Subsidiary Loan Party;

(e) investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

(f) purchases or other acquisitions of property and assets or businesses of any Person or of assets constituting a business unit, a line of business or division of such Person, or Equity Interests in a Person that, upon the consummation thereof, will be a direct or indirect Subsidiary of the US Borrower or, if acquired in a Tax-Free Reorganization prior to the redemption in full of the Preferred Stock, a direct or indirect Subsidiary of a Permitted Acquisition Holding (including, in each case as a result of a merger or consolidation), provided that with respect to each purchase or other acquisition made pursuant to this Section 6.04(f) (each, a “Permitted Acquisition”):

(i) subject to the proviso in the last paragraph of the definition of “Collateral and Guarantee Requirement”, all property, assets and businesses acquired in such purchase or other acquisition (other than Excluded Assets) shall constitute Collateral and each applicable Loan Party and any such newly created or acquired Subsidiary shall be a Guarantor and shall have complied with the requirements of Section 5.11, provided that this clause (i) shall not apply to Excluded Acquisitions;

(ii) the acquired property, assets, business or Person is in a business of the type conducted by the Borrowers and the Subsidiaries on the date of execution of this Agreement or a business reasonably related thereto;

(iii) immediately before and after giving pro forma effect to such purchase or acquisition, no Default shall have occurred and be continuing (including any Default under Section 6.13, 6.14, 6.15 or 6.16);

(iv) Parent shall have delivered to the Administrative Agent, no later than five Business Days prior the date on which any such purchase or other acquisition, other than an Excluded Acquisition, is to be consummated and no later than 20 Business Days following the date on which an Excluded Acquisition is consummated, a certificate of a Financial Officer, in form and substance reasonably satisfactory to the Administrative Agent, certifying that all of the requirements set forth in the immediately preceding clauses (i) (if not an Excluded Acquisition), (ii) and (iii) have been satisfied or will be satisfied on or prior to the consummation of such purchase or other acquisition; and

(v) such purchase or other acquisition shall not have been consummated through or preceded by an unsolicited tender offer;

(g) Permitted Deposits;

(h) any Equity Interest, Indebtedness, securities or assets received as a result of the receipt of non-cash consideration from any asset disposition permitted under Section 6.05;

(i) any Equity Interests, Indebtedness, securities or assets (i) received solely in exchange for common stock of Parent and (ii) if received in exchange for common stock of Parent, cash, cash equivalents and Permitted Investments (or any combination thereof), to the extent received in exchange for common stock of Parent (provided, for the avoidance of doubt, that the extent to which Equity Interests, Indebtedness, securities or assets were received in exchange for common stock of Parent shall be determined in good faith by the Board of Directors of the US Borrower or, but only if the total consideration received is in excess of US$5,000,000, of the Parent);

(j) loans and advances to employees, officers and directors that do not exceed the US Dollar Equivalent of US$2,000,000 in the aggregate at any time outstanding;

(k) intercompany Indebtedness permitted under Section 6.01(a)(iii) other than intercompany Indebtedness of any Subsidiary that is not a Loan Party;

(l) investments in joint ventures and Subsidiaries that do not exceed the US Dollar Equivalent of US$10,000,000 in the aggregate at any time outstanding;

(m) with respect to the fiscal year ended December 31, 2007, investments during such fiscal year that, taken together, do not exceed US$4,000,000, in an amount and at the times required by, and made in accordance with the terms of the contract listed on Schedule 6.04(m);

(n) investments, loans or advances, and purchases and acquisitions resulting in aggregate payments, at any time in an aggregate amount not exceeding the Remaining Excess Cash at such time;

(o) (i) Guarantees by Parent, the Borrowers and the other Subsidiaries of obligations that do not constitute Indebtedness, in each case incurred by any Subsidiary in the ordinary course of business, (ii) Guarantees permitted under Sections 6.01(a)(vii), 6.01(a)(ix) and 6.01(xii), and (iii) Guarantees constituting Indebtedness permitted by Section 6.01;

(p) investments that are not permitted by any other clause of this Section 6.04 and that, in the aggregate at any time outstanding, do not exceed an amount equal to the US Dollar Equivalent of  US$200,000,000, provided that immediately after giving pro forma effect to any such investment, no Default shall have occurred and be continuing (including any Default under Section 6.13, 6.14, 6.15 or 6.16);

(q) intercompany Indebtedness permitted under Section 6.01(a)(iii) of any Subsidiary that is not a Loan Party and that is owed to, or guaranteed by, a Loan Party (any such intercompany Indebtedness, “Permitted Non-Loan Party Intercompany Indebtedness”), provided that (i) any such Subsidiary (that is not a Loan Party) owing or guaranteeing such Permitted Non-Loan Party Intercompany Indebtedness (each, a “Non-Loan Party Intercompany Debtor”) does not owe, and shall not create, incur, assume or permit to exist, on a consolidated basis in accordance with GAAP, any Indebtedness to any Person that is not a Loan Party other than (A) Indebtedness that ranks pari passu or junior in right of payment to such Permitted Non-Loan Party Intercompany Indebtedness and that is unsecured (except for Liens in accordance with Section 6.02(ii), (iv) or (v)) in an aggregate principal amount not exceeding the US Dollar Equivalent of $3,000,000 (or as may otherwise be agreed to by the Administrative Agent) and (B) Permitted Non-Loan Party Subordinated Indebtedness owing to any Person with a direct or indirect equity interest in such Non-Loan Party Intercompany Debtor (or any Affiliate of such Person) in an amount proportional to such Non-Loan Party Intercompany Debtor’s Permitted Non-Loan Party Indebtedness (in the same proportion that such Person’s direct and indirect equity ownership interest bears to Parent’s direct or indirect equity ownership interest in such Non-Loan Party Intercompany Debtor), (ii)  the Equity Interests in such Non-Loan Party Intercompany Debtor that are directly or indirectly held by Parent are directly held by a Loan Party, (iii) the Collateral and Guarantee Requirement is satisfied with respect thereto and, unless to the extent waived by the Administrative Agent in its sole discretion, such Equity Interests and the Permitted Non-Loan Party Intercompany Indebtedness are subject to a first priority security interest securing the Obligations and the US Guarantees (or, if held by a Foreign Subsidiary, the Foreign Obligations and the Foreign Guarantees), (iv) the sum of (i) the aggregate principal amount of all Permitted Non-Loan Party Intercompany Indebtedness at any time outstanding and (ii) the aggregate liquidation preference of all Permitted Subsidiary Preferred Stock then outstanding and held by a Subsidiary that is not a Loan Party, does not exceed an aggregate amount equal to the US Dollar Equivalent of US$125,000,000, and (v) immediately after giving pro forma effect to any such investment under this clause (q), no Default shall have occurred and be continuing (including any Default under Section 6.13, 6.14, 6.15 or 6.16); and

(r) intercompany Indebtedness permitted under Section 6.01(a)(iii) between Excluded Subsidiaries and investments by an Excluded Subsidiary in Equity Interests of its subsidiaries (including Permitted Subsidiary Preferred Stock), provided that immediately after giving pro forma effect to any such investment under this clause (r), no Default shall have occurred and be continuing (including any Default under Section 6.13, 6.14, 6.15 or 6.16;

(s) a Guarantee by a Permitted Acquisition Holding of payments required under the Preferred Stock as of the Effective Date substantially in the form of Exhibit J hereto; and

(t) Permitted Subsidiary Preferred Stock issued to or held by any Subsidiary that is not a Loan Party; provided that the sum of (i) the aggregate liquidation preference of all Permitted Subsidiary Preferred Stock then outstanding and held by a Subsidiary that is not a Loan Party and (ii) the aggregate principal amount of all Permitted Non-Loan Party Intercompany Indebtedness then outstanding, shall not exceed an amount equal to the US Dollar Equivalent of US$125,000,000.

SECTION 6.05. Asset Sales. Each of Parent and the Borrowers will not, and will not permit any of the Subsidiaries to, sell, transfer, lease or otherwise dispose of any asset, including any Equity Interest owned by it, nor will Parent and the Borrowers permit any of their subsidiaries to issue any additional Equity Interest in itself (other than to a Borrower or another Subsidiary Loan Party in compliance with Section 6.04), except:

(a) sales of inventory, non-obsolete, used or surplus equipment and Permitted Investments (including trades or exchanges of Permitted Investments) in the ordinary course of business;

(b) sales, transfers and dispositions to a Borrower or a Subsidiary, provided that any such sales, transfers or dispositions involving a Subsidiary that is not a Loan Party shall be made in compliance with Section 6.09;

(c) dispositions of assets in trade or exchange for assets of comparable fair market value used or usable in the business of Parent and the Subsidiaries;

(d) a Restricted Payment that is permitted under Section 6.08 and a sale and leaseback transaction that is permitted under Section 6.06;

(e) sales or other dispositions of obsolete assets neither used nor useful to any business of Parent or any Subsidiary;

(f) any lease or rental of assets entered into in the ordinary course of business and with respect to which Parent or any Subsidiary is the lessor and the lessee has no option to purchase such assets for less than fair market value at any time, provided that this exception shall not permit the sale of such asset pursuant to such lease or rental;

(g) the disposition of assets received in settlement of debts accrued in the ordinary course of business;

(h) the creation or perfection of a Lien permitted under Section 6.02;

(i) the grant in the ordinary course of business of any non-exclusive license of patents, trademarks, registrations therefor and other similar intellectual property;

(j) any disposition of assets pursuant to a condemnation, appropriation or similar taking;

(k) sales and other dispositions, in one transaction or a series of related transactions, of assets and other properties of Parent and the Subsidiaries with a fair market value not exceeding the US Dollar Equivalent of US$500,000 and made in the ordinary course of business;

(l) sales, transfers and other dispositions of assets (other than Equity Interests in Holdco #1, Holdco #2 or any Borrower) that are not permitted by any other clause of this Section, provided that the aggregate fair market value of all Equity Interests or assets sold, transferred or otherwise disposed of in reliance upon this clause (l) shall not exceed at any time during the term of this agreement the greater of (i) 25% of Consolidated Tangible Assets and (ii) 25% of the Consolidated Tangible Assets calculated and certified for December 31, 2006; and

(m) sales or other dispositions from and after the Effective Date of non-core assets listed on Schedule 6.05 (“Designated Assets”) so long as (i) no Default shall have occurred and be continuing or would result therefrom and (ii) the Net Proceeds thereof are applied in accordance with Section 2.11(c);

provided that all sales, transfers, leases and other dispositions permitted by clauses (a), (f), (g), (k), (l) and (m) shall be made for fair market value, and at least 75% of the consideration received with respect to each such sale, transfer, lease and other disposition shall consist of cash, cash equivalents, Permitted Investments, liabilities assumed by the transferee, accounts receivable retained by the transferor or any combination of the foregoing.

SECTION 6.06. Sale and Leaseback Transactions. Each of Parent and the Borrowers will not, and will not permit any of the Subsidiaries to, enter into any arrangement, directly or indirectly, whereby it shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property sold or transferred, except for any such sale of any fixed or capital assets that is made for cash consideration in an amount not less than the cost of such fixed or capital asset and is consummated within 180 days after such Borrower or such Subsidiary acquires or completes the construction of such fixed or capital asset. Notwithstanding the foregoing, each of the US Borrower and its Subsidiaries may sell or transfer any Designated Sale-Leaseback Asset, and rent or lease it back (or rent or lease other property that it intends to use for substantially the same purpose or purposes as the Sale-Leaseback Assets so sold or transferred), if (a) the US Borrower promptly gives notice of such sale to the Administrative Agent, (b) the Net Proceeds of such sale or transfer are at least equal to fair market value (provided that in the event such sale or transfer (or series of related sales or transfers) involves an aggregate consideration of more than the US Dollar Equivalent of US$15,000,000, Parent or its respective Subsidiary will obtain a written opinion from an independent accounting or appraisal firm of nationally recognized standing confirming that the consideration for such sale or transfer (or series of related sales or transfers) is fair, from a financial standpoint, to Parent and its other Subsidiaries or is not less favorable than those that might reasonably have been obtained in a comparable sale or transfer of such property, real or personal, at such time on an arm’s-length basis from a Person that is not an Affiliate of Parent), (c) at least 75% of the consideration received with respect to each such sale or transfer shall consist of cash, cash equivalents, Permitted Investments, liabilities assumed by the transferee, accounts receivable retained by the transferor or any combination of the foregoing, (d) in the event that such sale and leaseback results in a Capital Lease Obligation, such Capital Lease Obligation is permitted by Section 6.01(a)(iv) and (e) immediately before and after giving pro forma effect to such sale or transfer, no Default shall have occurred and be continuing (including any Default under Section 6.13, 6.14, 6.15 or 6.16).

SECTION 6.07. Swap Agreements. Each of Parent and the Borrowers will not, and will not permit any of the Subsidiaries to, enter into any Swap Agreement, except (a) Swap Agreements required by Section 5.13, (b) Swap Agreements entered into to hedge or mitigate risks to which Parent, any Borrower or any Subsidiary has actual exposure (other than those in respect of Equity Interests of Parent, any Borrower or any other Subsidiary), (c) Swap Agreements entered into in order to effectively cap, collar or exchange (i) interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of any Borrower or any Subsidiary and (ii) currency exchange rates, in each case in connection with the conduct of its business and not for speculative purposes, and (d) Swap Agreements in respect of the Preferred Stock; provided that immediately prior to, and after giving effect to such Swap Agreement no Default shall have occurred and be continuing (including any Default under Section 6.13, 6.14, 6.15 or 6.16).

SECTION 6.08. Restricted Payments; Certain Payments of Indebtedness.

(a) Neither Parent nor any Borrower will, nor will they permit any of their subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that:

(i) Parent may declare and pay dividends with respect to its Equity Interests payable solely in additional shares of its common stock;

(ii) subsidiaries of the US Borrower may make Restricted Payments ratably with respect to their Equity Interests;

(iii) with respect to any fiscal year, the Holding Companies may pay dividends (A) to other Holding Companies or (B) to Persons other than Holding Companies that, taken together, do not exceed the US Dollar Equivalent of the Permitted Restricted Payment Amount with respect to such fiscal year;

(iv) for purposes of funding the dividends permitted under the immediately preceding clause (iii), with respect to any fiscal year, the US Borrower may pay dividends to the Holding Companies that, taken together, do not exceed the Permitted Restricted Payment Amount with respect to such fiscal year;

(v) Holdco #2 may redeem the Preferred Stock to the extent and at the times required by, and in accordance with the terms of the Preferred Stock;

(vi) for purposes of funding the Restricted Payments permitted under the immediately preceding clause (v), the US Borrower may pay dividends to Holdco #2 at the time of, and in amounts necessary to effectuate, redemptions of the Preferred Stock permitted under the immediately preceding clause (v);

(vii) Parent, the Borrowers and the other Subsidiaries may make Restricted Payments at any time in an aggregate amount not in excess of the Remaining Excess Cash at such time;

(viii) with respect to any fiscal year, the US Borrower and the Holding Companies may pay dividends to the Holding Companies if such dividends are used within 30 days upon receipt to pay for (A) the federal, state, local, foreign and other tax liabilities of the applicable Holding Company, (B) audit fees and expenses of the applicable Holding Company, (C) fees and expenses associated with litigation and other contested matters of the applicable Holding Company or (D) fees and expenses associated with debt or equity issuances by the applicable Holding Company to the extent in excess of cash proceeds received;

(ix) with respect to any fiscal year, the US Borrower and the Holding Companies may pay dividends to the Holding Companies that, taken together (and without duplication), do not exceed the US Dollar Equivalent of US$13,000,000 and if such dividends are used within 30 days upon receipt to pay for (A) with respect to Parent, expenses relating to being a public company, including conducting shareholder meetings, mailing and soliciting proxies, compliance with the Securities and Exchange Act of 1934, as amended, (including the preparation of reports thereunder) and the Sarbanes-Oxley Act of 2002, (B) directors and officers insurance of the applicable Holding Company, (C) directors fees and expenses of the applicable Holding Company, (D) with respect to Holdco #1, expenses and Capital Expenditures associated with the operation of the theatrical property located in New York City held by Holdco #1 in an amount not to exceed the US Dollar Equivalent of US$2,500,000 per fiscal year or (E) fees and expenses required to maintain the corporate existence of, and to pay for general corporate and overhead expenses (including salaries and other compensation of the employees) incurred in the ordinary course of the applicable Holding Company’s business which fees and expenses, taken together for all the Holding Companies, for purposes of this clause (E) shall not exceed the US Dollar Equivalent of US$5,000,000 during any fiscal year;

(x) the US Borrower and the Holding Companies may pay dividends to the Holding Companies if such dividends are used within 30 days upon receipt to pay for amounts required to be paid under the contracts set forth on Schedule 6.08;

(xi) with respect to any fiscal year, any Holding Company may, or the Holding Companies may make Restricted Payments to any other Holding Company so that such Holding Company may, pay interest to the holders of Permitted Holding Company Indebtedness in an amount equal to the aggregate amount of interest payments required during such fiscal year under such Permitted Holding Company Indebtedness outstanding, provided that, immediately before and after giving pro forma effect to any such Restricted Payment, no Default shall have occurred and be continuing (including any Default under Section 6.13, 6.14, 6.15 or 6.16);

(xii) for purposes of funding the Restricted Payments permitted under the immediately preceding clause (xi), the US Borrower may make Restricted Payments to the Holding Companies at the time of, and in amounts necessary to effectuate, interest payments permitted under the immediately preceding clause (xi);

(xiii) (A) Holdco #2 may at any time redeem the Preferred Stock, provided that immediately prior to, and after giving effect to such redemption, no Default shall have occurred and be continuing (including any Default under Section 6.13, 6.14, 6.15 or 6.16) and (B) for purposes of funding the Restricted Payments permitted under the immediately preceding clause (A), the US Borrower may make Restricted Payments to Holdco #2 at the time of, and in amounts necessary to effectuate, the redemption of the Preferred Stock permitted under this Agreement;

(xiv) the Holding Companies may, or the US Borrower may make Restricted Payments to any of the Holding Companies so that such Holding Company may, make other Restricted Payments (for so long as immediately prior to, and after giving effect to such payment, no Default shall have occurred and be continuing (including any Default under Section 6.13, 6.14, 6.15 or 6.16)) in an amount not exceeding the sum of (A) 100% of the Net Proceeds received by the US Borrower with respect to Contributed Equity plus (B) 50% of the Consolidated Net Income (adjusted for (1) any extraordinary gains, losses or charges, (2) any gains or losses resulting from the sale or disposition of any asset of the Borrower or any Subsidiary outside the ordinary course of business and (3) any impairment charges for divested operations, in each case (1)-(3) for such period (the Consolidated Net Income so adjusted, the “Adjusted Consolidated Net Income”)) of Parent (if positive) for the period (treated as one accounting period) from the beginning of the first fiscal quarter commencing after the Effective Date to the end of Parent’s most recent fiscal quarter ending prior to the date of such Restricted Payment for which consolidated financial statements of Parent are available (or, in case such Adjusted Consolidated Net Income for such period is a deficit, minus 100% of such deficit), provided that, immediately before and after giving pro forma effect to any such Restricted Payment, no Default shall have occurred and be continuing (including any Default under Section 6.13, 6.14, 6.15 or 6.16);

(xv) any Permitted Acquisition Holding may make Restricted Payments to Parent, provided that the proceeds of such Restricted Payments are immediately transferred to the US Borrower;

(xvi) subsidiaries of any Permitted Acquisition Holding may make Restricted Payments ratably with respect to their Equity Interests; and

(xvii) a Permitted Acquisition Holding may issue, and make (subject to the subordination and turnover provisions thereof) payments under, a Permitted Acquisition Holding Guarantee,

provided that, other than with respect to Permitted Acquisition Holding Guarantees, the prohibitions and limitations set forth in this Section 6.08(a) shall not apply with respect to any Restricted Payment if immediately before and after giving pro forma effect to such Restricted Payment, (A) until the Preferred Stock has been redeemed in full or any restrictions to the effectiveness of clause (B) below in the documents governing the Preferred Stock have been eliminated or waived, (1) the Leverage Ratio would be less than 3.0 to 1.0 and (2) no Default shall have occurred and be continuing (including any Default under Section 6.13, 6.14, 6.15 or 6.16), and any Restricted Payments made under the exception set forth in this proviso shall be disregarded for purposes of determining whether any Restricted Payments may be made under the other provisions of this Section 6.08(a) when such exception is not applicable or (B) at any other time, (1) the Adjusted Leverage Ratio (as defined below) would be less than 3.0 to 1.0 and (2) no Default shall have occurred and be continuing (including any Default under Section 6.13, 6.14, 6.15 or 6.16), and any Restricted Payments made under the exception set forth in this proviso shall be disregarded for purposes of determining whether any Restricted Payments may be made under the other provisions of this Section 6.08(a) when such exception is not applicable. “Adjusted Leverage Ratio” means, on any relevant date of determination, the ratio of (a) Adjusted Total Indebtedness (as defined below) as of such date minus Unrestricted Cash and Cash Equivalents as of such date to (b) Adjusted Consolidated EBITDA (as defined below) for the period of four consecutive fiscal quarters of Parent ended on such date. “Adjusted Total Indebtedness” means Total Indebtedness, provided that (i) the aggregate principal amount of Indebtedness of the Excluded Subsidiaries that would be reflected on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP and (ii) the aggregate principal amount of Indebtedness of the Excluded Subsidiaries outstanding as of such date that is not required to be reflected on a balance sheet in accordance with GAAP, determined on a consolidated basis shall only be included in an amount equal to the amount of such Indebtedness times Parent’s direct or indirect equity ownership percentage in such Excluded Subsidiaries. “Adjusted Consolidated EBITDA” means Consolidated EBITDA to the extent attributable to (x) Loan Parties and (y) in an amount not exceeding US$45,000,000, Excluded Subsidiaries.

(b) Neither Parent nor any Borrower will, nor will they permit any of their subsidiaries to, make or agree to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Indebtedness, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any Indebtedness (excluding, for the avoidance of doubt, any issuance of common stock of Parent upon conversion of convertible debt or exchange of exchangeable debt), except:

(i) payment of Indebtedness created under the Loan Documents;

(ii) payments as and when due in respect of any Indebtedness, other than payments in respect of the Subordinated Indebtedness prohibited by the subordination provisions thereof;

(iii) refinancings of Indebtedness to the extent permitted by Section 6.01; and

(iv) payment of secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

provided that the prohibitions and limitations set forth in this Section 6.08(b) shall not apply with respect to any such payment or other distribution if immediately before and after giving pro forma effect to such payment or other distribution, (A) the Adjusted Leverage Ratio would be less than 3.0 to 1.0 and (B) no Default shall have occurred and be continuing (including any Default under Section 6.13, 6.14, 6.15 or 6.16).

SECTION 6.09. Transactions with Affiliates. Neither Parent nor any Borrower will, nor will they permit any of their subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates involving consideration in excess of the US Dollar Equivalent of US$1,000,000, except, without duplication, (a) transactions in the ordinary course of business that are at prices and on terms and conditions not less favorable to Parent, such Borrower or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties, (b) transactions between or among Parent, the Borrowers and the Subsidiary Loan Parties not involving any other Affiliate, (c) any Restricted Payment permitted by Section 6.08, (d) investments permitted under Section 6.04(c), (e) loans and advances permitted under Section 6.04(j) and Guarantees permitted under Section 6.04(o), (f) the performance of employment, equity award, equity option or equity appreciation agreements, plans or other similar compensation or benefit plans or arrangements (including vacation plans, health and insurance plans, deferred compensation plans and retirement or savings plans) entered into by Parent, any Borrower or any other Subsidiary in the ordinary course of its business with its employees, officers and directors, (g) the performance of any agreement set forth on Schedule 6.09 and as in effect on the Original Effective Date, (h) fees and compensation to, and indemnity provided on behalf of, officers, directors, employees and consultants of Parent, any Borrower or any other Subsidiary in their capacity as such, to the extent such fees and compensation are reasonable and customary and (i) transfers of cash and cash equivalents at any time in an aggregate amount not in excess of the Remaining Cash Excess at such time.

SECTION 6.10. Restrictive Agreements. Neither Parent nor any Borrower will, nor will they permit any of their subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of Parent, any Borrower or any other Subsidiary to create, incur or permit to exist any Lien upon any of its property or assets to secure the Obligations, or (b) the ability of any Borrower, any Permitted Acquisition Holding or any of their respective subsidiaries to pay dividends or other distributions with respect to its Equity Interests or to make or repay loans or advances to any Borrower or any other Subsidiary or to Guarantee Indebtedness of any Borrower or any other Subsidiary, provided that (i) the foregoing shall not apply to restrictions and conditions that are (A) imposed by law or by any Loan Document or by any agreement governing Permitted Holding Company Indebtedness (provided that the restrictions contained therein are no more restrictive than those contained in the Loan Documents) or (B) imposed by any agreement or instrument relating to secured Indebtedness permitted by this Agreement to the extent that such restrictions apply only to the property or assets securing such Indebtedness (including, to the extent required under the terms of such agreement or instrument on the date the applicable Indebtedness is incurred, proceeds thereof and after-acquired property in respect thereof), (ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 6.10 (but shall apply to any extension, renewal, amendment or modification expanding the scope of any such restriction or condition), (iii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, as long as such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder, (iv) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness (v) clause (a) of the foregoing shall not apply to customary provisions in leases, licenses and similar contracts restricting the assignment, encumbrance or transfer thereof and (vi) clause (a) of the foregoing shall not apply with respect to Subsidiaries that are not wholly owned by Parent, if and to the extent that such restrictions or conditions (A) were imposed prior to the acquisition of Equity Interests in such Subsidiary by any Borrower or any other Subsidiary (other than restrictions or conditions created in contemplation of or in connection with such acquisition or such Person becoming a Subsidiary) or (B) are otherwise reasonably satisfactory to the Administrative Agent (taking into account the relative direct and indirect equity ownership percentages of Parent and third party holders of Equity Interests in such Subsidiary).

SECTION 6.11. Amendment of Material Documents. Neither Parent nor any Borrower will, nor will they permit any of the Subsidiaries to, amend, modify or waive any of its rights under (a) any document (other than this Agreement) governing any Material Indebtedness, (b) its certificate of incorporation, by-laws or other organizational documents, (c) any document governing the Preferred Stock or (d) any other material contract to which it is a party, in each case to the extent that such amendment, modification or waiver could reasonably be expected to be material and adverse to the Lenders.

SECTION 6.12. Use of Proceeds and Letters of Credit. The proceeds of the Revolving Loans made on or after the Effective Date, the Swingline Loans and Letters of Credit will be used only for general corporate purposes of the US Borrower and its subsidiaries, including for working capital purposes. No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Board, including Regulations T, U and X.

SECTION 6.13. Adjusted Interest Expense Coverage Ratio. Parent and the Borrowers will not permit the ratio of (a) Adjusted Consolidated EBITDA to (b) Consolidated Cash Interest Expense, in each case as of the end of any period of four consecutive fiscal quarters, to be less than 2.5 to 1.0.

SECTION 6.14. Adjusted Leverage Ratio. Parent and the Borrowers will not permit the Adjusted Leverage Ratio as of the end of any fiscal quarter of Parent during any period set forth below to exceed the ratio set forth opposite such period:

Period	Ratio
Effective Date through June 30, 2008	4.5 to 1.0
After June 30, 2008	4.0 to 1.0

provided that at any time when an aggregate principal amount of Subordinated Indebtedness and Permitted Holding Company Indebtedness of Parent, the Borrowers and the other Subsidiaries in excess of the US Dollar Equivalent of US$25,000,000 (determined on a consolidated basis) is outstanding, Parent and the Borrowers instead will not permit the Adjusted Leverage Ratio as of the end of any fiscal quarter of Parent to exceed 6.0 to 1.0.

SECTION 6.15. Adjusted Senior Leverage Ratio. At any time when an aggregate principal amount of Subordinated Indebtedness and Permitted Holding Company Indebtedness of Parent, the Borrowers and the other Subsidiaries in excess of the US Dollar Equivalent of US$25,000,000 (determined on a consolidated basis) is outstanding, Parent and the Borrowers will not permit the Adjusted Senior Leverage Ratio (as defined below) as of the end of any fiscal quarter of Parent to exceed 4.5 to 1.0 (which ratio shall be reduced to 4.0 to 1.0 for any fiscal quarter ending on and after April 1, 2008). “Adjusted Senior Leverage Ratio” means, on any relevant date of determination, the ratio of (a) Adjusted Total Senior Indebtedness (as defined below) as of such date minus Unrestricted Cash and Cash Equivalents as of such date to (b) Adjusted Consolidated EBITDA for the period of four consecutive fiscal quarters of Parent ended on such date. “Adjusted Total Senior Indebtedness” means Total Senior Indebtedness other than Permitted Holding Company Indebtedness, provided that (i) the aggregate principal amount of Senior Indebtedness of the Excluded Subsidiaries that would be reflected on a balance sheet prepared as of such date on a consolidated basis in accordance with GAAP and (ii) the aggregate principal amount of Senior Indebtedness of the Excluded Subsidiaries outstanding as of such date that is not required to be reflected on a balance sheet in accordance with GAAP, determined on a consolidated basis shall only be included in an amount equal to the amount of such Senior Indebtedness times Parent’s direct or indirect equity ownership percentage in such Excluded Subsidiaries.

SECTION 6.16. Capital Expenditures. Parent and the Borrowers will not, and will not permit any of their subsidiaries to, make Capital Expenditures that would cause the US Dollar Equivalent of the aggregate amount of all Capital Expenditures made by Parent, the Borrowers and the other Subsidiaries in any fiscal year of Parent to exceed the amount of Capital Expenditures set forth below opposite such fiscal year:

Fiscal Year Ended	Capital Expenditures
December 31, 2005	US$125,000,000
December 31, 2006	US$125,000,000
December 31, 2007 and thereafter	US$110,000,000

provided that to the extent the aggregate amount of Capital Expenditures made by Parent, the Borrowers and the other Subsidiaries in any fiscal year pursuant to this Section is less than the maximum amount of Capital Expenditures permitted by this Section with respect to such fiscal year, the amount of such difference (the “Rollover Amount”) may be carried forward and used to make Capital Expenditures in the immediately succeeding fiscal year, provided further that Capital Expenditures in any fiscal year shall be counted against the Rollover Amount available with respect to such fiscal year prior to being counted against the base amount with respect to such fiscal year and provided further that for purposes of this Section 6.16, all Capital Expenditures made with Net Proceeds that are reinvested in accordance with Section 2.11(c) shall be disregarded in determining Capital Expenditures made by Parent, the Borrowers and the other Subsidiaries in any fiscal year of Parent.

SECTION 6.17. Accounting Changes. Parent will not make any change to its fiscal year.

ARTICLE VII

Events of Default

SECTION 7.01. Events of Default. If any of the following events (“Events of Default”) shall occur:

(a) any principal of any Loan or any B/A or any reimbursement obligation in respect of any LC Disbursement shall not be paid when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

(b) any interest on any Loan or any B/A or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or any other Loan Document shall not be paid when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three Business Days;

(c) any representation, warranty or statement made or deemed made by or on behalf of Parent, any Borrower or any other Subsidiary in or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been materially incorrect when made or deemed made;

(d) Parent or any Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.02, 5.04 (with respect to the existence of Parent or any Borrower) or 5.14 or in Article VI;

(e) any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in any Loan Document (other than those specified in clause (a), (b) or (d) of this Article), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to Parent or any Borrower (which notice will be given at the request of any Lender);

(f) Parent, any Borrower or any other Subsidiary shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable, and such failure shall continue after the applicable grace or notice period;

(g) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (after the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity, provided that this clause (g) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

(h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of Parent, any Borrower or any other Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Parent, any Borrower or any other Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(i) Parent, any Borrower or any other Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Parent, any Borrower or any other Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

(j) Parent, any Borrower or any other Subsidiary shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

(k) one or more judgments for the payment of money in an aggregate amount in excess of the US Dollar Equivalent of US$10,000,000 (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) shall be rendered against Parent, any Borrower, any other Subsidiary or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of Parent, any Borrower or any other Subsidiary to enforce any such judgment;

(l) an ERISA Event shall have occurred that when taken together with all other ERISA Events that have occurred and are continuing and unpaid, could reasonably be expected to result in a Material Adverse Effect;

(m) any Lien purported to be created under any Security Document shall cease to be, or shall be asserted by any Loan Party not to be, a valid and perfected Lien on any Collateral, with the priority required by the applicable Security Document, except (i) as a result of the sale or other disposition of the applicable Collateral in a transaction permitted under any Loan Document, (ii) as a result of the Administrative Agent’s failure to maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Collateral Agreement or (iii) for any Lien pertaining to Collateral that individually or in the aggregate is of an immaterial value in relation to the outstanding Obligations;

(n) any Guarantee purported to be created under any Loan Document shall cease to be, or shall be asserted by any Loan Party not to be, in full force and effect, except upon the consummation of any transaction permitted by any Loan Document as a result of which the Subsidiary Loan Party providing such Guarantee ceases to be a Subsidiary;

(o) a Change of Control shall occur; or

(p) any Permitted Subordinated Indebtedness (or any Guarantee thereof), any Permitted Acquisition Holding Guarantee, any Guarantee by a Loan Party other than a Holding Company of Permitted Holding Company Indebtedness shall cease, for any reason, to be validly subordinated to the Obligations, as provided in such Permitted Subordinated Indebtedness, such Permitted Acquisition Holding Guarantee or such Guarantee, or Parent, any Subsidiary, any Affiliate of Parent or any Subsidiary, the trustee in respect of such Permitted Subordinated Indebtedness or Permitted Holding Company Indebtedness or the holders of at least 25% in aggregate principal amount of such Permitted Subordinated Indebtedness, Permitted Holding Company Indebtedness or of the Preferred Stock guaranteed by such Permitted Acquisition Holding Guarantee shall so assert in writing, then, and in every such event (other than an event described in clause (h) or (i) of this Section), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the US Borrower, take either or both of the following actions, at the same or different times:  (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans and B/As then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans and B/As so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers; and in case of any event with respect to Parent or any Borrower described in clause (h) or (i) of this Section, the Commitments shall automatically terminate and the principal of the Loans and B/As then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrowers.

Solely for purposes of determining whether a Default has occurred under clause (h) or (i) of this Section 7.01, any reference in any such clause to any Subsidiary or group of Subsidiaries shall be deemed not to include any Subsidiary or group of Subsidiaries affected by any event or circumstance referred to in any such clause that did not, taken together, as of the last day of the fiscal year of Parent most recently ended constitute 2% or more of the Consolidated Revenues of Parent with respect to such fiscal year.

SECTION 7.02. CAM. (a) On the CAM Exchange Date, (i) the Commitments shall automatically and without further act be terminated as provided in this Article VII, (ii) the Lenders shall automatically and without further act be deemed to have exchanged interests in the Designated Obligations such that, in lieu of the interests of each Lender in the Designated Obligations under each Tranche in which it shall participate as of such date, such Lender shall own an interest equal to such Lender’s CAM Percentage in the Designated Obligations under each of the Tranches (such exchange, the “CAM Exchange”) and (iii) simultaneously with the deemed exchange of interests pursuant to clause (ii) above, the interests in the Designated Obligations to be received in such deemed exchange shall, automatically and with no further action required, be converted into the US Dollar Equivalent thereof, determined using the Exchange Rate calculated as of such date, of such amount and on and after such date all amounts accruing and owed to the Lenders in respect of such Designated Obligations shall accrue and be payable in US Dollars at the rate otherwise applicable hereunder. It is understood and agreed that Lenders holding interests in B/As on the CAM Exchange Date shall discharge the obligations to fund such B/As at maturity in exchange for the interests acquired by such Lenders in funded Loans in the CAM Exchange. Each Lender, each Person acquiring a participation from any Lender as contemplated by Section 9.04, and each Borrower hereby consents and agrees to the CAM Exchange. Each of Parent, the Borrowers and the Lenders agrees from time to time to execute and deliver to the Administrative Agent or the Applicable Agent all such promissory notes and other instruments and documents as the Administrative Agent or such Applicable Agent shall reasonably request to evidence and confirm the respective interests and obligations of the Lenders after giving effect to the CAM Exchange, and each Lender agrees to surrender any promissory notes originally received by it in connection with its Loans hereunder to the Administrative Agent against delivery of any promissory notes so executed and delivered, provided that the failure of Parent or any Borrower to execute or deliver or of any Lender to accept any such promissory note, instrument or document shall not affect the validity or effectiveness of the CAM Exchange.

(b) As a result of the CAM Exchange, on and after the CAM Exchange Date, (i) each payment received by the Administrative Agent pursuant to any Loan Document in respect of the Designated Obligations shall be distributed to the Lenders pro rata in accordance with their respective CAM Percentages (to be redetermined as of each such date of payment or distribution to the extent required by the next paragraph below) and (ii) Section 2.17(e) shall not apply with respect to any Taxes required to be withheld or deducted by a Borrower from or in respect of payments hereunder to any Lender or the Administrative Agent that exceed the Taxes such Borrower would have otherwise been required to withhold or deduct from or in respect of payments to such Lender or Administrative Agent had such CAM Exchange not occurred.

(c) In the event that, on or after the CAM Exchange Date, the aggregate amount of the Designated Obligations shall change as a result of the making of a LC Disbursement by an Issuing Bank that is not reimbursed by the applicable Borrower, then (i) each Revolving Lender (determined without giving effect to the CAM Exchange) shall, in accordance with Section 2.05(d), promptly purchase from the applicable Issuing Bank a participation in such LC Disbursement in the amount of such Revolving Lender’s Applicable Percentage of such LC Disbursement (without giving effect to the CAM Exchange) and (ii) the Administrative Agent shall redetermine the CAM Percentages after giving effect to such disbursement and the making of such LC Disbursement and the purchase of participations therein by the applicable Revolving Lenders and the Lenders shall automatically and without further act be deemed to have exchanged interests in the Designated Obligations such that each Lender shall own an interest equal to such Lender’s CAM Percentage in the Designated Obligations under each of the Tranches (and the interests in the Designated Obligations to be received in such deemed exchange shall, automatically and with no further action required, be converted into the US Dollar Equivalent of such amount in accordance with the first sentence of this Section 7.02), and (iii) in the event distributions shall have been made in accordance with clause (i) of the preceding paragraph, the Lenders shall make such payments to one another as shall be necessary in order that the amounts received by them shall be equal to the amounts they would have received had each such disbursement and LC Disbursement been outstanding on the CAM Exchange Date. Each such redetermination shall be binding on each of the Lenders and their successors and assigns and shall be conclusive, absent manifest error.

ARTICLE VIII

The Agents

In order to expedite the transactions contemplated by this Agreement, JPMCB is hereby appointed to act as Administrative Agent on behalf of the Lenders and Issuing Banks, JPME is hereby appointed to act as London Agent on behalf of the Lenders and JPMorgan Chase Bank, N.A., Toronto Branch, is hereby appointed to act as Canadian Agent on behalf of the Lenders. Each of the Lenders and each Issuing Bank hereby irrevocably authorizes the Agents to take such actions on its behalf and to exercise such powers as are delegated to the Agents by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.

Any bank serving as Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not such Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with Parent, any Borrower or any other Subsidiary or other Affiliate thereof as if it were not such Agent hereunder.

The Agents shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) no Agent shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) no Agent shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that such Agent is required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02), and (c) except as expressly set forth in the Loan Documents, no Agent shall have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to Parent, any Borrower or any other Subsidiary that is communicated to or obtained by the bank serving as Agent or any of its Affiliates in any capacity. No Agent shall be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 9.02) or in the absence of its own gross negligence or wilful misconduct. No Agent shall be deemed to have knowledge of any Default unless and until written notice thereof is given to such Agent by a Borrower or a Lender, and no such Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to such Agent.

Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. Each Agent may consult with legal counsel (who may be counsel for any Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

Each Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by such Agent. Such Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs and the provisions of Section 9.03 shall apply to any such sub-agent and to the Related Parties of the Agents and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Agent.

Subject to the appointment and acceptance of a successor Agent as provided in this paragraph, any Agent may resign at any time by notifying the Lenders, the Issuing Banks and Parent. Upon any such resignation, the Required Lenders shall have the right (in consultation with Parent) to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may (in consultation with Parent) on behalf of the Lenders, appoint a successor Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrowers to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrowers and such successor. After an Agent’s resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Agent.

Each Lender acknowledges that it has, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder.

The institution named as Syndication Agent in the heading of this Agreement shall not, in its capacity as such, have any duties or responsibilities of any kind under this Agreement.

ARTICLE IX

Miscellaneous

SECTION 9.01. Notices. (a) Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(i) if to Parent or any Borrower, to it at Live Nation, Inc., 2000 West Loop South, Suite 1300, Houston, Texas 77207-3512, Attention of David A. Cheadle, Vice President & Treasurer (Telecopy No. (713) 693-8679), with a copy to Live Nation, Inc. 9348 Civic Center Drive, Beverly Hills, California 90210, Attention of Alan Ridgeway, Chief Financial Officer, and Lee Ann Gliha, Executive Vice President (Telecopy No. (310) 867-7051);

(ii) if to the Administrative Agent, to JPMorgan Chase Bank, N.A., Loan and Agency Services Group, 1111 Fannin, 10th Floor, Houston, Texas 77002, Attention of Gloria Javier (Telecopy No. (713) 750-2378), with a copy to JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017, Attention of Tina Ruyter (Telecopy No. (212) 270-5127);

(iii) if to the London Agent, to it at J.P. Morgan Europe Limited, 125 London Wall, London EC2Y 5AJ, England, Attention of Loans Agency Division (Telecopy No. 011-44-207-777-2360), with a copy to the Administrative Agent as provided in clause (ii) above;

(iv) if to the Canadian Agent, to it at JPMorgan Chase Bank, N.A., Toronto Branch, 200 Bay Street, Royal Bank Plaza, South Tower, Suite 1800, Toronto, Ontario M5J 2J2, Canada, Attention of: Funding Officer (Telecopy No. (416) 981-9128); with a copy to the Administrative Agent as provided in clause (ii) above;

(v) if to any Issuing Bank, to it at the address most recently specified by it in a notice delivered to the Administrative Agent and Parent;

(vi) if to the Swingline Lender, to it at JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017, Attention of Tina Ruyter (Telecopy No. (212) 270-5127); and

(vii) if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire if it has been delivered to the party sending such notice or communications; otherwise to such address (or telecopy number) reasonably believed (after consultation with the Administrative Agent) by the sending party to be the address (or telecopy number) of such other Lender.

(b) Notices and other communications among the Applicable Agents and the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices pursuant to Article II unless otherwise agreed by the Administrative Agent and the applicable Lender. The Administrative Agent or any Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

(c) Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

SECTION 9.02. Waivers; Amendments. (a) No failure or delay by any Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents, the Issuing Banks and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan, acceptance of a B/A or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether any Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time.

(b) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by Parent, the Borrowers and the Required Lenders or by Parent, the Borrowers and the Administrative Agent with the written consent of the Required Lenders, provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or LC Disbursement or any amount payable in respect of B/As or reduce the rate of interest thereon, or reduce any fees payable to any Lender hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan or B/A (including any scheduled date of payment of the principal amount of any Term Loan under Section 2.10) or any LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, provided that, for the avoidance of doubt, this clause (iii) shall not apply to waivers, amendments or modifications of Section 2.11(c), (iv) waive or change Section 2.18(b) or (c) or any other provision providing for the pro rata nature of sharing payments among the Lenders in a manner that would alter the pro rata sharing of payments required thereby, (v) waive or change any of the provisions of this Section or the definition of the term “Required Lenders” or any other provision of any Loan Document specifying the number or percentage of Lenders (or Lenders of any Class or Tranche) required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender (or Lender of such Class or Tranche, as the case may be), (vi) release Parent, any Borrower or any other Subsidiary Loan Party from its Guarantee under the Security Documents (except as expressly provided in the Loan Documents), or limit its liability in respect of such Guarantee, without the written consent of each Lender, (vii) release all or substantially all of the Collateral from the Liens of the Security Documents (except as expressly provided in the Loan Documents), without the written consent of each Lender, (viii) waive or change any provision of Section 7.02 without the written consent of each Lender or (ix) waive or change any provision of any Loan Document in a manner that by its terms adversely affects the rights in respect of payments due to Lenders under any Class or Tranche differently from those of Lenders under any other Class or Tranche without the written consent of Lenders holding a majority in interest of the outstanding Loans and unused Commitments of each adversely affected Class or Tranche, and provided further that (A) no such agreement shall amend, modify or otherwise affect the rights or duties of any Agent, any Issuing Bank or the Swingline Lender hereunder without the prior written consent of such Agent, such Issuing Bank or the Swingline Lender, as the case may be, and (B) with respect to any waiver, amendment or modification that by its terms is limited in effect to the rights or duties of Lenders under one or more (but less than all) of the Classes and Tranches, such waiver, amendment or modification may be effected by an agreement or agreements in writing entered into by Parent, the Borrowers and the requisite percentage in interest of Lenders under each affected Class or Tranche.

(c) Notwithstanding the foregoing or anything to the contrary contained herein, technical and conforming modifications to the Loan Documents may be made with the consent of the Borrowers to the extent necessary to integrate any Incremental Term Commitments or Incremental Revolving Commitments on substantially the same basis as the Term Loans or Revolving Facility Loans, as applicable.

SECTION 9.03. Expenses; Indemnity; Damage Waiver. (a) The Borrowers shall pay (i) all reasonable out-of-pocket expenses incurred by the Agents and their Affiliates, including the reasonable fees, charges and disbursements of counsel for the Agents, in connection with the arrangement and the syndication of the credit facilities provided for herein, the preparation, execution, delivery and administration of the Loan Documents or any amendments, modifications or waivers of the provisions thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by each Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by any Agent, any Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for any Agent, any Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made, the B/As accepted or purchased or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans, B/As or Letters of Credit.

(b) The Borrowers shall indemnify the Agents, the Issuing Banks and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the arrangement and the syndication of the credit facilities provided for herein, the preparation, execution, delivery and administration of the Loan Documents or any other agreement or instrument contemplated hereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan, B/A or Letter of Credit or the use of the proceeds therefrom (including any refusal by an Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property currently or formerly owned or operated by Parent, the Borrowers or any of the other Subsidiaries, or any Environmental Liability related in any way to Parent, the Borrowers or any of the other Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto and regardless of whether such matter is initiated by a third party or by Parent or any Affiliate thereof, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and non-appealed judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee or such Indemnitee’s violation of any applicable law or breach of its obligations under the Loan Documents.

(c) To the extent that any Borrower fails to pay any amount required to be paid by it to any Agent, any Issuing Bank or the Swingline Lender under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to such Agent, such Issuing Bank or the Swingline Lender, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount, provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against such Agent, such Issuing Bank or the Swingline Lender in its capacity as such. For purposes hereof, a Lender’s “pro rata share” shall be determined based upon its share of the sum of the total Revolving Exposures, outstanding Term Loans, outstanding Incremental Term Loans and unused Commitments at the time.

(d) To the extent permitted by applicable law, none of Parent and the Borrowers shall assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, any Loan, any B/A or Letter of Credit or the use of the proceeds thereof.

(e) All amounts due under this Section shall be payable promptly after written demand therefor.

SECTION 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), except that (i) no Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by any Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of each of the Agents, the Issuing Banks and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) (i)Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of:

(A) the US Borrower, provided that no consent of the US Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if an Event of Default has occurred and is continuing, any other assignee;

(B) the Administrative Agent, provided that no consent of the Administrative Agent shall be required for an assignment of any Term Loan, Existing Incremental Term Loan or Incremental Term Loan to a Lender, an Affiliate of a Lender or an Approved Fund; and

(C) in the case of any assignment of all or a portion of a Revolving Commitment or any Lender’s obligations in respect of its LC Exposure or Swingline Exposure, the Issuing Banks and the Swingline Lenders.

(ii) Assignments shall be subject to the following additional conditions:

(A) except in the case of an assignment to a Lender, an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than the US Dollar Equivalent of US$5,000,000 or, in the case of a Term Loan, Existing Incremental Term Loan, Incremental Term Commitment or Incremental Term Loan, US$1,000,000 unless each of the US Borrower and the Administrative Agent otherwise consents, provided that no such consent of the US Borrower shall be required if an Event of Default has occurred and is continuing:

(B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement, provided that this clause shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of one Class of Commitments or Loans;

(C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of US$3,500; and

(D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire in which the assignee designates one or more credit contacts to whom all syndicate-level information (which may contain material non-public information about the Parent, its Subsidiaries and its related parties or their respective securities) will be made available and who may receive such information in accordance with the assignee’s compliance procedures and applicable laws, including Federal and state securities laws.

For the purposes of this Section 9.04(b), the term “Approved Fund” has the following meaning:

“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender, provided that with respect to an assignment of any Revolving Loans or Revolving Commitments, an Approved Fund must be a Person that engages in making Loans of the type and nature of the applicable Revolving Loans and otherwise is able to perform each of the obligations of a Revolving Lender with respect to its applicable Revolving Commitments, in each case, in accordance with the applicable provisions hereof.

(iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.15, 2.16, 2.17 and 9.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

(iv) The Administrative Agent, acting for this purpose as an agent of the Borrowers, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans, amounts in respect of B/As and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrowers, the Agents, the Issuing Banks and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by any Borrower, any Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in this Section and any written consent to such assignment required by this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(c) (i)Any Lender may, without the consent of any Borrower, any Agent, any Issuing Bank or the Swingline Lender, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it), provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrowers, the Agents, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement, provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that pertains to the participation it sold to such Participant. Subject to paragraph (c)(ii) of this Section, Parent and the Borrowers agree that each Participant shall be entitled to the benefits of Sections 2.15, 2.16 and 2.17 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section  9.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.18(c) as though it were a Lender.

(ii) A Participant shall not be entitled to receive any greater payment under Section 2.15 or 2.17 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the US Borrower’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.17 unless the US Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with Section 2.17(e) as though it were a Lender.

(d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest, provided that (i) no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto, (ii) all costs, fees and expenses in connection with any such pledge or assignment shall be for the sole account of such Lender and (iii) the reassignment back to such Lender, free of any interests of such assignee, shall be for the sole account of such Lender. Notwithstanding anything to the contrary contained herein, any Lender (a “Granting Bank”) may grant to a special purpose funding vehicle (an “SPC”) of such Granting Bank, identified as such in writing from time to time by the Granting Bank to the Administrative Agent and the Borrowers, the option to provide to the Borrowers all or any part of any Loan that such Granting Bank would otherwise be obligated to make to the Borrowers pursuant to Section 2.01 or the option to participate in any Letter of Credit, as the case may be, provided that (i) nothing herein shall constitute a commitment to make any Loan by any SPC or to participate in any Letter of Credit and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, or to participate in such Letter of Credit the Granting Bank shall be obligated to make such Loan or participate in such Letter of Credit pursuant to the terms hereof. The making of a Loan by an SPC or the participation by such SPC in any Letter of Credit shall be deemed to utilize the Commitment of the Granting Bank to the same extent, and as if, such Loan were made by the Granting Bank or such participation in a Letter of Credit were paid or taken, as the case may be by such Granting Bank. Each party hereto hereby agrees that no SPC shall be liable for any payment under this Agreement for which a Lender would otherwise be liable, for so long as, and to the extent, the related Granting Bank makes such payment. In furtherance of the foregoing, each party hereto hereby agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section 9.04, any SPC may (i) with notice to, but without the prior written consent of, the Borrowers and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans or participations in any Letters of Credit to its Granting Bank or to any financial institutions (if consented to by the Borrowers and Administrative Agent) providing liquidity and/or credit facilities to or for the account of such SPC to fund the Loans made by such SPC or to support the securities (if any) issued by such SPC to fund such Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans or participations in any Letters of Credit (but not relating to any Borrower, except with Parent’s consent) to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC.

SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Loan Parties in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans, acceptance and purchase or any B/As and issuance of any Letters of Credit, regardless of any investigation made by any such other party or on its behalf and notwithstanding that any Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any B/A or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.15, 2.16, 2.17 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the termination of this Agreement or any provision hereof.

SECTION 9.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to any Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the Required Lenders (as such term is defined in the Amended Original Credit Agreement), Parent and the Borrowers, and thereafter shall be binding upon and inure to the benefit of all Lenders and the parties hereto and their respective successors and assigns.

SECTION 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or internet transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of a Borrower against any of and all the obligations of such Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

SECTION 9.09. Governing Law; Jurisdiction; Consent to Service of Process. (a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b) Each of Parent and the Borrowers hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final, non-appealed judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that Parent, any Borrower, any Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any other party hereto or their properties in the courts of any jurisdiction.

(c) Each of Parent and the Borrowers hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law. Each Foreign Borrower hereby irrevocably appoints the US Borrower as its agent for service of process in respect of this Agreement and any Loan Document, provided that such appointment will not affect the right of any party to this Agreement to serve process on any Foreign Borrower in any other manner permitted by law.

SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

SECTION 9.12. Confidentiality. (a) Each of the Agents, the Issuing Banks and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and will be instructed (and will agree) to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to Parent, any Borrower or any other Subsidiary and its obligations hereunder, (g) upon conditions satisfactory to Parent, with the consent of Parent or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to any Agent, any Issuing Bank or any Lender on a nonconfidential basis from a source other than Parent or a Borrower. For the purposes of this Section, the term “Information” means all information received from Parent or any Borrower relating to Parent or the Borrowers or any of their Affiliates, or their respective businesses, other than any such information that is available to any Agent, any Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by Parent or a Borrower, provided that in the case of information received from Parent or any Borrower after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

(b) EACH LENDER ACKNOWLEDGES THAT INFORMATION AS DEFINED IN SECTION 9.12(a) FURNISHED TO IT PURSUANT TO THIS AGREEMENT MAY INCLUDE MATERIAL NON-PUBLIC INFORMATION CONCERNING PARENT, ITS SUBSIDIARIES AND ITS RELATED PARTIES OR THEIR RESPECTIVE SECURITIES, AND CONFIRMS THAT IT HAS DEVELOPED COMPLIANCE PROCEDURES REGARDING THE USE OF MATERIAL NON-PUBLIC INFORMATION AND THAT IT WILL HANDLE SUCH MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH THOSE PROCEDURES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. ALL INFORMATION, INCLUDING WAIVERS AND AMENDMENTS, FURNISHED BY THE PARENT OR ANY OF ITS SUBSIDIARIES OR THE ADMINISTRATIVE AGENT PURSUANT TO, OR IN THE COURSE OF ADMINISTERING, THIS AGREEMENT WILL BE SYNDICATE-LEVEL INFORMATION, WHICH MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION ABOUT THE PARENT, ITS SUBSIDIARIES AND THEIR RELATED PARTIES OR THEIR RESPECTIVE SECURITIES. ACCORDINGLY, EACH LENDER REPRESENTS TO THE BORROWER AND THE ADMINISTRATIVE AGENT THAT IT HAS IDENTIFIED IN ITS ADMINISTRATIVE QUESTIONNAIRE A CREDIT CONTACT WHO MAY RECEIVE INFORMATION THAT MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE PROCEDURES AND APPLICABLE LAW.

SECTION 9.13. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law, including the Criminal Code (Canada) (collectively, the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, including the Criminal Code (Canada), the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

SECTION 9.14. Release of Liens and Guarantees. A Subsidiary Loan Party shall automatically be released from its obligations under the Loan Documents and all Liens in the Collateral of such Subsidiary Loan Party shall be automatically released and all provisions of the Loan Documents shall cease to apply to such Subsidiary Loan Party upon the consummation of any transaction permitted by this Agreement as a result of which such Subsidiary Loan Party ceases to be a Subsidiary, provided that if so required by this Agreement, the Required Lenders shall have consented to such transaction and the terms of such consent did not provide otherwise. Upon any sale or other transfer by any Subsidiary Loan Party (other than to Parent or any other Subsidiary) of any Collateral that is permitted under any Loan Document, or upon the effectiveness of any written consent to the release of the Lien granted under any Loan Document in any Collateral pursuant to Section 9.02 of this Agreement, the Lien on such Collateral shall be automatically released. In connection with any termination or release pursuant to this Section, the Administrative Agent shall execute and deliver to any Subsidiary Loan Party, at such Subsidiary Loan Party’s expense, all documents that such Subsidiary Loan Party shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to this Section shall be without recourse to or warranty by the Administrative Agent.

SECTION 9.15. Conversion of Currencies. (a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, each party hereto (including any Foreign Borrower) agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given.

(b) The obligations of each Borrower in respect of any sum due to any party hereto or any holder of the obligations owing hereunder (the “Applicable Creditor”) shall, notwithstanding any judgment in a currency (the “Judgment Currency”) other than the currency in which such sum is stated to be due hereunder (the “Agreement Currency”), be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in the Agreement Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such loss. The obligations of the Borrowers contained in this Section 9.15 shall survive the termination of this Agreement and the payment of all other amounts owing hereunder.

SECTION 9.16. USA Patriot Act Notice. Each of the Lenders and the Agents (for itself and not on behalf of any Lender) hereby notifies each Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies each Borrower, which information includes the name and address of each Borrower and other information that will allow such Lender or such Agent, as applicable, to identify each Borrower in accordance with the Act.

SECTION 9.17. Effectiveness of Amendment and Restatement; No Novation. (a) Until this Agreement becomes effective in accordance with the terms hereof, the Amended Original Credit Agreement shall remain in full force and effect and shall not be affected hereby. On and after the Effective Date, all obligations of Parent and the Borrowers under the Amended Original Credit Agreement shall become obligations of Parent and the Borrowers hereunder, secured by the Security Documents, and the provisions of the Amended Original Credit Agreement shall be superseded by the provisions hereof.

(b) This Agreement shall not extinguish the Loans or any Letters of Credit outstanding under the Amended Original Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the Loans outstanding under the Amended Original Credit Agreement, which shall remain outstanding after the Effective Date as modified hereby. Notwithstanding any provision of this Agreement, the provisions of Sections 2.15, 2.16, 2.17 and 9.03 of the Amended Original Credit Agreement as in effect immediately prior to the Effective Date will continue to be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the Effective Date.

(c) Notwithstanding the occurrence of the Effective Date, the provisions of Sections 6.08(a)(xi), (xii) and (xiv) shall not become effective until the Preferred Stock has been redeemed in full or any restrictions to the effectiveness of such provisions in the documents governing the Preferred Stock have been eliminated or waived.

(d) By delivery of a counterpart signature page hereto, each Lender under the Amended Original Credit Agreement indicates its approval of the amendment and restatement of the Amended Original Credit Agreement contemplated hereby, and of the amendments to the other Loan Documents occurring in connection herewith.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

LIVE NATION, INC. (f/k/a CCE SPINCO, INC.),

By:
/s/ Alan Ridgeway

Name: Alan Ridgeway Title: Executive Vice President, Secretary

and CFO

LIVE NATION WORLDWIDE, INC. (f/k/a SFX ENTERTAINMENT, INC.),

By:
/s/ Alan Ridgeway

Name: Alan Ridgeway Title: Executive Vice President, Secretary

and CFO

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

By:
/s/ Tina L. Ruyter

Name: Tina L. Ruyter Title: Vice President

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian Agent,

By:
/s/ Tina L. Ruyter

Name: Tina L. Ruyter Title: Vice President

J.P. MORGAN EUROPE LIMITED, as London Agent,

By:
/s/ Ching Loh

Name: Ching Loh Title: Associate

BANK OF AMERICA, N.A., as Syndication Agent,

By:
/s/ Scott Conner

Name: Scott Conner Title: Vice President

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Fall Creek CLO, Ltd.
Eagle Creek CLO, Ltd.

By:
/s/ Jason M. Riehle

Name: Title:	Authorized Signor	Jason M. Riehle

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Bear Stearns Investment Products, Inc.

By:
/s/ John McDermott

Name: Title:	Vice President	John McDermott

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

National City Bank

By:
/s/ Elizabeth A. Brosky

Name: Title:	Vice President	Elizabeth A. Brosky

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Muir Grove CLO, Ltd.
Founders Grove CLO, Ltd.
Grant Grove CLO, Ltd.

By:

Tall Tree Investment Management, LLC as Collateral Manager

By:
/s/ Michael J. Starshak Jr.

Name: Title:	Officer	Michael J. Starshak Jr.

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Mountain View CLO II, Ltd.

Mountain View CLO III, Ltd.

Mountain View CLO IV, Ltd.

Mountain View Funding CLO 2006-	I, Ltd.

STI Classic Seix Floating Rate High Income Fund

By:

Seix Advisors, a fixed income division of Trusco Capital Management, Inc., as Collateral Manager

By:
/s/ George Goudelias

Name: Title:	PM, Seix Advisors	George Goudelias

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF June 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

ACA CLO 2005-1, Limited
ACA CLO 2006-2, Limited
ACA CLO 2007-1, Limited

By:
/s/

Name:
Title:

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

General Electric Capital Corporation

By:
/s/ Karl Kieffer

Name: Title:	Karl Kieffer Duly Authorized Signatory

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Atrium III
Atrium IV
Credit Suisse Syndicated Loan Fund
CSAM Funding I
CSAM Funding II
CSAM Funding IV
Madison Park Funding I, Ltd.

By:
/s/ Thomas Flannery

Name: Title:	Thomas Flannery Authorized Signatory

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Atrium V
Madison Park Funding II, Ltd.
Madison Park Funding III, Ltd.
Madison Park Funding IV, Ltd.
Madison Park Funding V, Ltd.

By:

Credit Suisse Alternate Capital, Inc. as Collateral Manager

By:
/s/ Thomas Flannery

Name: Title:	Thomas Flannery Authorized Signatory

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF , 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Babson CLO Ltd. 2004-I
Babson CLO Ltd. 2005-III
Babson CLO Ltd. 2006-II
Babson CLO Ltd. 2007-I
Babson Mid-Market CLO Ltd. 2007-II
Babson Credit Strategies Clo Ltd.

By: Babson Capital Management LLC as Collateral Manager

By:
/s/ Geoffrey Takacs

Name: Geoffrey Takacs Title:Director
Bill & Melinda Gates	Foundation Trust Clo Ltd.

Massachusetts Mutual Life Insurance Company

By: Babson Capital Management LLC as Investment Adviser

By:
/s/ Geoffrey Takacs

Name: Title:	Geoffrey Takacs Director

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

The Sumitomo Trust and Banking Co., Ltd. New York Branch

By:
/s/ Elizabeth A. Quirk

Name: Title:	Elizabeth A. Quirk Vice President

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Hillmark Funding Inc.
Stoney Lane Funding I Ltd.
Stoney Lane Funding II Ltd.

By:

Hillmark Capital Management LLP as Collateral Manager

By:
/s/ Kevin Coskley

Name: Title:	Kevin Coskley Senior Portfolio Manager

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

GULF STREAM-COMPASS	CLO 2002-1 LTD

GULF STREAM-COMPASS	CLO 2004-1 LTD

GULF STREAM-COMPASS	CLO 2005-1 LTD

GULF STREAM-COMPASS	CLO 2005-II LTD

GULF STREAM-RASHINBAN CLO 2006-1 LTD
GULF STREAM-NAVigator Loan Fund 2006 Segregated Portfolio

By:

Gulf Stream Asset Management LLC as Collateral Manager

By:
/s/ Barry K. Lane

Name: Title:	Barry K. Lane Chase Credit Officer

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

GALE FORCE 3 CLO, LTD.
HUDSON STRAITS CLO 2004, LTD.
SUN LIFE ASSURANCE COMPANY OF CANADA (US)

By:

GSO Capital Partners LP as Collateral Manager

By:
/s/ Sanjal Bhonsle

Name: Sanjal Bhonsle
Title:	Authorized Signatory

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Merrill Lynch Capital Corp.

By:
/s/ Stephanie Vallillo

Name: Title:	Stephanie Vallillo Director

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

THE FOOTHILL GROUP, INC.

By:
/s/ Greg Apkarian

Name: Title:	Greg Apkarian VP

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Foothill CLO I, Ltd.

By:

The Foothill Group, Inc., as attorney-in-fact

By:
/s/ Greg Apkarian

Name: Title:	Greg Apkarian Managing Member

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Grand Central Asset Trust, ALAD Series

By:
/s/ Richard Newcomb

Name: Richard Newcomb
Title:	Attorney-in-fact

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Atlas Loan Funding 1, LLC

By:

Structured Asset Investors, LLC its Investment Manager

By:
/s/ Diana M. Hines

Name: Title:	Diana M. Himes Vice President

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Landmark III CDO LIMITED
Landmark IV CDO LIMITED
Landmark V CDO LIMITED
Landmark VI CDO LIMITED
Landmark VII CDO LIMITED
Landmark IX CDO LIMITED

By:

Aladdin Capital Management, LLC as Manager

By:
/s/ Alyse Kelly

Name: Title:	Alyse Kelly Authorized Signatory

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Jupiter Loan Funding LLC
Finch Funding LLC

By:
/s/ Tara E. Kenny

Name: Title:	Tara E. Kenny Assistant Vice President

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

WB Loan Funding 5, LLC

By:
/s/ Diana M. Himes

Name: Diana M. Himes
Title:	Vice President

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

ACM Income Fund, Inc.
ABCLO 2007-1 Ltd.

By:

AllianceBernstein L.P., as Investment Advisor

By:
/s/ Jeffrey Hughes

Name: Title:	Jeffrey Hughes Vice President

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Alaska CBNA Loan Funding LLC
Bismarck CBNA Loan Funding LLC

By:
/s/ Jason Muelver

Name: Title:	Jason Muelver Attorney-in-fact

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Trimaran CLO IV Ltd.
Trimaran CLO V Ltd.
Trimaran CLO VI Ltd.
Trimaran CLO VII Ltd.

By: Trimaran Advisors, L.L.C.

By:
/s/ David M. Millison

Name: David M. Millison Title:	Managing Director

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

AMMC CLO III, LIMITED
AMMC CLO IV, LIMITED
AMMC CLO V, LIMITED
AMMC CLO VI, LIMITED
AMMC CLO VII, LIMITED
GREAT AMERICAN INSURANCE COMPANY

By: American Money Management Corp., as Collateral Manager

By:
/s/ David P. Meyer

Name: David P. Meyer Title:	Senior Vice President

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Deutsche Bank Trust Company Americas

By:
/s/ Susan LeFevre

Name: Susan LeFevre Title:	Director
By:
/s/ Evelyn Thierry

Name: Evelyn Thierry
Title:	Vice President

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Callidus Debt Partners CLO Fund III Ltd.

By: Its Collateral Manager, Callidus Capital Management, LLC

By:

/s/
Name:
Title:

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE

NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Credit Suisse, Cayman Islands Branch

By:
/s/ Doreen Barr

Name: Doreen Barr Title: By:	Vice President
/s/ James Neira

Name:	James Neira
Title: Associate

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Union Bank Of California

By:
/s/ Rafael Vistan

Name: Rafael Vistan Title:	Vice President

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:
ACAS CLO 2007-1 Ltd.

By:: American Capital Asset Management, LLC

By:
/s/ Michael Cerullo

Name: Michael Cerullo Title:	Authorized Signatory

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Emerson Place CLO, Ltd.
Avery Street CLO, Ltd.

By:
/s/ R. Ian O’Keeffe

Name: R. Ian O’Keeffe Title:	Authorized Signatory

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:
Feingold O’Keeffe Credit Fund CBNA Loan Funding LLC

By:
/s/ Adam Kaiser

Name: Adam Kaiser Title:	Attorney-in-Fact

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Eaton Vance Variable Leverage Fund Ltd.
Eaton Vance Credit Opportunities Fund Ltd.
Eaton Vance Senior Income Trust
Eaton Vance Institutional Senior Loan Fund
Eaton Vance CDO VII PLC
Eaton Vance CDO VIII, Ltd.
Eaton Vance CDO IX Ltd.
Eaton Vance CDO X PLC
Eaton Vance CDO XI LTD
Big Sky III Senior Loan Trust
Eaton Vance VT Floating-Rate Income Fund
Eaton Vance Limited Duration Income Fund
Eaton Vance Senior Floating-Rate Trust
Eaton Vance Floating-Rate Income Trust
Eaton Vance Short Duration Diversified Income Fund

By: Eaton Vance Management as Investment Advisor

By:
/s/ Michael B. Botthof

Name: Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Senior Debt Portfolio
Grayson & Co

By: Boston Management and Research as Investment Advisor

By:
/s/ Michael B. Botthof

Name: Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

The Norinchukin Bank, New York Branch, through State Street Bank and Trust Company N.A. as Fiduciary Custodian

By: Eaton Vance Management, Attorney-in-Fact

By:
/s/ Michael B. Botthof

Name: Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE [ ], 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:
Feingold O’Keeffee CVI

By:
/s/ Neam Ahmed

Name: Neam Ahmed Title:	Authorized Signatory

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Stanfield McLaren CLO, Ltd.
Stanfield Datona CLO, Ltd.
Stanfield Vantage CLO, Ltd.
Stanfield Veyron CLO, Ltd.
Stanfield Modena CLO, Ltd.

By: Stanfield Capital Partners, LLC as its Collateral Manager

By:
/s/ David Frey

Name: David Frey Title:	Managing Director

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:
Copper River CLO, Ltd.

By:
/s/ Kaitlin Trinh

Name: Kaitlin Trinh Title:	Director

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:
LL Victory Funding LLC

By:
/s/ Tara E. Kenny

Name: Tara E. Kenny Title:	Authorized Signatory

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Duane Street CLO I, Ltd.
Duane Street CLO II, Ltd.
Duane Street CLO III, Ltd.

By: DiMaio Ahmad Capital LLC as Collateral Manager

By:
/s/ Paul Travers

Name: Paul Travers Title:	Authorized Signatory

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:
Harch CLO III, Limited

By:
/s/ Michael E. Lewitt

Name: Michael E. Lewitt
Title:	Authorized Signatory

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

White Horse II, Ltd.
White Horse IV, Ltd.

By:
/s/ Jay Carvell

Name: Jay Carvell, CPA Title:	Portfolio Manager

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

CIFC Funding 2006 II, Ltd.
CIFC Funding 2007-I, Ltd.

By:

/s/ Moa Tran
Name: Moa Tran
Title:

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE

NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Golden Tree Loan Opportunities III, Ltd.
Golden Tree Loan Opportunities IV, Ltd.
Golden Tree Capital Opportunities, LP

By: Golden Tree Asset Management, LP

By:
/s/ Karen Weber

Name: Karen Weber Title:	Authorized Signatory

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

TRS Aria LLC

By: Deutsche Bank AB New York Branch, its Sole Member

By: DB Services New Jersey, Inc.

By:
/s/ Alice L. Wagner

Name: Alice L. Wagner Title: By:	Vice President
/s/ Claudia Roda

Name:	Claudia Roda
Title: Authorized Signatory

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Avenue CLO Fund, Limited
Avenue CLO II, Limited
Avenue CLO V, Limited

By:
/s/ Richard D’Addario

Name: Richard D’Addario
Title:	Senior Portfolio Manager

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:
The Bank of New York

By:
/s/ Adam Bester

Name: Adam Bester Title:	VP

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:
Virginia Retirement System

By: Posr Advisory Group, LLC its Investment Manager

By:
/s/ Mark Porraro

Name: Mark Porraro Title:	Authorized Signatory

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Muzinich SPC for the account of a Muzinich Extrayield $ Segregated Porfolio

By:
/s/ Liezel Kleunhaus

Name: Liezel Kleynhans Title:	Director

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:
Wachovia Bank, N.A.

By:
/s/ Mark L. Cook

Name: Mark L. Cook Title:	Director

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:
Silver Lake Financial

By:
/s/ Roger Wittlin

Name: Roger Wittlin Title:	Managing Director

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Confluent 4 Limited

By: Loomis, Sayles & Company, L.P., as Sub-Manager

By: Loomis, Sayles & Company, Inc., its General Partner

By:
/s/ Kevin J. Perry

Name: Kevin J. Perry Title:	Vice President

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

JXIS Loomis Sayles Senior Loan Fund, LLC
Loomis Sayles Senior Loan Fund, LLC

By: Loomis, Sayles & Company, L.P., its Manager

By: Loomis, Sayles & Company, Inc., its General Partner

By:
/s/ Kevin J. Perry

Name: Kevin J. Perry Title:	Vice President

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Loomis Sayles Cayman Leveraged Senior Loan Fund, Ltd.

By: Loomis, Sayles & Company, L.P., its Investment Manager

By: Loomis, Sayles & Company, Inc., its General Partner

By:
/s/ John R. Bell

Name: John R. Bell Title:	Vice President

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Loomis Sayles CLO I, Ltd.

By: Loomis, Sayles & Company, L.P., its Collateral Manager

By: Loomis, Sayles & Company, Inc., its General Partner

By:
/s/ Kevin P. Charleston

Name: Kevin P. Charleston
Title:	Executive Vice President

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Loomis Sayles Senior Loan Fund II, LLC

By: Loomis, Sayles & Company, L.P., its Managing Member

By: Loomis, Sayles & Company, Inc., its General Partner

By:
/s/ Kevin J. Perry

Name: Kevin J. Perry Title:	Vice President

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Veritas CLO I, Ltd.
Veritas CLO II, Ltd.
Prospero CLO I, B.V.
Prospero CLO II, B.V.
Capitalism CLO Ltd.

By:
/s/ Eric Hurshman

Name: Eric Hurshman Title:	Attorney-in-Fact

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Silverado CLO 2006-I Limited

By: Wells Capital Management as Portfolio Manager

By:
/s/ Zachary Tyler

Name: Zachary Tyler Title:	Authorized Signatory

SIGNATURE PAGE TO THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF JUNE 29, 2007, AMONG LIVE NATION, INC. (F/K/A CCE SPINCO, INC.), LIVE NATION WORLDWIDE, INC. (F/K/A SFX ENTERTAINMENT, INC.), THE FOREIGN BORROWERS PARTY THERETO, THE LENDERS PARTY THERETO, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, AS CANADIAN AGENT, J.P. MORGAN EUROPE LIMITED, AS LONDON AGENT, AND BANK OF AMERICA, N.A., AS SYNDICATION AGENT

Name of Institution:

Wells Capital Management 16496500
Wells Capital Management 18866500

By:
/s/ Zachary Tyler

Name: Zachary Tyler Title:	Authorized Signatory